As filed with the Securities and Exchange Commission on April 20, 2011
Registration No. 333-107705/811-4420

                                                                                                                     SECURITIES AND EXCHANGE COMMISSION
                                                                                                                                       WASHINGTON, D.C.  20549

                                                         FORM N-6
                                                                                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                       PRE-EFFECTIVE AMENDMENT NO.         (  )
                                                                       POST-EFFECTIVE AMENDMENT NO. 1 5      (X)
                                                    and/or
                                                                          REGISTRATION STATEMENT UNDER THE INVESTMENT
                                                           COMPANY ACT OF 1940
                                                     Amendment No. 10 9    (X)
                                                            (Check appropriate box or boxes)

                                                               WRL SERIES LIFE ACCOUNT
                                                             (Exact Name of Registrant)

                                                                           WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                                        (Name of Depositor)
                                                       570 Carillon Parkway
                                                         St. Petersburg, FL  33716
                                                                          (Address of Depositor's Principal Executive Offices) (Zip Code)
                                                                     Depositor's Telephone Number, including Area Code:
                                                     (727) 299-1800

                                                       Arthur D. Woods, Esq.
                                                             Vice President and Senior Counsel
                                                                  Western Reserve Life Assurance Co. of Ohio
                                                       570 Carillon Parkway
                                                       St. Petersburg, FL  33716
                                                                (Name and Address of Agent for Service)

                                                   Copy to:

                                                             Mary Jane Wilson-Bilik, Esq.
                                                               Sutherland Asbill & Brennan LLP
                                                              1275 Pennsylvania Avenue, N.W.
                                                             Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
  X_   on May 1, 201 1 pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a)(1)
__ on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

  P R O S P E C T U S

May 1, 20 11

WRL XCELERATORSM
WRL XCELERATOR FOCUSSM
WRL XCELERATOR EXECSM
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
Claim Forms	Administrative Office : P.O. Box 9008, Clearwater, FL 33758-9008 (street address—570 Carillon Parkway, St. Petersburg, FL 33716)
All payments made by check, all other correspondence and notices (except claim forms)	Mailing Address : 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

.

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL XceleratorSM, WRL Xcelerator FocusSM  and WRL Xcelerator ExecSM, each a flexible premium variable life insurance policy (the “Policy” or the “Policies”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”),  the ProFunds, the Access One Trust (“Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

Investing in the Policies involves risk, including possible loss of premiums.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase th is Policy or to take withdrawals from another policy you own to make premium payments under th is Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy
Transamerica Series Trust:	Transamerica Series Trust (cont.):**	ProFunds (cont.):
➢ Transamerica AEGON Active Asset Allocation – Conservative VP* VPVPVPVPVPVP*	➢ Transamerica JPMorgan Core Bond VP	➢ ProFund VP Japan*
➢ Transamerica AEGON Active Asset Allocation – Moderate Growth VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP Mid-Cap*
➢ Transamerica AEGON Active Asset Allocation – Moderate VP* Growth VP*	➢ Transamerica JPMorgan Tactical Allocation VP	➢ ProFund VP Money Market*
➢ Transamerica AEGON High Yield Bond VP* ➢ –	➢ Transamerica Jennison Growth VP	➢ ProFund VP NASDAQ-100*
➢ Transamerica AEGON Money Market VP*	➢ Transamerica MFS International Equity VP	➢ ProFund VP Oil & Gas*
➢ Transamerica AEGON U.S. Government Securities VP*	➢ Transamerica Morgan Stanley Capital Growth VP*	➢ ProFund VP Pharmaceuticals*
➢ Transamerica AllianceBernstein Dynamic Allocation VP*	➢ Transamerica Morgan Stanley Growth Opportunities VP*	➢ ProFund VP Precious Metals*
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica Morgan Stanley Mid- Cap Growth VP	➢ ProFund VP Short Emerging Markets*
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica Multi-Managed Balanced VP*	➢ ProFund VP Short International*
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica Multi Managed Large Cap Core VP	➢ ProFund VP Short NASDAQ-100*
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short Small-Cap*
➢ Transamerica BlackRock Global Allocation VP*	➢ Transamerica Systematic Small/Mid Cap Value VP*	➢ ProFund VP Small-Cap*
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Small-Cap Value*
➢ Transam erica BlackRock Tactical Allocation VP*	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Telecommunications*
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica WMC Diversified Equity VP*	➢ ProFund VP UltraSmall-Cap*
➢ Transamerica Efficient Markets VP	➢ Transamerica WMC Diversified Growth VP	➢ ProFund VP U.S. Government Plus*
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*		➢ ProFund VP Utilities*
➢ Transamerica Foxhall Global Conservative VP*	ProFunds:	Access One Trust:
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Asia 30*	➢ Access VP High Yield Fund*
➢ Transamerica Foxhall Global Commodities & Hard Assets VP*	➢ ProFund VP Basic Materials*	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Bull*	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Consumer Services*
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Emerging Markets*	Franklin Templeton Variable Insurance Products Trust:
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Europe 30*	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Index 50 VP	➢ ProFund VP Falling U.S. Dollar*
➢ Transamerica Index 75 VP	➢ ProFund VP Financials*	Fidelity Variable Insurance Products :
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP International*	➢ Fidelity VIP Index 500 Portfolio

*Please see the footnote for this portfolio in the section entitled “Western Reserve, the Separate Account and the Portfolios” in this prospectus.
**Transamerica JPMorgan Mid Cap Value VP does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Table of Contents

Policy Benefits/Risks Summary WRL XceleratorSM, WRL Xcelerator FocusSM & WRL Xcelerator ExecSM.	1
Policy Benefits.	1
The Policy in General.	1
Flexibility	2
Variable Death Benefit.	2
Cash Value.	3
Investment Options.	3
Tax Benefits.	3
Risks of Your Policy.	4
Long-Term Financial Planning.	4
Risk of an Increase in Current Fees and Expenses.	4
Investment Risks.	4
Risks of Managing General Account Assets.	4
Premium Payments.	4
Lapse.	4
Withdrawals and Loans.	5
Tax Risks.	5
Portfolio Risks.	5
Fee Tables.	5
Fee Tables for Policies Applied For On Or After October 30, 2008.	6
Fee Tables For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009	25
Range of Expenses for the Portfolios.	44
Western Reserve, the Separate Account, the Fixed Account and the Portfolios.	44
Western Reserve.	44
Financial Condition of the Company.	44
The Separate Account.	45
The Fixed Account.	45
The Portfolios.	46
Selection of Underlying Portfolios.	56
Addition, Deletion, or Substitution of Portfolios.	56
Your Right to Vote Portfolio Shares	57
Charges and Deductions	57
Premium Expense Charge.	57
Monthly Deductions.	58
Mortality and Expense Risk Charge.	61
Surrender Charge (Base and Focus Policies)	62
Decrease Charge (Base and Focus Policies).	64
Transfer Charge.	65
Loan Interest Spread.	65
Cash Withdrawal Charge (Base and Focus Policies).	65
Taxes.	65
Rider Charges.	66
Portfolio Expenses.	66
Revenue We Receive.	66
Your Policy.	68
Ownership Rights.	68
Modifying Your Policy.	68
Purchasing a Policy.	68
Tax Free "Section 1035" Exchanges.	68
When Insurance Coverage Takes Effect.	69
Backdating a Policy.	69
Policy Changes After Age 100	71
Focus Policy.	71
Exec Policy.	72
Policy Features	73
Premiums.	73
Allocating Premiums.	73
Premium Flexibility.	74
Planned Periodic Payments	74
Minimum Monthly Guarantee Premium (Base and Focus Policies)	74
Premium Limitations	75
Making Premium Payments	75
Transfers	75
General	76
Disruptive Trading and Market Timing	76
Telephone, Fax and Online Privileges	79
Fixed Account Transfers	79
Conversion Rights	80
Dollar Cost Averaging	80
Asset Rebalancing Program	81
Third Party Asset Allocation Services	81
Policy Values	82
Cash Value	82
Net Surrender Value	82
Subaccount Unit Val ue	83
Fixed Account Value	83
Death Benefit	84
Death Benefit Proceeds	84
Death Benefit	84
Death Benefit After Age 100	88
Effect of Cash Withdrawals on the Death Benefit	88
Effect of Inflation Fighter Rider on the Death Benefit	88
Choosing Death Benefit Options	88
Changing the Death Benefit Option	88
Increasing/Decreasing the Specified Amount	88
Payment Options	90
Surrenders and Cash Withdrawals	90
Surrenders	90
Cash Withdrawals	90
Canceling a Policy	91
Signature Guarantees	92
Loans	92
General	92
Interest Rate Charged	93
Loan Reserve Account Interest Rate Credited	93
Effect of Policy Loans	93
Policy Lapse and Reinstatement	94
Lapse	94
No Lapse Period Guarantee (Base Policy and Focus Policy)	94
Reinstatement	95
Federal Income Tax Considerations	96
Tax Status of the Policy	96
Tax Treatment of Policy Benefits	96
Other Policy Information	98
Settlement Options	98
[INSERT PAGE NUMBER]
Payments We Make	99
Split Dollar Arrangements	100
Policy Termination	100
Assignment of the Policy	101
Supplemental Benefits (Riders)	101
Children's Insurance Rider (Base Policy and Focus Policy)	101
Accidental Death Benefit Rider (Base Policy and Focus Policy)	101
Other Insured Rider (Base Policy and Focus Policy)	101
Primary Insured Rider Plus ("PIR Plus") (Base Policy and Focus Policy)	102
Inflation Fighter Rider (Base Policy and Focus Policy)	103
Disability Waiver of Monthly Deductions Rider (Base Policy, Focus Policy and Exec Policy)	104
Disability Waiver of Premium Rider (Base Policy, Focus Policy and Exec Policy)	105
Living Benefit Rider (an Accelerated Death Benefit) (Base Policy, Focus Policy and Exec Policy)	105
Additional Information	106
Sending Forms and Transaction Requests In Good Order	106
Sale of the Policies	106
Legal Proceedings	108
Financial Statements	108
Glossary	110
For Policies Applied For On or After October 30, 2008:
Appendix A-1:
Surrender Charge Per Thousand of Specified Amount Layer – Base Policy	116
Surrender Charge Per Thousand of Specified Amount Layer Xcelerator Focus	118
Appendix B-1:
Xcelerator Monthly Per Unit Charges (Rate Per Thousand) (Base Policy)	120
Guaranteed Monthly Per Unit Charges Xcelerator Focus	122
Current Monthly Per Unit Charges Xcelerator Focus (Rate Per Thousand)	124
Monthly Per Unit Charges EXEC (Rate per Thousand)	126
Appendix C-1:
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator	134
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for Focus	136
Appendix D-1 - Illustrations	138
For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009:
Appendix A-2:
Surrender Charge Per Thousand of Specified Amount Layer Base & Focus	147
Appendix B-2:
Monthly Per Unit Charges (Rate Per Thousand) Base Policy	149
Focus Current Monthly Per Unit Charges (Rate Per Thousand)	151
Focus Guaranteed Monthly Per Unit Charges (Rate Per Thousand)	153
Exec Monthly Per Unit Charges (Rate Per Thousand)	155
Appendix C-2:	155
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator	163
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for Focus	165
Appendix D-2 - Illustrations	167
Prospectus Back Cover	175

Policy Benefits/Risks Summary
WRL XceleratorSM, WRL Xcelerator FocusSM & WRL Xcelerator ExecSM

This summary describes your Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

We offer three (3) bands of coverage under the Base Policy , two (2) bands under the Focus Policy , and four (4) bands under the Exec Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:
•
The WRL Xcelerator is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•	Three variations of the Policy are available:
WRL Xcelerator Policy (the “Base Policy”) – the basic version of the Policy that is available to individuals;

WRL Xcelerator Focus Policy (the “Focus Policy”) – compared to the Base Policy , the monthly per unit charges are lower, but the minimum specified amount is higher, investment options are restricted during the first year and the minimum no lapse period is shorter.  This Policy is available to individuals;

WRL Xcelerator Exec Policy (the “Exec Policy”) – only available for group or sponsored arrangements; different minimum specified amount, issue ages, banding, and rates for certain charges, than under the Base and Focus Policies; no surrender or withdrawal charges; no minimum no lapse period; more withdrawals permitted per Policy year.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•
You may place your money in the fixed account where it earns an interest rate (at least 2% annual interest) declared in advance for a specified period, or in any of the subaccounts of the Separate Account which are described in this prospectus.   The fixed account is not available to you if your Policy was issued in the State of New Jersey.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.  These riders may not be available in all states or with the Exec Policy .

•
Your Policy ( Base Policy and Focus Policy only ) has a no lapse period guarantee which means that as long as requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, or as explained in the section entitled “Extension of No Lapse Guarantee Period” in this prospectus.  This is true even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums ( minus any cash withdrawals, minus any outstanding loan amount, and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in “Policy Lapse and Reinstatement.”

Base Policy	Focus Policy	Exec Policy
Band 1: $50,000 - $499,999	Band 1 not available	Band 1: $100,000 - $249,999
Band 2: $500,000 - $999,999	Band 2: 500,000 - $999,999	Band 2: $250,000 - $499,999
Band 3: $1,000,000 or more	Band 3: $1,000,000 or more	Band 3: $500,000 - $999,999
Band 4: $1,000,000 or more

●There may be adverse consequences should you take an early withdrawal from the fixed account and/or subaccounts such as a change in your tax status, a reduction in the Policy’s specified amount, its death benefit and the Policy’s cash value.

●You will have a “free-look” period once we deliver your Policy.  You may return the Policy with the original signature during this period and receive a refund.  We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.  Please see the section of this prospectus entitled “Canceling a Policy” for a description of the free-look period.

4
●You may increase the specified amount once a Policy year on any Monthiversary prior to the primary insured’s 86 th birthday .  After the third Policy year, you may change the death benefit option and decrease the specified amount once a year, but you may not increase and decrease the specified amount in the same Policy year.  Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the  specified amount. (For Exec Policies, we will also allow a one-time decrease of 50% at any point after the seventh Policy year). The new specified amount cannot be less than the minimum specified amount as shown in your Policy.    You may change the death benefit option on any Monthiversary before the insured reaches attained age 95.  Changes are not allowed after the insured reaches age 95.  Please note: Changes in specified amount will trigger changes in your cost of insurance charges, monthly per unit charge, your guideline premium or cash value accumulation life insurance compliance test, your minimum monthly guarantee premium (Base and Focus Policies), may affect your ability to maintain the no lapse guarantee (Base and Focus Policies), and may have adverse tax consequences.  Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued. The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option

•	Increase or decrease the amount of the Policy’s life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under your Policy.

•	Take a loan against the Policy .

•	Take a cash withdrawal or surrender the Policy.

Death Benefit

If the insured dies while your Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and in accordance with the terms of your Policy.  The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

Choices Among Death Benefit Options.  If you have a Base or Focus Policy, you may select Option A, B or C.  If you have an Exec Policy, you must chose Option A or B; Option C is not available for Exec policies.  Each Option is described below:

Option A is the greatest of:
	>	T he specified amount; or
	>	T he minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:
	>	T he specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	T he minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greatest of:
	>	T he amount payable under Option A; or
	>	T he specified amount, multiplied by an age-based "factor" plus the Policy's cash value on the date of the insured's death; or

You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test –generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.  Note:  You may not change tests.

 Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.”  Note: You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you’ve made, Policy charges, and how much you ha ve borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – Y ou can withdraw part of your Policy’s cash value once each year after the first Policy year for the Base and Focus Policies, and twelve times per year for Exec Policies.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take  a loan from the Policy using your Policy’s cash surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.” The terms for any loans taken from your cash balance will differ depending on the C.S.O. Table that was in effect at the time your Policy was issued.

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.”  You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among a selection of variable investment options, each of which invests in a corresponding portfolio of various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  In some cases, we may limit your transfer activity in order to deter disruptive trading and market timing.

You can transfer cash value among investment options during the life of your Policy. You can reallocate cash value among the variable and fixed account investment options available under the Policy without paying any current income tax.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled “Transfers” in this prospectus.

Tax Benefits

 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the taxable gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then a non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59 ½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-term Financial Planning

Your Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.   Taking a withdrawal may also incur charges. You may pay substantial charges if you surrender your Policy. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policies.  To the extent that Western Reserve is required to pay you amounts in addition to your Policy value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk.  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

If you choose the Guideline Premium Test, then f ederal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section entitled “Premiums” for more details.

Lapse

Your Base Policy and your Focus Policy contain a no lapse period guarantee.  The Policy will not lapse before the no lapse date stated in your Policy , or as described in the section of this prospectus entitled “Extension of No Lapse Guarantee Period,” as long as you pay sufficient minimum monthly guarantee premiums , or you have sufficient cas value to cover your monthly deductions and Policy charges .  You will lessen the risk of lapse of your Base Policy and/or your Focus Policy if you keep the no lapse guarantee in effect.  Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

After the no lapse period under the Base Policy and the Focus Policy, or at any time for an Exec Policy, your Policy may lapse (which means you no longer have insurance coverage)  if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero.  Your Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount .

•	Reduce your Policy’s death benefit .

•	Reduce the death benefit proceeds paid to your beneficiary .

•	Reduce your cash value .

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and, if a MEC, a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals taken during periods of poor investment performance could considerably reduce or eliminate some benefits or guarantees of the Policy.

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see “Surrenders and Cash Withdrawals – Cash Withdrawals” and /or “Loans.”

Surrenders

If you surrender your Base or Focus Policy during the first 8 Policy years (or during the 8-year period following an increase in specified amount), you will pay a surrender charge.   The surrender charge may be significant.   Federal income tax and/or a penalty may apply. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax  Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness .

If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges and loans that you receive during the life of the Policy may be subject to a 10% federal tax penalty if taken prior to age 59½ .  Other tax issues to consider when you own a life insurance policy are described in more detail in the section entitled “Federal Income Tax Considerations.”

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please Note: We have included two versions of each table. Section A includes the fee tables for Policies that were applied for on or after October 30, 2008 (or subsequent state approval), regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were applied for before October 30, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”).  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

 SECTION A
Fee Tables for Policies Applied For On Or After October 30, 2008
                                                             (Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

The first table describes the fees and expenses that you will pay when buying or owning the WRL XceleratorSM Policy, (the “Base Policy”) paying premiums, making cash withdrawals, surrendering your Policy, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees for the BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy
during the first 8 Policy years
and during the first 8 years from
the date of any increase in the
specified amount (whether
requested or an increase generated
 by the Inflation Fighter Rider)

Maximum Charge4		$59.90 per $1,000 of specified amount during the first Policy year	$59.90 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$12.11 per $1,000 of specified amount during the first Policy year	$12.11 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 35, in the preferred-elite non-tobacco use class		$19.82 per $1,000 of specified amount during the first Policy year	$19.82 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years and during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3The y   will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.   Please see the example in the “Surrender Charge” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7   We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount factor is based the current yield on 90-day U.S. Treasury bills or  Policy loan interest rate, whichever is greater. (Please see footnote 16 for a description of the loan rate.) For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month for the first Policy year; $12.00 per month thereafter through age 99; $0 starting with age 100	$10.00 per month through age 99; $0 starting with age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$30.40 per $1,000 of net amount at risk per month11	$29.80 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.02 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Initial Charge for male insured, issue age 35, in the preferred elite non-tobacco use class, band 1		$0.09 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11

_______________________________________

8 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts of $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial specified amount of less than $500,000 (Band 1) and in the 15th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge 1 3	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge 14 Minimum Charge 15 Initial Charge for an insured, issue age 35, band 1		$2.98 per $1,000 of specified amount per month $0.15 per $1,000 of specified amount per month $0.27 per $1,000 of specified amount per month	$2.98 per $1,000 of specified amount per month $0.15 per $1,000 of specified amount per month $0.27 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75 % for Policy years 1 – 15, and 0.30 % for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75 % for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread 16	On Policy anniversary or earlier, as applicable 17	1.0% (effective annual rate)	0.75% (effective annual rate)

_______________________________________________

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for up to 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.
14 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:18
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge19		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge20		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 35		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge22		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge23		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 35		$0.05 per $1,000 of base Policy net amount at risk per month11	$0.05 per $1,000 of base Policy net amount at risk per month11
______________________________________________

18 Optional Rider Cost of insurance charges are based on a number of factors including but not limited to each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age and gender, and the net amount at risk. The charges shown are for the Policy without riders and other benefits.  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
•Maximum Charge25		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
•Minimum Charge26		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
•Initial Charge for a male insured, issue age 35		$0.47 per $10 monthly rider benefit	$0.47 per $10 monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28	Monthly, on the Policy date and on each Monthiversary until the other insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge 29		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial Charge for a female insured, issue age 35, preferred elite non-tobacco use class		$0.08 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

24The charge for this rider is based on the primary insured’s issue age and gender, and the amount of monthly rider benefits.
25 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges and monthly per unit charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, age 73 at issue standard tobacco underwriting class and in the 27th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
OIR Monthly Per Unit Charge
Maximum Charge31		$0.57 per $1,000 of rider face amount32	$0.57 per $1,000 of rider face amount33
Minimum Charge34		$0.03 per $1,000 of rider face amount32	$0.03 per $1,000 of rider face amount33
Initial Charge for a female insured, issue age35, non-tobacco use class		$0.05 per $1,000 of rider face amount32	$0.05 per $1,000 of rider face amount33
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age35, in the preferred elite non-tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

________________________________________________________________
31 This maximum charge is based on an insured with the following characteristic:  issue age 85. This maximum charge may also apply to other issue ages.
32 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
33 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
34 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to other issue ages.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
PIR+ Monthly Per Unit Charge
Maximum Charge31		$0.14 per $1,000 of rider face amount32	$0.14 per $1,000 of rider face amount33
Minimum Charge34		$0.01 per $1,000 of rider face amount32	$0.01 per $1,000 of rider face amount33
Initial Charge for a male insured, issue age 35		$0.01 per $1,000 of rider face amount32	$0.01 per $1,000 of rider face amount33
Inflation Fighter Rider35	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

35 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the age of the insured at Policy issue and the duration of the Policy at the time of the increase

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time you own the Focus Policy, not including portfolio fees and expenses.

Transaction Fees for the FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year, 3% of premium payments thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during the first 8 Policy years and during the first 8 years from the date of any increase in the
specified amount (whether
requested or an increase
generated by the Inflation Fighter Rider)

Maximum Charge4		$40.93 per $1,000 of specified amount during the first Policy year	$40.93 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$7.63 per $1,000 of specified amount during the first Policy year	$7.63 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 40, in the preferred-elite non-tobacco use class		$17.21 per $1,000 of specified amount during the first Policy year	$17.21 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years and during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period).  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.   Please see the example in the “Surrender Charge” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 17 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death benefit)” in this prospectus.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and, $12.00 thereafter through age 99, $0 starting with age 100	$10.00 per month through age 99; $0 per month starting at age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$30.40 per $1,000 of net amount at risk per month11	$28.88 per $1,000 of net amount at risk per month11
Minimum Charge		$0.02 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,13
Initial Charge for male insured, issue age 40, in the preferred elite non-tobacco use class, band 3		$0.13 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amounts $1,000,000.00 and higher) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000- $999,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial specified amount of between $500,000 and $999,999 (Band 2) and in the 65th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 The minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$ 2.96 per $1,000 of specified amount per month	$2.23 per $1,000 of specified amount per month
Minimum Charge16		$0.15 per $1,000 of specified amount per month	$0.09 per $1,000 of specified amount per month
Initial Charge for a male insured, issue age 40, band 3		$0.34 per $1,000 of specified amount per month	$0.22 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

________________________________

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of up to 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year, or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge to the guaranteed charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s issue age, and the specified amount.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount between $500,000 and $999,999 (Band 2) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan . t  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age40		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 40		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

19 Optional Rider Cost of insurance charges are based on a number of factors including, but not limited to: each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$ 1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 40		$0.61 per $10 monthly rider benefit	$0.61 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance:
Maximum Charge30		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 35, preferred elite non-tobacco use class		$0.08 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30  This maximum charge is based on an insured with the following characteristics: male, age 75 at issue standard tobacco underwriting class and in the
25th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
OIR Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount34	$0.05 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 40, in the preferred elite non-tobacco use class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

____________________________

33 This maximum charge is based on an insured with the following characteristic:  issue age 85. This maximum charge may also apply to insureds with other issue ages.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to insureds with other issue ages.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
PIR+ Monthly Per Unit Charge
Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Initial Charge for a male insured, issue age 40		$0.02 per $1,000 of rider face amount34	$0.02 per $1,000 of rider face amount35
Inflation Fighter Rider137	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

37  Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the age of the insured at Policy issue and the duration of the Policy at the time of the increase.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay when buying or owning the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Transfer Charge2	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Transaction Fees for the EXEC POLICY
Charge (Cont.)	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Living Benefit Rider (an Accelerated Death Benefit)3	When rider is exercised	Discount Factor	Discount Factor

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and $12.00 thereafter through age 99, $0 starting at age 100	$10.00 per month through age 99; $ 0 starting at age 100.
Cost of Insurance4	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings) 5
Maximum Charge6		$29.19 per $1,000 of net amount at risk per month7	$29.19 per $1,000 of net amount at risk per month7
Minimum Charge		$0.04 per $1,000 of net amount at risk per month7,8	$0.01 per $1,000 of net amount at risk per month7,9

3  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.
4 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999). For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
5 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
6 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
8 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
9 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Cost of Insurance (without Extra Ratings) continued
Initial Charge for a male insured, issue age 50, in the preferred non-tobacco use class		$0.33 per $1,000 of net amount at risk per month7	$0.05 per $1,000 of net amount at risk per month7
Monthly Per Unit Charge10	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
Maximum Charge11		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
Minimum Charge12		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Initial Charge for a male insured, at issue age 50, in the preferred non-tobacco class, band 2		$0.27 per $1,000 of specified amount per month	$0.27 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread13	On Policy anniversary or earlier, as applicable14	1.0% (effective annual rate)	0.75% (effective annual rate)

10 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100.  We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age , gender and risk classification, and the Policy duration and specified amount band on the Policy date or on the date of any specified amount increase. and specified amount band on the Policy date.
11 This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year.  This maximum charge may also apply to insureds with other characteristics.
12 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge		Current Charge1
Optional Rider Charges:15
Disability Waiver of Monthly Deductions Rider16	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge17		$0.39 per $1,000 of the Policy’s net amount at risk per month7	$0.39 per $1,000 of the Policy’s net amount at risk per month7
Minimum Charge18		$0.03 per $1,000 of the Policy’s net amount at risk per month7	$0.03 per $1,000 of the Policy’s net amount at risk per month7
Initial Charge for a male insured, issue age 50		$0.13 per $1,000 of base Policy net amount at risk per month7	$0.13 per $1,000 of base Policy net amount at risk per month7
Disability Waiver of Premium Rider19	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge20		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge21		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 50		$1.13 per $10 monthly rider benefit	$1.13 per $10 monthly rider benefit

15 Optional Rider Cost of insurance charges are based on a number of factors including, but not limited to: each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
16 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Exec Policy.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.  This rider is only available on fully underwritten policies.
17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
18This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.
19 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.  This rider is only available on fully underwritten policies
20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue.  The minimum charge may also apply to insureds with other characteristics.

SECTION B
Fee Tables For Policies Applied For Before October 30, 2008 and Issued
Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying or owning the WRL XceleratorSM Policy (the “Base Policy”) paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees - BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during
the first 8 Policy years and during the
 first 8 years from the date of any
increase in the specified amount
(whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 35, in the preferred-elite non-tobacco use class		$25.61 per $1,000 of specified amount during the first Policy year	$25.61 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years and during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay. Please see the example in the “Surrender Charge” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. (Please see footnote 17 for a complete description of the loan rate.) For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Base Policy or the Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through age 99; and $0 per month starting at age 100.	$8.00 per month through age 99; and $0 starting at age 100.
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$46.21 per $1,000 of net amount at risk per month11
Minimum Charge		$0.06 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,13
Initial Charge for male insured, issue age 35, in the preferred elite non-tobacco use class, band 1		$0.14 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial specified amount of less than $500,000 (Band 1) and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$2.32 per $1,000 of specified amount per month	$2.32 per $1,000 of specified amount per month
Minimum Charge16		$0.12 per $1,000 of specified amount per month	$0.12 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 35, band 1		$0.25 per $1,000 of specified amount per month	$0.25 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for up to 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount less than $500,000 (Band 1) and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 35		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 35		$0.05 per $1,000 of base Policy net amount at risk per month11	$0.05 per $1,000 of base Policy net amount at risk per month11

19 Optional Rider Cost of insurance charges are based on a number of factors including, but not limited to: each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charge applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age and gender, and the net amount at risk. The charges shown are for the Policy without riders and other benefits.  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 35		$0.47 per $10 monthly rider benefit	$0.47 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge230		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 35, in the preferred elite non-tobacco use class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age and gender, and the amount of monthly rider benefits.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30  This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
OIR Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount34	$0.05 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 35, in the preferred elite non-tobacco use class		$0.14 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

33 This maximum charge is based on an insured with the following characteristic: issue age 85. This maximum charge may also apply to insureds with other issue ages.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics:  issue age 0.  This minimum charge may also apply to insureds with other issue ages.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
BASE POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
PIR+ Monthly Per Unit Charge
•Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
•Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
•Initial Charge for a male insured, issue age 35		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Inflation Fighter Rider337	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

37  Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the age of the insured at Policy issue and the duration of the Policy at the time of the increase.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
The table below describes the fees and expenses that you will pay when buying or owning the Focus Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees for the FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3
Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)

Maximum Charge4		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 40, in the preferred-elite non-tobacco use class		$26.36 per $1,000 of specified amount during the first Policy year	$26.36 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years and during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase  (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period).  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount  multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.   Please see the example in the “Surrender Charge” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7  We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 17 for a description of the loan rate.  For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through 99; and $0 per month starting at age 100.	$8.00 per month through 99; and $0 starting at age 100.
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$45.35 per $1,000 of net amount at risk per month11
Minimum Charge		$0.06 per $1,000 of net amount at risk per month11, 12	$0.01 per $1,000 of net amount at risk per month11, 13
Initial Charge for male insured, issue age 40, in the preferred elite non-tobacco use class, band 3		$0.20 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk.  Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amount of $1,000,000 or more) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000 - $999,999).  The cost of insurance rates shown in the table may not be representative of the charges that you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9   We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial specified amount of $500,000 - $999,999 (Band 2) and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.
13   This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge15		$2.29 per $1,000 of specified amount per month	$1.83 per $1,000 of specified amount per month
Minimum Charge16		$0.12 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 40, band 3		$0.28 per $1,000 of specified amount per month	$0.18 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date.  We also assess a new monthly per unit charge for up to 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year, or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge to the guaranteed charge and keep these higher charges in effect for the life of the Policy.  The amount of such increase will depend upon each insured’s issue age, and the specified amount.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount of $500,000 - $999,999 (Band 2).  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3).  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 40		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 40		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

19   Optional Rider Cost of insurance charges are based on a number of factors including, but not limited to: each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 40		$0.61 per $10 monthly rider benefit	$0.61 per $10 monthly rider benefit
Children’s Insurance Rider28	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider29	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial Charge for a female insured, issue age 35, in the preferred elite non-tobacco user class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
29 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
30 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 74th Policy year. This maximum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
32 This minimum charge is based on an insured with the following characteristics:  female, issue age 26, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
OIR Monthly Per Unit Charge
Maximum Charge33		$0.57 per $1,000 of rider face amount34	$0.57 per $1,000 of rider face amount35
Minimum Charge36		$0.03 per $1,000 of rider face amount34	$0.03 per $1,000 of rider face amount35
Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount34	$0.05 per $1,000 of rider face amount35
Primary Insured Rider Plus29 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge30		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month31	$0.01 per $1,000 of rider face amount per month32
Initial charge for a male insured, issue age 40, in the preferred elite non-tobacco use class		$0.20 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

33 This maximum charge is based on an insured with the following characteristic: issue age 85. This maximum charge may also apply to insureds with other issue ages.
34 We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
35 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.
36 This minimum charge is based on an insured with the following characteristics: issue age 0.  This minimum charge may also apply to insureds with other issue ages..

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
FOCUS POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus (continued)
PIR +Monthly Per Unit Charge
Maximum Charge33		$0.14 per $1,000 of rider face amount34	$0.14 per $1,000 of rider face amount35
Minimum Charge36		$0.01 per $1,000 of rider face amount34	$0.01 per $1,000 of rider face amount35
Initial Charge for a male insured, issue age 40		$0.02 per $1,000 of rider face amount34	$0.02 per $1,000 of rider face amount35
Inflation Fighter Rider437	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance
		Monthly per unit charge	Monthly per unit charge
		Surrender charge	Surrender charge

37  Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the age of the insured at Policy issue and the duration of the Policy at the time of the increase.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay when buying and owning a WRL Xcelerator Exec Policy (the “Exec Policy”), paying premiums or transferring Policy cash value among the subaccounts or the fixed account:
Transaction Fees for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	0% of premium payments in the first Policy year, 3% of premium payments thereafter	0% of premium payments in the first Policy year; 3% of premium payments thereafter
Transfer Charge2	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)3	When rider is exercised	Discount Factor	Discount Factor

1The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.
2 The first 12 transfers per Policy year are free.
3 We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-Day U.S. Treasury bills or the Policy loan rate, whichever is greater.  Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month through age 99; and $0 per month starting at age 100.	$8.00 per month through age 99; and $0 starting at age 100.
Cost of Insurance4	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings) 5
Maximum Charge6		$83.33 per $1,000 of net amount at risk per month7	$42.05 per $1,000 of net amount at risk per month7
Minimum Charge		$0.08 per $1,000 of net amount at risk per month7,8	$0.01 per $1,000 of net amount at risk per month7,9

4 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount.  For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999).   For Exec Policy: The current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
5 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
6 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, expedited simplified issue tobacco class, and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
7 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
8 This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
9 This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
	Guaranteed Charge	Current Charge1
Cost of Insurance (without Extra Ratings) continued
Initial Charge for a male insured, issue age 50, in the preferred non-tobacco use class		$0.59 per $1,000 of net amount at risk per month7	$0.05 per $1,000 of net amount at risk per month7
Monthly Per Unit Charge10	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100
Maximum Charge11		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month
Minimum Charge12		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Initial Charge for a male insured, issue age 50 in the preferred non-tobacco class, band 2		$0.27 per $1,000 of specified amount per month	$0.27 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested
Loan Interest Spread13	On Policy anniversary or earlier, as applicable14	1.0% (effective annual rate)	0.75% (effective annual rate)

10 Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We will notify you if we extend the period during which we will assess the monthly per unit charge.  We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100.   We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions based on the insured’s age, gender and risk classification, and the Policy duration and specified amount band on the Policy date or on the date of any increase.
11 This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year.  This maximum charge may also apply to insureds with other characteristics.
12 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan.  After attained age 100 all loans will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
14 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

       FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the
EXEC POLICY
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges:15
Disability Waiver of Monthly Deductions Rider16	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge17		$0.39 per $1,000 of the Policy’s net amount at risk per month7	$0.39 per $1,000 of the Policy’s net amount at risk per month7
Minimum Charge18		$0.03 per $1,000 of the Policy’s net amount at risk per month7	$0.03 per $1,000 of the Policy’s net amount at risk per month7
Initial Charge for a male insured, issue age 50		$0.13 per $1,000 of base Policy net amount at risk per month7	$0.13 per $1,000 of base Policy net amount at risk per month7
Disability Waiver of Premium Rider19	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge20		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge21		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 50		$1.13 per $10 monthly rider benefit	$1.13 per $10 monthly rider benefit

15 Optional Rider Cost of insurance charges are based on a number of factors including, but not limited to: each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
16 Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits).  The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Exec Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.  This rider is only available on fully underwritten policies.
17 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
18This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.
19 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.  This rider is only available on fully underwritten policies
20 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 18 at issue.  The minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 20 1 0.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.05%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.35%	1.68%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 20 1 0.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Fund groups on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of the applicable Acquired Fund fees and expenses
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 39 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 2 .

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio (“Western Reserve”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the policy that exceed your cash value, such as those associated with the Policy’s death benefit , are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value is subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums .
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s) .
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time at our discretion.
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount .
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law .
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds .
•	Manage the separate account at the direction of a committee .
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law .
•	Change the investment objective of a subaccount .
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds . (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account .
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, t he portfolios, that sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets . ”  Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights). We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.  Note: Adverse consequences such as a change in your tax status, a reduction in the Policy’s specified amount, its death benefit and the Policy’s cash value may result if you take early withdrawals from the fixed account.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you as an investment option. .  You may not direct or transfer any premiums or cash value to the fixed account as an investment option .  The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio's investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.  If you elect the Focus Policy, you must invest in a limited number of specified portfolios during the first Policy year.  See the description of the Focus Policy for more details.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.   Please note: The Transamerica BlackRock Global Allocation VP and the BlackRock Tactical Allocation VP portfolios will be available on or about May 19, 2011.)

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON Active Asset Allocation – Conservative VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica AEGON Active Asset Allocation – Moderate Growth VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica AEGON Active Asset Allocation – Moderate VP 1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica AEGON High Yield Bond VP 2	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica AEGON Money Market VP 3	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica AEGON U.S. Government Securities VP 4	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica AllianceBernstein Dynamic Allocation VP 5	Transamerica Asset Management, Inc. AllianceBernstein, LLP	Seeks capital appreciation and current income.

1 Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underling Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3 Formerly, Transamerica Money Market VP. There can be no assurance that the Transamerica AEGON Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica AEGON Money Market VP subaccount may become extremely low and possibly negative.
4 Formerly, Transamerica U.S. Government Securities VP.
5 Formerly, Transamerica Convertible Securities VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Asset Allocation – Conservative VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica BlackRock Global Allocation VP 8	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica BlackRock Tactical Allocation VP 9	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Efficient Markets VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Foxhall Emerging Markets/Pacific Rim VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.

6 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
8 This portfolio is a fund of funds and invests its assets in an underlying mutual fund, BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Fund, Inc.  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.  This portfolio will be available on or about May 19, 2011.
9 This portfolio is a fund of funds and invests in a combination of underlying Transamerica Series Trust portfolios and certain funds of Transamerica Funds.   Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio. This portfolio will be available on or about May 19, 2011.
10 This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Foxhall Global Growth VP 10	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Commodities & Hard Assets VP 10, 11	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Hanlon Balanced VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation and some current income.
Transamerica Hanlon Growth VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP 12	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP 6	Transamerica Asset Management, Inc. Portfolio Construction Consultant: 7 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

6 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.
11 Formerly, Transamerica Foxhall Hard Asset VP.
12 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Tactical Allocation VP 13	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP 14	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Growth Opportunities VP 15	Transamerica Asset Management, Inc. Morgan Stanley Investment Management	Seeks capital appreciation.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP 16	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. BlackRock Financial Management, Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica Multi Managed Large Cap Core VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks to provide high total return.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Systematic Small/Mid Cap Value VP 17	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
13 Formerly, Transamerica Federated Market Opportunity VP.
14 Formerly, Transamerica Focus VP.
15 Formerly, Transamerica Growth Opportunities VP.
16 Formerly, Transamerica Balanced VP.
17 Formerly, Transamerica Small/Mid Cap Value VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.
Transamerica WMC Diversified Equity VP 18	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Transamerica WMC Diversified Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund 19	See Footnote 20	Seeks capital appreciation with a secondary goal of income.
PROFUNDS:
ProFund VP Asia 30 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

18 Formerly, Transamerica Diversified Equity VP.
19 This portfolio is a fund of funds and invests in a combination of  Class 1 shares of the Franklin Income Securities Fund , Mutual Shares Securities Fund and Templeton Growth Securities Fund . Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
20 Franklin Templeton Ser vices, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Basic Materials 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX) ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP International 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 21, 22	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP NASDAQ-100 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
22 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Pharmaceuticals 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short NASDAQ-100 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the   NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap 21	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Small-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   S&P SmallCap 600 ® /Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the   Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities 21	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ACCESS TRUST:
Access VP High Yield Fund 21 , 23	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

21 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

23 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the  Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica, Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust.  Morningstar is paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund s prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advis e r and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds or Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or the Access Trust’s Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFunds and /or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advis e r to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advis e r, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios , including each fund's prospectus, statement of additional information and annual and semi - annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	T he death benefit, cash and loan benefits .
	•	I nvestment options, including premium allocations .
	•	A dministration of elective options .
	•	T he distribution of reports to owners.

Costs and expenses we incur:	•	C osts associated with processing and underwriting . applications;
	•	E xpenses of issuing and administering the Policy (including any Policy riders) .
	•	O verhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies .
	•	O ther costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	T hat the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate .
	•	T hat the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
•
Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to attained age 100. We deduct this charge on a pro rata basis from all such accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	T he monthly Policy charge for the Policy; plus
	•	T he monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	T he monthly per unit charge for the Policy; plus
	•	T he portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
	•	A ny decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge (for Policies applied for on or after October 30, 2008):

	•	This charge currently equals $10.00 each Policy month through insured’s attained age 99, and $0 starting at age 100. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $12.00 per month through age 99 and will be $0 starting at insured’s attained age 100.
	•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (for Policies applied for before October 30, 2008 and issued before January 1, 2009):

	•	This charge currently equals $8.00 each Policy month through insured’s attained age 99, and $0 starting at age 100. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $15.00 per month through age 99 and will be $0 starting at insured’s attained age 100.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

We deduct this charge each month. It varies each month and is determined for the Policy as follows:

1.
R educe the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount) .

		2.	M ultiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
BASE POLICY:
Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
		>	Band 1: $50,000 - $499,999
		>	Band 2: $500,000 - $999,999
		>	Band 3: $1,000,000 or more
	•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
	•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

FOCUS POLICY
Your monthly current cost of insurance rate depends, in part, on your specified amount band:
•	The specified amount bands available under the Focus Policy are:
	>	Band 2: $500,000 -$999,999
	>	Band 3: $1,000,000 or more

•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for your Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

EXEC POLICY
Your monthly current cost of insurance rate depends, in part, on your specified amount band:
•	The specified amount bands available under the Xcelerator Exec Policy are:
	>	Band 1: $100,000- $249,999
	>	Band 2: $250,000-$499,999
	>	Band 3: $500,000-$999,999
	>	Band 4: $1,000,000 or more
•	The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and
•	Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.
•	For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.
Monthly Per Unit Charge:
This charge equals:
	>	T he monthly per unit charge for the specified amount on the Policy date; plus
	>	T he monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus
	>	T he monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
	>	T he monthly per unit charge for any specified amount that has been decreased.
•
Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider.  We guarantee the duration of this charge to be no more than 20 years following the Policy date for the Base and Focus P olicies, and no more than 20 years following the date of any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus P olicies.  For an Exec Policy, the guaranteed duration of this charge is to age 100.

•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the applicable specified amount rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years (Base and Focus policies) following each increase in specified amount and the rate of that charge is based on the insured's age and rate band in effect at the time of any increase in specified amount.

•
For an Exec Policy, the guaranteed duration of this charge is to age 100.The rate of the monthly per unit charge applied under your Policy depends on the application date and/or issue date of your Policy.

•
Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.  The Focus Policy offers lower monthly per unit charges provided that the year one allocation percent remains constant.

•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Base Policy or Focus Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:
•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any requested increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any requested increase in specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after October 30, 2008, these guaranteed rates are based on the 2001 C.S.O. Tables and the insured's attained age, gender, and underwriting class; for Policies applied for before October 30, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Tables and the insured's attained age, gender, and underwriting class. For non substandard rate classes, these guaranteed rates will never be greater than the rates in the 2001 or 1980 C.S.O. Tables that are relevant to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance  and monthly per unit charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider (for Base and Focus policies) and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates applied to the base Policy (i.e., without riders), and are substantially the same as the guaranteed cost of insurance rates applied to the base Policy net amount at risk, except that current rates are not guaranteed for the first three (3) years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:
•       Y our Policy's cash value in each subaccount; multiplied by
•       T he daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years.  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (Base and Focus Policies)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider), unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and underwriting class at the time of the increase d.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.  The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	Y ou pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	I nvestment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	T he surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	T he number of thousands of specified amount in the layer; multiplied by
	•	T he surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after October 30, 2008) and Appendix A-2 (for Policies applied for before October 30, 2008 and issued before January 1, 2009).

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For Base Policies Applied For On Or After October 30, 2008

Surrender Charge Factors
	Factor for Issue Ages
End of Policy Year*	0-39	40-59	60-64	65-80	81-85
At Issue	1.00	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.80	.69
2.87		.75	.75	.70	.65
3.70		.70	.70	.65	.62
4.60		.60	.60	.60	.58
5.40		.40	.40	.40	.40
6.30		.30	.30	.30	.30
7.20		.20	.20	.20	.20
8.00		.00	.00	.00	.00

*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $ 17.69. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	= x x =	T he surrender charge per $1,000 ($ 17.69) T he number of thousands of initial specified amount (100) T he surrender charge factor (0.40) $ 707.60

              For Focus Policies Applied For On Or After October 30, 2008

Surrender Charge Factors Issue Ages
End of Policy Year*	0-39	40-59	60-64	65-85
At Issue	1.000	1.000	1.000	1.000
1	1.000	1.000	0.800	0.800
2	0.870	0.750	0.750	0.700
3	0.700	0.700	0.700	0.650
4	0.600	0.600	0.600	0.600
5	0.400	0.400	0.400	0.400
6	0.300	0.300	0.300	0.300
7	0.200	0.200	0.200	0.200
8	0.000	0.000	0.000	0.000
*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $ 11.94. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	= x x =	T he surrender charge per $1,000 ($ 11.94) T he number of thousands of initial specified amount (500) T he surrender charge factor (0.40) $ 2,388.00

For Base and Focus Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009

Surrender Charge Factors
Issue Ages
End of Policy Year*	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	.80	.69
2.87		.75	.70	.65
3.70		.70	.65	.62
4.60		.60	.60	.58
5.40		.40	.40	.40
6.30		.30	.30	.30
7.20		.20	.20	.20
8+	.00	.00	.00	.00

*The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of .40.

The surrender charge	= x x =	T he surrender charge per $1,000 ($21.60) T he number of thousands of initial specified amount (500) T he surrender charge factor (.40) $4,320.00

Decrease Charge (Base and Focus Policies)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deductions on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	•	T he surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See “Surrender Charge” above.

Decreases in specified amount will be applied on a last-in, first-out basis to the  specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001                                                                Policy issued for $300,000
January 1, 2004                                                                Policy increased by $200,000
January 1, 2005                                                                Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

 Layer of
Specified Amount                                                                Surrender Charge

$300,000                                                                $4,656
$200,000                                                                $3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
200           x           $3,624                      =           $1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	A change in the death benefit option; or
•	A cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

We currently allow you to make 12 transfers each year free of charge. Except as listed below, we may charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date, currently are not treated   as transfers for the purpose of assessing this charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (Base and Focus Policies)

•	After the first Policy year, you may take one cash withdrawal per Policy year if your cash value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge .
•	When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Exec Policies allow 12 withdrawals per year after the first year and there is no withdrawal charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following riders are available under the Base Policy, Focus Policy and Exec Policy,, subject to any restrictions as described in “Supplemental Benefits (Riders)”:

•
Living Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

The following riders are available under the Base and Focus Policies only:
•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends on the application and/or issue date of your Policy.

•
Other Insured Rider.   We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on each other insured’s issue age, Policy year and the rider face amount.  Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the other insured. These charges will vary based on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends on the application and issue dates of your Policy.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider.   We assess a cost of insurance charge based on the insured’s attained age and rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured.

•
Inflation Fighter Rider.  Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy.  The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.  Transamerica Capital, Inc. (“TCI”), our affiliate, serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from portfolio assets.  The amount of this compensation is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
AllianceBernstein	0.25%	Franklin Templeton	0.35%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.
** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 20 1 0 we received $ 9.8 million from Transamerica Asset.
*** We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Fund Advisors, Inc. (“TFA”)  (formerly,  InterSecurities, Inc. or “ISI”) and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

  For the calendar year ended December 31, 2010, TCI received total revenue sharing payments in the amount of $1,769,559 from the following fund managers and/or sub-advisers, in part to participate in TCI’s events: AllianceBernstein Investments, American Funds, Black Rock Investment Management, BNY Mellon, Federated Equity Management Co. of PA, Fidelity Investments, Foxhall Capital Management, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, JP Morgan Investment Management, Loomis, Sayles & Company, MFS Investment Management, Neuberger Berman Management, OppenheimerFunds, Pacific Investment Management Company, PUTNAM, Schroder Investment Management North America, Transamerica Investment Management, Van Kampen Investments, Vanguard, and Wellington Management Company.

Please N ote : S ome of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

 For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	T o designate or change beneficiaries before the death of the insured .
•	T o receive amounts payable before the death of the insured .
•	T o assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment) .
•	T o change the owner of the Policy .
•	T o change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application.  Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Modifying Your Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.

              Upon notice to you, we may amend the Policy:
•	T o make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	T o assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	T o reflect a change in the operation of the separate account; or
•	T o provide additional subaccounts and/or fixed account options.

We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Base Policy is $50,000 ($500,000 for a Focus Policy and $100,000 for an Exec Policy).  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage for the Base Policy:

>	B and 1: $50,000 - $499,999
>	B and 2: $500,000 - $999,999
>	B and 3: $1,000,000 and over

Only bands 2 and 3 above are available under the Focus Policy.

We offer the following four specified bands of coverage under the Exec Policy:

>	band 1: $100,000 - $249,999
>	band 2: $250,000 - $499,999
>	band 3: $500,000 - $999,999
>	band 4: $1,000,000 or more

    We generally will only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Base Policy or Focus Policy to you if the insured is over age 85 (or 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	T he date of your application; or
•	T he date the insured completes all of the medical tests and examinations that we require.

Tax Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another like policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	T he amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	T he date of application; or
●
T he date of the last medical examination, test, and other   screenings required by us, if any (the “Effective
Date”).  Such conditional insurance will take effect as
of the Effective Date, as long as all of the following
requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate .

		2.	As of the Effective Date, all statements and answers given in the application must be true .
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured .

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our  mailing address within 60 days of the date the application was signed .

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed .
	b.	T he date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application .
	c.	W hen the insurance applied for goes into effect under the terms of the Policy that you applied for .
	d.	T he date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
		>	A ll blanks in the conditional receipt are completed .
		>	T he receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (the record date, if Policy is backdated).  Any premium payments we receive before the Policy date (record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of the initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free look right.  While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate , until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application.   Please N ote: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request as follows:

Transaction Type	Priced when received at our
payment by check	mailing address, unless another address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy full insurance coverage begins.   However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments .
•	We will no longer deduct the monthly deductions .
•	We will continue to deduct the mortality and expense risk charge, if any .
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans .
•	We will continue to accept Policy loan repayments and loan interest payments .
•	We will continue to permit Policy loans and withdrawals to be made.

 Focus Policy

A Focus Policy differs from the Base Policy in the following ways:

•	The Policy’s minimum specified amount must be at least $500,000 (Band 2) .
•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below) .
•	Current monthly per unit charges are lower for the entire duration of your Policy if the allocations to the designated subaccounts remain unchanged by you during the first Policy year .
•
Any transfers or changes in premium allocation choices you make from the designated subaccounts in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges to the same levels as the Base Policy .

•

The minimum specified amount for the Focus Policy is $500,000.  During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount.  Your premium allocations will automatically be invested in the subaccounts we designate – currently  Transamerica JPMorgan Core Bond VP,  Transamerica AEGON Money Market VP,  Transamerica JPMorgan Tactical Allocation VP and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time. As of December 31, 2009, the premium allocation for the Focus Policy for the first year were: 10% - Transamerica JPMorgan Core Bond VP; 10% - Transamerica AEGON Money Market VP; 40% - Transamerica JP Morgan Tactical Allocation VP; and
40% - Fidelity Index 500 Portfolio.

 We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies.  Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies.

To receive the lower monthly per unit charge for the period during which that charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages.  If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.

Please note:

•	We will not allow dollar cost averaging or Internet transfers during the first Policy year.
•
To receive a lower monthly per unit charge for the period during which that charge applies, an owner who elects to enter the asset rebalancing program must maintain the mandated percentage allocations in the designated investment subaccounts during the first Policy year.  To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, an owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

The minimum no lapse period is reduced as indicated below:

A Focus Policy will have a shorter no lapse period.  For a Policy issued to an insured ages 0 – 56, the no lapse date is the same date as the Policy’s eighth anniversary.  For a Policy issued to an insured ages 57 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61 – 85, the no lapse date is the fourth Policy anniversary.  The no lapse date is specified in your Policy. Note: If your Focus Policy was applied for before October 30, 2008 and issued before January 1, 2009, the no lapse date for all Policies that were in force on May 1, 2009, with a no lapse date indicated on the policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012.  The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.

The Focus Policy may not be available in all states.

 Exec Policy

We may issue an Exec Policy where a business entity or a trust is usually the owner of an individual Policy or a collection of individual Policies styled in the manner of a group-sponsored arrangement.  Such Policies generally are purchased as a part of strategic structures used to implement a business or estate plan.  Such strategic structures may be subject to special tax rules and consequences, specific accounting procedures and requirements, and/or certain legal restrictions.

An Exec Policy differs from a Base Policy or a Focus Policy in the following ways:

•	Minimum specified amount, banding, underwriting classes, and issue ages are different .
•	There is no surrender charge , decrease charge or withdrawal charge.
•	Minimum no lapse period is not available .
•	A maximum of 12 withdrawals per Policy year are allowed .
•	Only Death Benefit Options A and B are available under the Policy .
•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% (instead of the 20% allowed for the Base and Focus Policies) .
•	Cost of Insurance rates are different .
•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100 .
•	For non-substandard rate class, the guaranteed cost of insurance rates will never exceed the rates in the 2001 or 1980 C.S.O. Tables with no Tobacco distinction that is applicable to your Policy .
•
Only the Living Benefit Rider, the Disability Waiver of Monthly Deductions Rider, and the Disability Waiver of Premium Rider, are available on Exec Policies, and the disability riders are available only under fully underwritten Policies.

The Exec Policy may not be available in all states.

P remiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. Please note:  The fixed account may not be available in all states, and, under the Focus Policy, special allocation restrictions apply during the first Policy year.  (See “Your Policy – Focus Policy” above).

The following guidelines apply under the Base and Exec Policies (in all Policy years) and after the first Policy year under the Focus policies:

•	A llocation percentages must be in whole numbers .
•
I f you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly .

•	I f you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000 .
•
U nless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.  (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. You may also change allocations through our website at www.westernreserve.com.

Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change, in good order, at our mailing address or our administrative office. Upon instructions from you, the registered representative or agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes , or on a day that the NYSE is closed for trading , we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application. In those states that require us to return all premiums paid for the Policy in the event you exercise your free-look right, we set the reallocation date to coincide with the free-look period that is applicable to your Policy plus a margin of five days for Policy delivery. Please contact your registered representative/agent for details concerning the free-look period for your state.

Under the Focus Policy, on the first valuation date on or after the reallocation date, we will reallocate all cash value to a limited number of subaccounts that we designate, in the percentages that we designate.  (See “Your Policy – Focus Policy.”)  Under the Base and Exec Policies, if you do not request dollar cost averaging, then we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application, on the first valuation date on or after the reallocation date.

If however, you requested dollar cost averaging, then on the reallocation date, we will reallocate the cash value either to the fixed account, the  Transamerica AEGON Money Market VP subaccount or the  Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

Please Note : For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (Base and Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, specified amount requested, and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Period Guarantee

Until the no lapse date shown on your Policy schedule page, or in the endorsement described in the “Policy Lapse and Reinstatement” section, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as the total amount of the premiums you have paid ( minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. (Your initial minimum monthly guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.)

After the no lapse guarantee period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Base Policy issued to any insured 0-55, the no lapse date is the same date as the Policy’s 10th anniversary.  For a Base Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65.  For a Base Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.  The no lapse date is specified in your Policy.

A Focus Policy will have a minimum no lapse period.  For a Policy issued to an insured ages 0-56, the no lapse date is the same date as the Policy’s eighth anniversary.  For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary.  The lapse date is specified in your Policy.   Note: If your Base or Focus Policy was applied for before October 30, 2008 and issued before January 1, 2009, the no lapse date for all Policies that were in force on May 1, 2009, with a no lapse date indicated on the policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012.  The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.

For the Exec Policy, the minimum no lapse period is not available (see “Your Policy – Exec Policy”).

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment with earnings within 60 days after the end of that Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax Free Exchanges ("1035 Exchanges"). We will accept a part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Please Note:   We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of  25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year.

•
Currently, we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year.  If we modify or stop our current practices, we will notify you at the time of your transfer.

•
Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You  may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please Note:  Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•
Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order,  in writing at our mailing address, or by fax or telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes or on a day the NYSE is closed for trading , we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

1 .
D ilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”) .

2 .	A n adverse effect on portfolio management, such as:
	(a)	I mpeding a portfolio manager’s ability to sustain an investment objective .
	(b)	C ausing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case .
	(c)	C ausing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and
3.	Increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

           Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•            I mpose redemption fees on transfers .
•
E xpressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size .

•            P rovide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

           Please N ote :    T he limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

           Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone, Fax and Online Privileges

 Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).You also may request transfers electronically through our website, www.westernreserve.com. Please N ote: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620) .
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer .

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	T he amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply if you have selected dollar cost averaging. However, the transfer may not be greater than the unloaned portion of the fixed account on that date.

We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) ,   at our mailing address (for written correspondence) , or electronically through our website .  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.  Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey:  If your Policy was issued in the State of New Jersey, the fixed account is not available to you as an investment option. .  You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from either the  Transamerica AEGON Money Market VP subaccount or the  Transamerica JPMorgan Core Bond VP subaccount, or the fixed account, to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month.   Note:   As stated on your dollar cost averaging form the date that you select cannot be the 29th, 30th or 31st of the month.  Please note:  Because of allocation restrictions that apply during the first Policy year under the Focus Policy, owners of the Focus Policy cannot elect to participate in the dollar cost averaging program until after the first Policy year if they wish to receive a lower monthly per unit charge for the period during which that charge applies.

To start dollar cost averaging:	•	You must submit to us at our mailing address, or by telephone or facsimile, a completed form, in good order, signed by the owner requesting dollar cost averaging .
	•	You may be required to have at least $5,000 in each sub account or the fixed account from which we will make transfers .
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100 .

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur :	•	We receive at our mailing address, or by telephone or facsimile, a request, in good order, to discontinue participation from you, your registered representative or your agent of record .
	•	The value in the accounts from which we make the transfers is depleted .
	•	You elect to participate in the asset rebalancing program .
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form, signed by the owner.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address ( or facsimile at our administrative office) , we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated.  If you do not indicate a specific date, we will use the date of that when we receive the form.  We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us at our mailing address or by facsimile, in good order, a completed asset rebalancing request form signed by the owner .
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program .
	•	We receive, in good order, at our mailing address or by facsimile a request to discontinue participation from you, your registered representative or your agent of record .
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing .
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Please N ote:  The asset rebalancing program operates the same way for all of the Policies.  To receive a lower monthly per unit charge for the period during which that charge applies, a Focus Policy owner must submit an asset rebalancing request that follows the specific allocation restrictions applicable under the Focus Policy—i.e., a Focus Policy owner must request that the mandated percentage allocations in the designated investment subaccounts be maintained during the first Policy year.  To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, a Focus Policy owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59½.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

  N ote: Limitations that we may impose on your registered representative or investment advisor do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

Any third party asset allocation service may be terminated at any time by the owner or by the Third Party Service by sending written instruction to our administrative office.

Policy Values

Cash Value

The cash value in your Policy:

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans) .

•	S erves as the starting point for calculating values under a Policy .
•	E quals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan .
•	I s determined on the Policy date and on each valuation date . and
•	H as no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	T he cash value as of such date . minus
	•	A ny surrender charge as of such date . minus
	•	A ny outstanding Policy loan amount . minus
	•	A ny accrued Policy loan interest. minus
	•	Any withdrawals.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.”  At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	T he initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	U nits purchased with additional net premium(s); plus
	•	U nits purchased through transfers from another subaccount or the fixed account; minus
	•	U nits redeemed to pay for monthly deductions; minus
	•	U nits redeemed to pay for cash withdrawals; minus
	•	U nits redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	U nits redeemed to pay for a decrease charge because of any specified amount decreases; minus
	•	U nits redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received; (i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or telephone or for payments made t h rough electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
T he total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	Any withdrawals; minus
	•	T he accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	T he number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account , less the first monthly deduction out of the fixed account .

The fixed account value at the end of any valuation period is equal to:	•	T he sum of net premium(s) allocated to the fixed account; plus
	•	A ny amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	T otal interest credited to the fixed account; minus
	•	A mounts charged to pay for monthly deductions; minus
	•	A mounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus
	•	A mounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided that the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt in good order at our administrative office of satisfactory proof,  of the insured's death, plus written direction (from each eligible recipient, in good order, of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	T he death benefit (described below); minus
	•	A ny monthly deductions due during the grace period (if applicable); minus
	•	A ny outstanding loan amount and accrued loan interest; plus
	•	A ny additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

Your Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.  The Exec Policy offers only death benefit Option A or Option B.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective a djustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT).  You must choose either the GLPT or the CVAT before the Policy is issued.  Once the Policy is issued, you may not change to a different test.  The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GLPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor.  Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise.  In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Option A
Death Benefit equals the greate st of:	1.	T he specified amount; or
	2.	A specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age                                                                              Limitation Percentage
40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
96 to 99                                                                                       100%
        100 and older                                                                                               101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test  Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000= 250% multiplied by cash value.)  Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy , reduced by the dollar value of any cash withdrawals .

Under the Cash Value Accumulation Test

Option A
Death Benefit equals the greater of:	1.	T he specified amount; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, and attained age at the beginning of each Policy year and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the Other Insured R ider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 297% multiplied by (cash value minus $14,850): 297% multiplied by ($48,520 – $14,850) = $100,000.  Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the Other Insured R ider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the other insured rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Option B
Death Benefit equals the greater of:	1.	T he specified amount, plus > T he cash value on the insured's date of death; or
	2.	T he limitation percentage, as shown on your Policy’s schedule page, multiplied by > T he cash value on the primary insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation 250% multiplied by cash value = $100,000 plus cash value: 250% multiplied by $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Option B
Death Benefit equals the greater of:	1.	T he specified amount, plus > T he cash value on the primary insured's date of death; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by
>    T he difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value.  The figure of $73,149 is derived by solving for cash value in the calculation 250% multiplied by (cash value minus $14850) = $100,000 plus cash value: 297% of ($73,149 – $14,850) = $100,000 + $73,149.  Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Option C
Death Benefit equals the greater of: (not available for the Exec Policy)	1.	D eath benefit Option A; or
	2.	T he specified amount, multiplied by an age based "factor" equal to the lesser of
• 1.0 or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus
> T he cash value on the insured's date of death; or
	3.	T he amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1.   Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).
2.   Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.
3 Assume that the insured is under age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through age 70 the minimum of (1.0 and (0.04 x (95- age ))) is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C (Base and Focus Policies) and the insured’s attained age is 71 or greater, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Effect of Inflation Fighter Rider on the Death Benefit

Under the Base and Focus Policies, if you choose Option A, then you may add the Inflation Fighter Rider.  Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary.  If you change from Option A to either Option B or Option C, then the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease.  Please note: Past increases to the specified amount under the Inflation Fighter Rider are retained. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C (Base and Focus Policies) more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620 .
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation, your Modified Endowment Contract, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same CSO Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.  This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:		You must send your written request to our mailing address or fax it to us at 1-727-299-1620..
●
	•	Decreases are only allowed after the third Policy year .
	•	You may not decrease your specified amount lower than the minimum specified amount - under band 1 for Base and Exec Policies and band 2 for Focus Policies - shown on your Policy schedule page .
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code .
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then  specified amount (for Exec Policy owners, we will also allow a one-time decrease of 50% at any point after the seventh Policy year) .

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order, at our mailing address .
•
We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount) .

•
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount .

	•	A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.
Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday .
	•	Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us .
	•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request .
	•	We may require your requested increase in specified amount to be at least $10,000 .
	•	You may not decrease and increase your specified amount in the same Policy year .
•
If an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount .

•
An increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Base and Focus Policies.  The new minimum monthly guarantee premium is effective on the date of increase .

•
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Base and Focus Policies will have its own surrender charge that applies for 8 years after the date of each increase.  This charge may significantly reduce your net surrender value .

•
Requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider.  Past increases to the specified amount under the Inflation Fighter Rider are retained.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request , in good order, to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. We may require an original signature with such request.   Written requests to surrender a Policy that are received . at our mailing address before the NYSE closes , are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive the written request after the NYSE closes or on a day the NYSE is closed for trading , we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender your Base Policy or Focus Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled "Federal Income Tax Considerations."

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Cash withdrawal conditions:	•
You must send your written cash withdrawal request with an original signature , in good order, to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	•	After the first Policy year, we will allow one cash withdrawal per Policy year on Base and Focus policies. We allow twelve (12) cash withdrawals per Policy year after the first year for Exec Policies.
•
During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawn amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
•
For the Base and Focus policies:  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. There is no withdrawal charge for Exec Policies.

	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you t ake a cash withdrawal.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C (Base and Focus Policies) is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

A decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher.  You also may have to pay higher minimum monthly guarantee premiums.  We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our administrative office or our mailing address.

Canceling a Policy

You may cancel a Policy for a refund during the "free look period" by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The "free look period" generally expires 10 days after you receive the Policy but i n some states you may have more than 10 days. If you decide to cancel the Policy during the "free look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our administrative office or mailing address.

 If your state requires us to allocate premiums according to a policyowner’s instructions during the “free look period,” then the amount of the refund will be:

•	Y our cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our mailing address; plus
•	A ny charges and taxes we deduct from your premiums; plus
•	A ny monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”)  In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free look period.”

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:
•	A ll requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more .
•	A ny disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy .
•
A ny disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•  N ational and state banks .
•  S avings banks and savings and loan associations .
•  S ecurities brokers and dealers .
•  C redit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy ’s net surrender value as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See “ Federal Income Tax Considerations ” .

Policy loans are subject to	•	W e may require you to borrow at least $500 .
certain conditions:	•	T he maximum amount you may borrow is 90% of the net surrender value , minus loan interest that will accrue prior to the next Policy anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by telephone or fax at our administrative office.  We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request is $500,000 or more, or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate (in arrears) on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Base Policy and the Focus Policy provide a no lapse period guarantee as described below.  Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon among other factors the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no-lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Period Guarantee (Base Policy and Focus Policy)

Both the Base Policy and the Focus Policy provide a no lapse guarantee during the no lapse period.  As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy, explained below in “Extension of No Lapse Guarantee Period.” Each month we determine whether the no lapse period guarantee is still in effect.  If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.

No lapse date: (Base Policy)	•	For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 10th anniversary.
	•	For a Policy issued to an insured ages 56 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 65.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.
	•	The no lapse date is specified in your Policy or as explained below in “Extension of No Lapse Guarantee Period.”
No lapse date: (Focus Policy)	•	For a Policy issued to any insured ages 0-56, the no lapse date as the same date as the 8th anniversary.
	•	For a Policy issued to an insured ages 57- 60, the no lapse date is the Policy anniversary at the insured’s attained age 64.
	•	For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary.
	•	The no lapse date is specified in your Policy.

No lapse extension (Base & Focus Policies – For Policies applied for before October 30, 2008 and issued before January 1, 2009):
The no lapse date for all policies that were in force on
May 1, 2009, with a no lapse date indicated on the
Policy schedule page or as outline in the endorsement
section below in 2006, 2007, 2008, 2009,
2010 or 2011, has been automatically extended to
the Policy anniversary in 2012.  The minimum
monthly guarantee premium will not be changed,
but if a cash withdrawal or a loan has been taken,
or if requested in the future, additional minimum
premiums may need to be paid to maintain the
No Lapse guarantee.  If an affected Policy lapses
and is reinstated before January 1, 2012, the
extended No Lapse will remain in effect.

Keeping the no lapse period guarantee in effect:	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum monthly guarantee premium i f you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. Except as described below, we normally will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Extension of No Lapse Guarantee Period

The no lapse date for all Policies applied for before October 30, 2008 and issued before January 1, 2009 that were in force on May 1, 2009, with a no lapse date indicated on the policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy Anniversary in 2012.  The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended no lapse date will remain in effect.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	S ubmit a written application for reinstatement, in good order, to our mailing address .
•	P rovide evidence of insurability satisfactory to us .
•
I f the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement .

•
I f the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness ( i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes   and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.   L ack of specific IRS guidance , however, makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC .

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:
•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of   such a Policy and increases in cash value secured by such loan pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions that are made within two years before it becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MEC’s .

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.   Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.  Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:  In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified estate gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Recent legislation has generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	T he amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death .
•	T he interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%) .
•	T he mortality tables we use .
•	T he specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.
Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	O nly for the life of the payee, at the end of which payments will end; or
	•	F or the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	F or the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.
Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if any of the following occur :

•	T he NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC .
•	T he SEC permits, by an order, the postponement for the protection of policyowners .
•	T he SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•
In addition, pursuant to SEC rules, either the Transamerica AEGON Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica AEGON Money Market sub-account or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	T he date the insured dies .
•	T he end of the grace period .
•	T he date the Policy is surrendered or returned during the free look period .

Assignment of the Policy

You may assign your Policy by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state, and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so. Please note:  Some riders are not available under the Exec Policy.

Primary Insured Rider Plus ("PIR Plus") (Base Policy and Focus Policy)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased from issue ages 0-85.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
•
Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed.

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage.
	•	Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.
Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The primary insured has not reached his/her 86 th birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversions.
	•	We may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase.
•
The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy.

	•	We will base your premium on the primary insured's rate class under the rider.
Termination of the rider:	The rider will terminate on the earliest of:
	•	The Policy anniversary on or following the primary insured’s 100 th birthday; or
	•	The date the Policy terminates; or
	•	The date you fully convert this rider; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus.  It may cost you more to keep a higher specified amount because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.  Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of this rider for new policies.

Other Insured Rider (Base Policy and Focus Policy)

This rider may insure the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the primary insured.  Available for other insured issue ages 0-85, our minimum specified amount for this rider $10,000. The maximum specified amount is the lesser of $1,000,000 or the amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's specified amount when we receive proof, in good order, at our administrative office of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

Conditions to convert the rider :	•	Your request must be in writing, in good order, and sent to our administrative office.
	•	The Other Insured has not reached his/her 86 th birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base the premium for the new policy on the Other Insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

•	The Policy anniversary on or following the Other Insured's 100 th birthday; or
•	The date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	The date of conversion of this rider; or
•	The Monthiversary when the rider terminates upon the owner’s written request.

Children's Insurance Rider (Base Policy and Focus Policy)

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child’s 25 th birthday. Our minimum face amount for this rider is $5,000 and the maximum face amount is $20,000. We will pay a death benefit once we receive proof, in good order at our administrative office, that the insured child died while the rider was in force for that child. At each child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider (Base Policy and Focus Policy)

Available for primary insured issue ages 15 to 59, our minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

•	T he death is caused by external, violent, and accidental means .
•	T he death occurs within 90 days of the accident .
•	T he death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	T he Policy anniversary on or following the primary insured's 70th birthday; or
•	T he date the Policy terminates; or
•	T he Monthiversary when the rider terminates upon the owner's written request.

Disability Waiver of Monthly Deductions Rider (Base Policy, Focus Policy and Exec Policy)

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. ( For the Exec Policy, this rider is only available on fully underwritten policies.)   This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof, in good order, at our administrative office that:

•	The primary insured is totally disabled.
•	The primary insured's total disability began before the Policy anniversary on or following the primary insured's 60 th birthday.
•	The primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:                The rider will terminate on the earliest of:

•	The Policy anniversary on or following the primary insured’s 60 th birthday, unless the primary insured is totally disabled.
•
The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60 th birthday).

•	The date the Policy terminates.
•	The Monthiversary when this rider terminates upon the owner’s written request.

If we are paying benefits under the rider due to the primary insured’s total disability, on the Policy anniversary after the insured's 60 th birthday, then the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider (Base Policy, Focus Policy and Exec Policy)

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age.   (Note: For the Exec Policy, this rider is only available on fully underwritten   policies.) This rider is not available together with the Disability Waiver of Monthly Deductions Rider.  In order to pay a benefit, we must receive proof, in good order, at our administrative office that:

•	The primary insured is totally disabled.
•	The primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60 th birthday.
•	The primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	The Policy anniversary on or following the primary insured’s 60 th birthday, unless the primary insured is totally disabled; or
•
The later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100 th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60 th birthday); or

•	The date the Policy terminates; or
•	The Monthiversary on which this rider is terminated on written request by the owner.

Living Benefit Rider (an Accelerated Death Benefit) (Base Policy, Focus Policy and Exec Policy)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof, in good order, at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single-sum benefit" equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The percentage of the death benefit you elected to receive (“election percentage”); divided by
•	1 + i ("i" equals the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR Plus in force.

A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.  The terms of this rider may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider (Base Policy and Focus Policy)

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability.  This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application.  The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000 .
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop .
	•	Any withdrawal, or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop .
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop .
•
Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider.  Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date .

•
The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix A-1 (for Policies applied for on or after October 30,2008)  or A-2 (for Policies applied for before October 30, 2008 and issued before January 1, 2009) for an example table showing these charges.)  Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider .

	•	The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider .
•
Each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated .

•
 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the age of the insured at Policy issue and the duration of the Policy at the time of the increase.

•
Banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider.  The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider .

•
Any requested decreases in specified amount may be subject to a decrease charge, and are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.  (Please refer to the section entitled “Decrease Charges” in this prospectus for a description of the decrease charge and the last-in-first-out” basis.)

Termination of the rider:	The rider will terminate on the earliest of:
	•	T he processing date of a requested decrease in the specified amount of the Policy .
	•	T he date an automatic increase, under the terms of this rider, is declined by the owner .
	•	T he day following the 20th anniversary of the Policy .
	•	A cash withdrawal from the Policy .
	•	A ny change in death benefit option .
	•	T he date the primary insured dies .
	•	T he date the Policy terminates for any reason other than the death of the primary insured .
	•	T he date we receive your written request to terminate the Policy or this rider.

Under the rider the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sending Forms and Transaction Requests In Good Order

We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address (or at our administrative office or website, as appropriate) .  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically , along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to   effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  TCI, our affiliate, serves as principal underwriter for the Policies.  We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies, effective May 1, 2007.  We pay commissions to TCI, which are passed onto selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 20 1 0 on the Base Policy was, on average, 45 % of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10; for the Focus Policy, it was, on average, 45 % of all premiums made during the first Policy year, plus 2% of all premiums made during Policy years 2-10; and on the Exec Policy, it was, on average, 3 % of all premiums made during the first Policy year plus 17% of all premiums made during Policy years 2-5, plus 3% of all premiums made during Policy years 6-10.  We will pay an additional trail commission of up to 0.25% of the Base Policy’s subaccount value, and up to 0.15% of the Focus Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000 after year 5. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA, WGS, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as revenue sharing arrangement, are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to his or her selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.  Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s and/or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, overrides were offered as incentives to our affiliates, TFA and Life Investors Financial Group, in 2010.

WRL paid $2,907.57 as a production bonus to Harbor Investments, Inc. under a preferred product arrangement in 2010.

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits.  In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is P.O. Box 9008, Clearwater, Florida, 33758-9008.  Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (subaccount transfers only); and 1- 727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments), and any claims forms .  Our   hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time.  Please do not send any checks or non-claims related correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiar y( ies ) .

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest and any charges that are due and unpaid if the insured dies during the grace period.

decrease charge
Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount).  The Exec Policy does not have a decrease charge.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued in the State of New Jersey.

free look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or before the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough cash surrender value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.  All premium payments and loan repayments made by check, and all non-claims related correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium (Base and Focus policies)
The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthlyguarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value , minus any surrender charge, minus   any outstanding loan amount and minus any accrued loan interest as of such date .

no lapse date (Base Policies)
Except as described in the endorsement shown in the “Policy Lapse and Reinstatement” section, the no lapse date is defined as follows. For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the Policy’s 10th anniversary.  For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 65.  For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy. (Note: For policies applied for before October 30, 2008 and issued before January 1, 2009, the no lapse date for all policies that were in force on May 1, 2009, with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012.)

no lapse date (Focus Policies)
Except as described in the endorsement shown in the “Policy Lapse and Reinstatement” section, the no lapse date is defined as follows.  For a Policy issued to any insured ages 0-56, the no lapse date is the same date as the Policy’s 8th anniversary.  For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64.  For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy. (Note: For policies applied for before October 30, 2008 and issued before January 1, 2009, the no lapse date for all policies that were in force on May 1, 2009, with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010 or 2011, has been automatically extended to the Policy anniversary in 2012.)

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not feature a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator, the WRL Xcelerator Focus or the WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date
The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.   We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free look right.   In those states that require us to return all premiums paid for the Policy in the event you exercise your free look right, we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery.   In all other states, the reallocation date is the policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued . The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The initial specified amount of life insurance that you have selected shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force (also referred to as the current specified amount) is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.  The Exec Policy does not have a surrender charge.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open. .   Please Note: Any day that Western Reserve is open for business, but the New York Stock Exchange is not open for normal trading is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our , the Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

`
`

APPENDICES A-1 B-1, C-1, & D-1
FOR POLICIES APPLIED FOR ON OR AFTER
OCTOBER 30, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer – BASE Policy
(Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.62	n/a	n/a	12.11	n/a	n/a
1	12.72	n/a	n/a	12.20	n/a	n/a
2	12.83	n/a	n/a	12.31	n/a	n/a
3	12.96	n/a	n/a	12.42	n/a	n/a
4	13.11	n/a	n/a	12.53	n/a	n/a
5	13.27	n/a	n/a	12.65	n/a	n/a
6	13.43	n/a	n/a	12.79	n/a	n/a
7	13.60	n/a	n/a	12.94	n/a	n/a
8	13.82	n/a	n/a	13.07	n/a	n/a
9	13.82	n/a	n/a	13.23	n/a	n/a
10	13.82	n/a	n/a	13.40	n/a	n/a
11	13.82	n/a	n/a	13.57	n/a	n/a
12	13.82	n/a	n/a	13.82	n/a	n/a
13	14.26	n/a	n/a	13.94	n/a	n/a
14	14.69	n/a	n/a	14.14	n/a	n/a
15	15.12	n/a	n/a	14.35	n/a	n/a
16	15.34	n/a	n/a	14.56	n/a	n/a
17	15.98	n/a	n/a	14.79	n/a	n/a
18	n/a	16.15	14.55	n/a	15.02	13.68
19	n/a	16.42	14.74	n/a	15.27	13.87
20	n/a	16.71	14.94	n/a	15.53	14.04
21	n/a	17.00	15.15	n/a	15.79	14.24
22	n/a	17.31	15.37	n/a	16.08	14.45
23	n/a	17.63	15.62	n/a	16.38	14.65
24	n/a	17.96	15.87	n/a	16.70	14.89
25	n/a	18.32	16.14	n/a	17.03	15.12
26	n/a	18.69	16.42	n/a	17.37	15.37
27	n/a	19.08	16.71	n/a	17.74	15.64
28	n/a	19.48	17.02	n/a	18.12	15.91
29	n/a	19.92	17.35	n/a	18.53	16.20
30	n/a	20.37	17.69	n/a	18.95	16.51
31	n/a	20.87	18.07	n/a	19.41	16.84
32	n/a	21.40	18.46	n/a	19.89	17.19
33	n/a	21.96	18.89	n/a	20.39	17.54
34	n/a	22.54	19.35	n/a	20.91	17.92
35	n/a	23.18	19.82	n/a	21.46	18.33
36	n/a	23.85	20.32	n/a	22.05	18.75
37	n/a	24.55	20.85	n/a	22.66	19.19
38	n/a	25.31	21.42	n/a	23.31	19.66
39	n/a	26.10	22.02	n/a	24.00	20.15

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	26.94	22.65	24.72	20.68
41	27.82	23.32	25.50	21.23
42	28.76	24.03	26.31	21.81
43	29.75	24.77	27.17	22.44
44	30.78	25.57	28.10	23.09
45	31.86	26.41	29.07	23.79
46	33.00	27.28	30.09	24.52
47	34.20	28.21	31.18	25.29
48	35.46	29.19	32.32	26.10
49	36.82	30.25	33.52	26.97
50	38.27	31.38	34.77	27.88
51	39.83	32.58	36.10	28.83
52	41.48	33.86	37.48	29.84
53	43.21	35.22	38.93	30.90
54	45.06	36.67	40.46	32.02
55	47.00	38.20	42.05	33.20
56	49.03	39.83	43.72	34.44
57	51.16	41.54	45.47	35.75
58	53.40	43.37	47.30	37.13
59	55.81	45.33	49.24	38.59
60	59.90	48.56	52.41	40.88
61	59.90	50.90	54.65	42.58
62	59.90	53.38	57.02	44.40
63	59.90	56.03	59.53	46.32
64	59.90	58.83	59.90	48.38
65	59.90	59.90	59.90	50.58
66	59.90	59.90	59.90	52.93
67	59.90	59.90	59.90	55.45
68	59.90	59.90	59.90	58.15
69	59.90	59.90	59.90	59.90
70	59.90	59.90	59.90	59.90
71	59.90	59.90	59.90	59.90
72	59.90	59.90	59.90	59.90
73	59.90	59.90	59.90	59.90
74	59.90	59.90	59.90	59.90
75	59.90	59.90	59.90	59.90
76	59.90	59.90	59.90	59.90
77	59.90	59.90	59.90	59.90
78	59.90	59.90	59.90	59.90
79	59.90	59.90	59.90	59.90
80	59.90	59.90	59.90	59.90
81	58.09	58.09	58.09	58.09
82	56.17	56.17	56.17	56.17
83	54.14	54.14	54.14	54.14
84	51.99	51.99	51.99	51.99
85	49.73	49.73	49.73	49.73

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer Xcelerator Focus
(Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
0	7.95			7.63
1	8.01			7.69
2	8.08			7.76
3	8.16			7.82
4	8.26			7.89
5	8.36			7.97
6	8.46			8.06
7	8.57			8.15
8	8.71			8.23
9	8.71			8.33
10	8.71			8.44
11	8.71			8.55
12	8.71			8.71
13	8.98			8.78
14	9.25			8.91
15	9.53			9.04
16	9.66			9.17
17	10.07			9.32
18		10.17	9.82		10.14	9.23
19		10.34	9.95		10.31	9.36
20		10.53	10.08		10.48	9.48
21		10.71	10.23		10.66	9.61
22		10.91	10.37		10.85	9.75
23		11.11	10.54		11.06	9.89
24		11.31	10.71		11.27	10.05
25		11.54	10.89		11.50	10.21
26		11.94	11.08		11.72	10.37
27		12.36	11.28		11.97	10.56
28		12.80	11.49		12.23	10.74
29		13.27	11.71		12.51	10.94
30		13.75	11.94		12.79	11.14
31		14.09	12.20		13.10	11.37
32		14.45	12.46		13.43	11.60
33		14.82	12.75		13.76	11.84
34		15.21	13.06		14.11	12.10
35		15.65	13.38		15.45	13.20
36		16.49	14.05		16.05	13.65
37		17.39	14.77		16.68	14.12
38		18.36	15.54		17.34	14.63
39		19.38	16.35		18.05	15.15
40		20.47	17.21		18.79	15.72
41		21.37	17.91		19.58	16.30
42		22.32	18.65		20.42	16.92
43		23.32	19.42		21.30	17.59
44		24.38	20.25		22.26	18.29
45		25.49	21.13		23.26	19.03
46		26.40	21.82		24.07	19.62
47		27.36	22.57		24.94	20.23
48		28.37	23.35		25.86	20.88

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
49		29.46	24.20		26.82	21.58
50		30.62	25.10		27.82	22.30
51		31.86	26.06		28.88	23.06
52		33.18	27.09		29.98	23.87
53		34.57	28.18		31.14	24.72
54		36.05	29.34		32.37	25.62
55		37.60	30.56		33.64	26.56
56		39.22	31.86		34.98	27.55
57		40.93	33.23		36.38	28.60
58		40.93	34.70		37.84	29.70
59		40.93	36.26		39.39	30.87
60		40.93	31.08		40.93	26.16
61		40.93	32.58		40.93	27.25
62		40.93	34.16		40.93	28.42
63		40.93	35.86		40.93	29.64
64		40.93	37.65		40.93	30.96
65		40.93	39.25		40.93	32.37
66		40.93	40.93		40.93	33.88
67		40.93	40.93		40.93	35.49
68		40.93	40.93		40.93	37.22
69		40.93	40.93		40.93	38.34
70		40.93	40.93		40.93	39.44
71 and over		40.93	40.93		40.93	40.93

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix B-1
Monthly Per Unit Charges (Rate Per Thousand) (Base Policy)

	Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.19	0.16	0.15	0	0.01	0	0.03
1	0.19	0.16	0.15	1	0.01	1	0.03
2	0.19	0.16	0.15	2	0.01	2	0.03
3	0.19	0.16	0.15	3	0.01	3	0.03
4	0.19	0.16	0.15	4	0.01	4	0.03
5	0.19	0.16	0.15	5	0.01	5	0.03
6	0.19	0.16	0.15	6	0.01	6	0.03
7	0.19	0.16	0.15	7	0.01	7	0.03
8	0.19	0.16	0.15	8	0.01	8	0.03
9	0.19	0.16	0.15	9	0.01	9	0.03
10	0.19	0.16	0.15	10	0.01	10	0.03
11	0.19	0.16	0.15	11	0.01	11	0.03
12	0.19	0.16	0.15	12	0.01	12	0.03
13	0.19	0.16	0.15	13	0.01	13	0.03
14	0.19	0.16	0.15	14	0.01	14	0.03
15	0.19	0.16	0.15	15	0.01	15	0.03
16	0.19	0.16	0.15	16	0.01	16	0.03
17	0.19	0.16	0.15	17	0.01	17	0.03
18	0.19	0.16	0.15	18	0.01	18	0.03
19	0.19	0.16	0.15	19	0.01	19	0.03
20	0.19	0.17	0.16	20	0.01	20	0.03
21	0.19	0.17	0.16	21	0.01	21	0.03
22	0.19	0.17	0.16	22	0.01	22	0.03
23	0.19	0.17	0.16	23	0.01	23	0.03
24	0.19	0.17	0.16	24	0.01	24	0.03
25	0.19	0.17	0.16	25	0.01	25	0.03
26	0.19	0.17	0.16	26	0.01	26	0.03
27	0.20	0.18	0.17	27	0.01	27	0.04
28	0.21	0.19	0.18	28	0.01	28	0.04
29	0.22	0.20	0.19	29	0.01	29	0.04
30	0.23	0.21	0.20	30	0.01	30	0.04
31	0.24	0.22	0.21	31	0.01	31	0.04
32	0.25	0.23	0.22	32	0.01	32	0.04
33	0.26	0.24	0.23	33	0.01	33	0.05
34	0.27	0.25	0.24	34	0.01	34	0.05
35	0.27	0.25	0.24	35	0.01	35	0.05
36	0.29	0.27	0.26	36	0.01	36	0.05
37	0.31	0.29	0.28	37	0.01	37	0.06
38	0.33	0.31	0.30	38	0.01	38	0.06
39	0.35	0.33	0.32	39	0.02	39	0.07
40	0.37	0.35	0.34	40	0.02	40	0.07
41	0.39	0.37	0.36	41	0.02	41	0.07

	Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.41	0.39	0.38	42	0.02	42	0.08
43	0.43	0.41	0.40	43	0.02	43	0.08
44	0.45	0.43	0.42	44	0.02	44	0.09
45	0.47	0.45	0.44	45	0.02	45	0.09
46	0.49	0.47	0.46	46	0.02	46	0.10
47	0.52	0.50	0.49	47	0.02	47	0.10
48	0.54	0.52	0.51	48	0.03	48	0.11
49	0.57	0.55	0.54	49	0.03	49	0.11
50	0.59	0.58	0.57	50	0.03	50	0.11
51	0.62	0.61	0.60	51	0.03	51	0.12
52	0.64	0.63	0.62	52	0.03	52	0.12
53	0.67	0.66	0.65	53	0.03	53	0.13
54	0.69	0.68	0.67	54	0.03	54	0.14
55	0.73	0.72	0.71	55	0.04	55	0.15
56	0.78	0.77	0.76	56	0.04	56	0.16
57	0.85	0.84	0.83	57	0.04	57	0.17
58	0.92	0.91	0.90	58	0.04	58	0.18
59	0.99	0.98	0.97	59	0.05	59	0.20
60	1.06	1.05	1.04	60	0.05	60	0.21
61	1.13	1.12	1.11	61	0.05	61	0.23
62	1.20	1.19	1.18	62	0.06	62	0.24
63	1.27	1.26	1.25	63	0.06	63	0.26
64	1.35	1.34	1.33	64	0.07	64	0.27
65	1.43	1.42	1.41	65	0.07	65	0.29
66	1.48	1.47	1.46	66	0.07	66	0.30
67	1.55	1.54	1.53	67	0.08	67	0.32
68	1.61	1.60	1.59	68	0.08	68	0.33
69	1.68	1.67	1.66	69	0.08	69	0.35
70	1.75	1.74	1.73	70	0.09	70	0.36
71	1.82	1.81	1.80	71	0.09	71	0.37
72	1.88	1.87	1.86	72	0.09	72	0.39
73	1.95	1.94	1.93	73	0.10	73	0.40
74	2.01	2.00	1.99	74	0.10	74	0.42
75	2.07	2.06	2.05	75	0.10	75	0.43
76	2.16	2.15	2.14	76	0.11	76	0.44
77	2.25	2.24	2.23	77	0.11	77	0.46
78	2.34	2.33	2.32	78	0.11	78	0.47
79	2.43	2.42	2.41	79	0.12	79	0.49
80	2.53	2.51	2.50	80	0.12	80	0.50
81	2.62	2.60	2.59	81	0.12	81	0.51
82	2.71	2.69	2.68	82	0.13	82	0.53
83	2.80	2.78	2.77	83	0.13	83	0.54
84	2.89	2.87	2.86	84	0.13	84	0.56
85	2.98	2.96	2.95	85	0.14	85	0.57

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B-1
Guaranteed Monthly Per Unit Charges Xcelerator Focus
 (Rates per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.15	0	0.01	0	0.03
1	0.16	0.15	1	0.01	1	0.03
2	0.16	0.15	2	0.01	2	0.03
3	0.16	0.15	3	0.01	3	0.03
4	0.16	0.15	4	0.01	4	0.03
5	0.16	0.15	5	0.01	5	0.03
6	0.16	0.15	6	0.01	6	0.03
7	0.16	0.15	7	0.01	7	0.03
8	0.16	0.15	8	0.01	8	0.03
9	0.16	0.15	9	0.01	9	0.03
10	0.16	0.15	10	0.01	10	0.03
11	0.16	0.15	11	0.01	11	0.03
12	0.16	0.15	12	0.01	12	0.03
13	0.16	0.15	13	0.01	13	0.03
14	0.16	0.15	14	0.01	14	0.03
15	0.16	0.15	15	0.01	15	0.03
16	0.16	0.15	16	0.01	16	0.03
17	0.16	0.15	17	0.01	17	0.03
18	0.16	0.15	18	0.01	18	0.03
19	0.16	0.15	19	0.01	19	0.03
20	0.17	0.16	20	0.01	20	0.03
21	0.17	0.16	21	0.01	21	0.03
22	0.17	0.16	22	0.01	22	0.03
23	0.17	0.16	23	0.01	23	0.03
24	0.17	0.16	24	0.01	24	0.03
25	0.17	0.16	25	0.01	25	0.03
26	0.17	0.16	26	0.01	26	0.03
27	0.18	0.17	27	0.01	27	0.04
28	0.19	0.18	28	0.01	28	0.04
29	0.20	0.19	29	0.01	29	0.04
30	0.21	0.20	30	0.01	30	0.04
31	0.22	0.21	31	0.01	31	0.04
32	0.23	0.22	32	0.01	32	0.04
33	0.24	0.23	33	0.01	33	0.05
34	0.25	0.24	34	0.01	34	0.05
35	0.25	0.24	35	0.01	35	0.05
36	0.27	0.26	36	0.01	36	0.05
37	0.29	0.28	37	0.01	37	0.06
38	0.31	0.30	38	0.01	38	0.06
39	0.33	0.32	39	0.02	39	0.07
40	0.35	0.34	40	0.02	40	0.07
41	0.37	0.36	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.39	0.38	42	0.02	42	0.08
43	0.41	0.40	43	0.02	43	0.08
44	0.43	0.42	44	0.02	44	0.09
45	0.45	0.44	45	0.02	45	0.09
46	0.47	0.46	46	0.02	46	0.10
47	0.50	0.49	47	0.02	47	0.10
48	0.52	0.51	48	0.03	48	0.11
49	0.55	0.54	49	0.03	49	0.11
50	0.58	0.57	50	0.03	50	0.11
51.061		0.60	51	0.03	51	0.12
52	0.63	0.62	52	0.03	52	0.12
53	0.66	0.65	53	0.03	53	0.13
54	0.68	0.67	54	0.03	54	0.14
55	0.72	0.71	55	0.04	55	0.15
56	0.77	0.76	56	0.04	56	0.16
57	0.84	0.83	57	0.04	57	0.17
58	0.91	0.90	58	0.04	58	0.18
59	0.98	0.97	59	0.05	59	0.20
60	1.05	1.04	60	0.05	60	0.21
61	1.12	1.11	61	0.05	61	0.23
62	1.19	1.18	62	0.06	62	0.24
63	1.26	1.25	63	0.06	63	0.26
64	1.34	1.33	64	0.07	64	0.27
65	1.42	1.41	65	0.07	65	0.29
66	1.47	1.46	66	0.07	66	0.30
67	1.54	1.53	67	0.08	67	0.32
68	1.60	1.59	68	0.08	68	0.33
69	1.67	1.66	69	0.08	69	0.35
70	1.74	1.73	70	0.09	70	0.36
71	1.81	1.80	71	0.09	71	0.37
72	1.87	1.86	72	0.09	72	0.39
73	1.94	1.93	73	0.10	73	0.40
74	2.00	1.99	74	0.10	74	0.42
75	2.06	2.05	75	0.10	75	0.43
76	2.15	2.14	76	0.11	76	0.44
77	2.24	2.23	77	0.11	77	0.46
78	2.33	2.32	78	0.11	78	0.47
79	2.42	2.41	79	0.12	79	0.49
80	2.51	2.50	80	0.12	80	0.50
81	2.60	2.59	81	0.12	81	0.51
82	2.69	2.68	82	0.13	82	0.53
83	2.78	2.77	83	0.13	83	0.54
84	2.87	2.86	84	0.13	84	0.56
85	2.96	2.95	85	0.14	85	0.57

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B-1
Current Monthly Per Unit Charges  Xcelerator Focus
(Rate per Thousand)

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
0	0.10	0.09	0	0.10	0.09
1	0.10	0.09	1	0.10	0.09
2	0.10	0.09	2	0.10	0.09
3	0.10	0.09	3	0.10	0.09
4	0.10	0.09	4	0.10	0.09
5	0.10	0.09	5	0.10	0.09
6	0.10	0.09	6	0.10	0.09
7	0.10	0.09	7	0.10	0.09
8	0.10	0.09	8	0.10	0.09
9	0.10	0.09	9	0.10	0.09
10	0.10	0.09	10	0.10	0.09
11	0.10	0.09	11	0.10	0.09
12	0.10	0.09	12	0.10	0.09
13	0.10	0.09	13	0.10	0.09
14	0.10	0.09	14	0.10	0.09
15	0.10	0.09	15	0.10	0.09
16	0.10	0.09	16	0.10	0.09
17	0.10	0.09	17	0.10	0.09
18	0.11	0.10	18	0.10	0.09
19	0.11	0.10	19	0.10	0.09
20	0.11	0.10	20	0.11	0.10
21	0.11	0.10	21	0.11	0.10
22	0.11	0.10	22	0.11	0.10
23	0.12	0.11	23	0.11	0.10
24	0.12	0.11	24	0.11	0.10
25	0.12	0.11	25	0.11	0.10
26	0.13	0.12	26	0.12	0.11
27	0.13	0.12	27	0.12	0.11
28	0.14	0.13	28	0.13	0.12
29	0.14	0.13	29	0.13	0.12
30	0.15	0.14	30	0.14	0.13
31	0.15	0.14	31	0.14	0.13
32	0.16	0.15	32	0.15	0.14
33	0.16	0.15	33	0.15	0.14
34	0.17	0.16	34	0.16	0.15
35	0.17	0.16	35	0.16	0.15
36	0.18	0.17	36	0.17	0.16
37	0.19	0.18	37	0.19	0.18
38	0.21	0.20	38	0.20	0.19
39	0.22	0.21	39	0.21	0.20
40	0.23	0.22	40	0.23	0.22
41	0.24	0.23	41	0.24	0.23

Current Monthly Per Unit Charges Xcelerator Focus
(Rate per Thousand) Continued

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
42	0.25	0.24	42	0.25	0.24
43	0.27	0.26	43	0.26	0.25
44	0.28	0.27	44	0.28	0.27
45	0.29	0.28	45	0.29	0.28
46	0.31	0.30	46	0.31	0.30
47	0.33	0.32	47	0.33	0.32
48	0.35	0.34	48	0.34	0.33
49	0.37	0.36	49	0.36	0.35
50	0.39	0.38	50	0.38	0.37
51	0.40	0.39	51	0.40	0.39
52	0.42	0.41	52	0.42	0.41
53	0.44	0.43	53	0.43	0.42
54	0.46	0.45	54	0.45	0.44
55	0.48	0.47	55	0.47	0.46
56	0.53	0.52	56	0.51	0.50
57	0.57	0.56	57	0.55	0.54
58	0.62	0.61	58	0.59	0.58
59	0.67	0.66	59	0.63	0.62
60	0.72	0.71	60	0.67	0.66
61	0.76	0.75	61	0.70	0.69
62	0.81	0.80	62	0.74	0.73
63	0.86	0.85	63	0.78	0.77
64	0.90	0.89	64	0.82	0.81
65	0.95	0.94	65	0.86	0.85
66	0.99	0.98	66	0.91	0.90
67	1.04	1.03	67	0.96	0.95
68	1.08	1.07	68	1.01	1.00
69	1.12	1.11	69	1.06	1.05
70	1.17	1.16	70	1.11	1.10
71	1.21	1.20	71	1.16	1.15
72	1.25	1.24	72	1.21	1.20
73	1.29	1.28	73	1.26	1.25
74	1.34	1.33	74	1.31	1.30
75	1.38	1.37	75	1.36	1.35
76	1.47	1.46	76	1.45	1.44
77	1.55	1.54	77	1.53	1.52
78	1.64	1.63	78	1.62	1.61
79	1.72	1.71	79	1.70	1.69
80	1.81	1.80	80	1.79	1.78
81	1.89	1.88	81	1.87	1.86
82	1.98	1.97	82	1.96	1.95
83	2.06	2.05	83	2.04	2.03
84	2.15	2.14	84	2.13	2.12
85	2.23	2.22	85	2.21	2.20

WRL XCELERATOR EXEC
Monthly Per Unit Charges (Rate per Thousand)
WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	015.	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.42	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.84	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

	WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
Appendix C-1
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 35, Preferred Elite rate class with an initial specified amount of $250,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	35	250,000	4,955
2	36	258,825	4,490
3	37	267,962	3,815
4	38	277,421	3,467
5	39	287,214	2,615
6	40	297,353	2,232
7	41	307,850	1,811
8	42	318,717	909
9	43	329,968	969
10	44	341,616	1,034
11	45	353,675	1,104
12	46	366,160	1,179
13	47	379,085	1,260
14	48	392,467	1,349
15	49	406,321	1,444
16	50	420,664	1,548
17	51	435,513	1,661
18	52	450,887	1,784
19	53	466,803	1,917
20	54	483,281	2,063
21	55	500,341	2,222
22	56	500,341	1,691
23	57	500,341	1,296
24	58	500,341	905
25	59	500,341	554
26	60	500,341	316
27	61	500,341	130
28	62	500,341	0

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	35	250,000	810
2	36	258,825	841
3	37	267,962	875
4	38	277,421	912
5	39	287,214	953
6	40	297,353	998
7	41	307,850	1,047
8	42	318,717	1,101
9	43	329,968	349
10	44	341,616	381
11	45	353,675	415
12	46	366,160	451
13	47	379,085	491
14	48	392,467	532
15	49	406,321	578
16	50	420,664	626
17	51	435,513	678
18	52	450,887	734
19	53	466,803	794
20	54	483,281	857
21	55	500,341	908
22	56	500,341	824
23	57	500,341	733
24	58	500,341	633
25	59	500,341	524
26	60	500,341	408
27	61	500,341	282
28	62	500,341	147
29	63	500,341	0

The above chart shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix C-1
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator Focus

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 40, Preferred Elite rate class with an initial specified amount of $1,200,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	40	1,200,000	20,652
2	41	1,242,360	16,248
3	42	1,286,215	15,843
4	43	1,331,619	14,417
5	44	1,378,625	10,902
6	45	1,427,290	9,349
7	46	1,477,674	7,751
8	47	1,529,835	4,043
9	48	1,583,839	4,339
10	49	1,639,748	4,656
11	50	1,697,631	4,995
12	51	1,757,557	5,361
13	52	1,819,599	5,758
14	53	1,883,831	6,190
15	54	1,950,330	6,661
16	55	2,019,176	7,174
17	56	2,090,453	7,732
18	57	2,164,246	8,339
19	58	2,240,644	9,002
20	59	2,319,739	9,724
21	60	2,401,626	9,444
22	61	2,401,626	7,590
23	62	2,401,626	5,753
24	63	2,401,626	3,960
25	64	2,401,626	2,409
26	65	2,401,626	1,337
27	66	2,401,626	509
28	67	2,401,626	0

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  A Focus Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	40	1,200,000	3,168
2	41	1,242,360	3,285
3	42	1,286,215	3,411
4	43	1,331,619	3,553
5	44	1,378,625	3,705
6	45	1,427,290	3,869
7	46	1,477,674	4,050
8	47	1,529,835	4,250
9	48	1,583,839	1,303
10	49	1,639,748	1,427
11	50	1,697,631	1,565
12	51	1,757,557	1,704
13	52	1,819,599	1,857
14	53	1,883,831	2,025
15	54	1,950,330	2,202
16	55	2,019,176	2,390
17	56	2,090,453	2,615
18	57	2,164,246	2,869
19	58	2,240,644	3,164
20	59	2,319,739	3,510
21	60	2,401,626	3,903
22	61	2,401,626	3,571
23	62	2,401,626	3,212
24	63	2,401,626	2,824
25	64	2,401,626	2,379
26	65	2,401,626	1,883
27	66	2,401,626	1,324
28	67	2,401,626	698
29	68	2,401,626	0

The above chart shows Focus Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase.  The Focus Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix D-1 - Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Base Policy for an insured who is a 35 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,425, a $250,000 initial specified amount and death benefit Option A.  Th at illustration also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The second illustration that follows for the representative insured  is based on the same factors as those reflected in the first illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the third illustration that follows  on a FocusPolicy for an insured who is a 40 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $12,168, a $1,200,000 initial specified amount and death benefit Option A.  The third illustration also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The fourth illustration that follows for the representative insured  is based on the same factors as those reflected in the third illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the fifth illustration that follows   on an Exec Policy for an insured who is a 50 year old male in the Preferred Non-Tobacco rate class (the “representative insured”) paying an annual premium of $8,700, paid on the first day of each Policy year for durations 1 through 7, a $450,000 initial specified amount and death benefit Option A.  The fifth illustration  also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured in the sixth illustration is based on the same factors as those reflected in the fifth illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(1)
T he daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% (annually) after the first 15 Policy years).  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year .

(2)
E stimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23 % of the portfolios’ gross average daily net assets or an effective expense level of 0. 60 % of the portfolios’ gross average daily net assets for a Focus Policy.  The 1.23 % gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors. The 0. 60 % gross average portfolio expense level for a Focus Policy assumes that premiums are allocated to the limited number of designated subaccounts to which your premium must be allocated during the first Policy year under a Focus Policy in order to qualify for lower monthly per unit charges. We used annualized actual audited expenses incurred during 20 1 0 for the portfolios to calculate the gross average annual expense levels . and

(3)
T he premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and monthly deductions for the cost of insurance, the monthly Policy charge, and the monthly per unit charge.

The net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy.  Therefore, for the Exec Policies, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 35
Specified Amount   $250,000                                                                                                  Preferred Elite Class
Annual Premium                                  $2,425                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	250,000	250,000	250,000	1,423	1,537	1,613
2	250,000	250,000	250,000	2,739	3,053	3,270
3	250,000	250,000	250,000	4,016	4,617	5,047
4	250,000	250,000	250,000	5,260	6,235	6,957
5	250,000	250,000	250,000	6,472	7,910	9,013
6	250,000	250,000	250,000	7,653	9,646	11,227
7	250,000	250,000	250,000	8,802	11,444	13,611
8	250,000	250,000	250,000	9,919	13,304	16,175
9	250,000	250,000	250,000	11,803	16,055	19,780
10	250,000	250,000	250,000	13,639	18,906	23,663
15	250,000	250,000	250,000	22,053	34,735	48,047
20	250,000	250,000	250,000	29,602	54,742	85,688
25	250,000	250,000	250,000	36,010	79,490	142,894
30 (Age 65)	250,000	250,000	280,986	40,478	109,741	230,316
35 (Age 70)	250,000	250,000	421,130	42,204	146,987	363,043
40 (Age 75)	250,000	250,000	603,573	39,857	193,801	564,087
45 (Age 80)	250,000	267,699	913,182	31,057	254,951	869,697
50 (Age 85)	250,000	349,220	1,396,474	11,439	332,590	1,329,975
55 (Age 90)	*	449,958	2,120,361	*	428,532	2,019,392
60 (Age 95)	*	554,867	3,094,423	*	549,373	3,063,785
65 (Age 100)	*	706,387	4,678,981	*	706,387	4,678,981

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	29,602	54,742	85,688
2	-	-	-	25	36,010	79,490	142,894
3	548	1,148	1,578	30 (Age 65)	40,478	109,741	230,316
4	2,287	3,262	3,984	35 (Age 70)	42,204	146,987	363,043
5	4,490	5,928	7,031	40 (Age 75)	39,857	193,801	564,087
6	6,166	8,160	9,741	45 (Age 80)	31,057	254,951	869,697
7	7,811	10,453	12,620	50 (Age 85)	11,439	332,590	1,329,975
8	9,919	13,304	16,175	55 (Age 90)	*	428,532	2,019,392
9	11,803	16,055	19,780	60 (Age 95)	*	549,373	3,063,785
10	13,639	18,906	23,663	65 (Age 100)	*	706,387	4,678,981
15	22,053	34,735	48,047

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
 WRL XCELERATOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 35
Specified Amount   $250,000                                                                                                     Preferred Elite Class
Annual Premium                                     $2,425                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	250,000	250,000	250,000	1,423	1,537	1,613
2	250,000	250,000	250,000	2,715	3,028	3,245
3	250,000	250,000	250,000	3,969	4,566	4,995
4	250,000	250,000	250,000	4,931	5,891	6,604
5	250,000	250,000	250,000	5,856	7,251	8,325
6	250,000	250,000	250,000	6,738	8,641	10,159
7	250,000	250,000	250,000	7,572	10,057	12,111
8	250,000	250,000	250,000	8,353	11,493	14,183
9	250,000	250,000	250,000	9,074	12,944	16,379
10	250,000	250,000	250,000	9,733	14,406	18,706
15	250,000	250,000	250,000	12,140	21,920	32,742
20	250,000	250,000	250,000	13,066	30,142	53,049
25	250,000	250,000	250,000	14,562	41,710	86,030
30 (Age 65)	250,000	250,000	250,000	10,436	51,175	133,207
35 (Age 70)	*	250,000	250,000	*	55,179	204,339
40 (Age 75)	*	250,000	337,770	*	47,102	315,673
45 (Age 80)	*	250,000	506,029	*	7,948	481,932
50 (Age 85)	*	*	757,787	*	*	721,702
55 (Age 90)	*	*	1,111,300	*	*	1,058,381
60 (Age 95)	*	*	1,568,855	*	*	1,553,321
65 (Age 100)	*	*	2,346,653	*	*	2,346,653

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	13,066	30,142	53,049
2	-	-	-	25	14,562	41,710	86,030
3	501	1,098	1,526	30 (Age 65)	10,436	51,175	133,207
4	1,958	2,918	3,631	35 (Age 70)	*	55,179	204,339
5	3,874	5,269	6,343	40 (Age 75)	*	47,102	315,673
6	5,251	7,155	8,672	45 (Age 80)	*	7,948	481,932
7	6,581	9,066	11,120	50 (Age 85)	*	*	721,702
8	8,353	11,493	14,183	55 (Age 90)	*	*	1,058,381
9	9,074	12,944	16,379	60 (Age 95)	*	*	1,553,321
10	9,733	14,406	18,706	65 (Age 100)	*	*	2,346,653
15	12,140	21,920	32,742
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR FOCUS
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $1,200,000                                                                                                  Preferred Elite Class
Annual Premium                                  $12,168                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	1,200,000	1,200,000	1,200,000	8,547	9,164	9,577
2	1,200,000	1,200,000	1,200,000	16,560	18,313	19,525
3	1,200,000	1,200,000	1,200,000	24,365	27,784	30,229
4	1,200,000	1,200,000	1,200,000	31,999	37,629	41,791
5	1,200,000	1,200,000	1,200,000	39,469	47,870	54,292
6	1,200,000	1,200,000	1,200,000	46,786	58,535	67,821
7	1,200,000	1,200,000	1,200,000	53,942	69,634	82,461
8	1,200,000	1,200,000	1,200,000	60,943	81,192	98,312
9	1,200,000	1,200,000	1,200,000	70,924	96,467	118,783
10	1,200,000	1,200,000	1,200,000	80,689	112,375	140,951
15	1,200,000	1,200,000	1,200,000	125,840	201,994	282,468
20	1,200,000	1,200,000	1,200,000	165,248	316,775	505,997
25	1,200,000	1,200,000	1,200,000	196,694	461,398	856,255
30 (Age 70)	1,200,000	1,200,000	1,634,753	214,686	643,597	1,409,270
35 (Age 75)	1,200,000	1,200,000	2,431,417	212,472	878,438	2,272,352
40 (Age 80)	1,200,000	1,254,351	3,803,437	177,806	1,194,620	3,622,321
45 (Age 85)	1,200,000	1,692,284	6,000,443	88,074	1,611,699	5,714,708
50 (Age 90)	*	2,250,149	9,386,611	*	2,142,999	8,939,629
55 (Age 95)	*	2,860,262	14,105,172	*	2,831,942	13,965,517
60 (Age 100)	*	3,752,332	21,961,988	*	3,752,332	21,961,988

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	-	-	-	15	125,840	201,994	282,468
2	1,071	2,824	4,036	20	165,248	316,775	505,997
3	9,909	13,328	15,773	25	196,694	461,398	856,255
4	19,608	25,238	29,400	30 (Age 70)	214,686	643,597	1,409,270
5	31,209	39,610	46,031	35 (Age 75)	212,472	878,438	2,272,352
6	40,590	52,339	61,626	40 (Age 80)	177,806	1,194,620	3,622,321
7	49,811	65,504	78,331	45 (Age 85)	88,074	1,611,699	5,714,708
8	60,943	81,192	98,312	50 (Age 90)	*	2,142,999	8,939,629
9	70,924	96,467	118,783	55 (Age 95)	*	2,831,942	13,965,517
10	80,689	112,375	140,951	60 (Age 100)	*	3,752,332	21,961,988

*In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR FOCUS
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $1,200,000                                                                                                     Preferred Elite Class
Annual Premium                                     $12,168                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	1,200,000	1,200,000	1,200,000	6,832	7,393	7,769
2	1,200,000	1,200,000	1,200,000	13,128	14,663	15,727
3	1,200,000	1,200,000	1,200,000	19,239	22,167	24,268
4	1,200,000	1,200,000	1,200,000	23,292	27,988	31,478
5	1,200,000	1,200,000	1,200,000	27,054	33,841	39,073
6	1,200,000	1,200,000	1,200,000	30,508	39,706	47,065
7	1,200,000	1,200,000	1,200,000	33,658	45,588	55,495
8	1,200,000	1,200,000	1,200,000	36,555	51,536	64,453
9	1,200,000	1,200,000	1,200,000	39,248	57,604	74,037
10	1,200,000	1,200,000	1,200,000	41,696	63,751	84,260
15	1,200,000	1,200,000	1,200,000	47,734	93,155	144,482
20	1,200,000	1,200,000	1,200,000	38,274	115,705	224,186
25	1,200,000	1,200,000	1,200,000	25,551	144,996	356,098
30 (Age 70)	*	1,200,000	1,200,000	*	138,490	535,529
35 (Age 75)	*	1,200,000	1,200,000	*	52,855	800,065
40 (Age 80)	*	*	1,309,442	*	*	1,247,088
45 (Age 85)	*	*	2,058,287	*	*	1,960,274
50 (Age 90)	*	*	3,144,631	*	*	2,994,886
55 (Age 95)	*	*	4,604,454	*	*	4,558,865
60 (Age 100)	*	*	7,122,927	*	*	7,122,927

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	-	-	-	15	47,734	93,155	144,482
2	-	-	238	20	38,274	115,705	224,186
3	4,782	7,711	9,811	25	25,551	144,996	356,098
4	10,901	15,597	19,087	30 (Age 70)	*	138,490	535,529
5	18,794	25,580	30,812	35 (Age 75)	*	52,855	800,065
6	24,313	33,511	40,870	40 (Age 80)	*	*	1,247,088
7	29,527	41,458	51,365	45 (Age 85)	*	*	1,960,274
8	36,555	51,536	64,453	50 (Age 90)	*	*	2,994,886
9	39,248	57,604	74,037	55 (Age 95)	*	*	4,558,865
10	41,696	63,751	84,260	60 (Age 100)	*	*	7,122,927
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR EXEC
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 50
Specified Amount   $450,000                                                                                                  Preferred Non-Tobacco Class
Annual Premium                                  $8,700 for 7 yrs                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	450,000	450,000	450,000	6,681	7,142	7,451
2	450,000	450,000	450,000	11,841	13,132	14,025
3	450,000	450,000	450,000	16,794	19,255	21,018
4	450,000	450,000	450,000	21,555	25,529	28,477
5	450,000	450,000	450,000	26,103	31,939	36,417
6	450,000	450,000	450,000	30,439	38,485	44,877
7	450,000	450,000	450,000	34,571	45,180	53,905
8	450,000	450,000	450,000	30,203	43,227	54,409
9	450,000	450,000	450,000	28,129	43,487	57,306
10	450,000	450,000	450,000	25,889	43,560	60,251
15	450,000	450,000	450,000	12,319	40,904	76,044
20	*	450,000	450,000	*	32,534	97,209
25	*	450,000	450,000	*	9,030	119,789
30 (Age 80)	*	*	450,000	*	*	132,978
35 (Age 85)	*	*	450,000	*	*	126,736
40 (Age 90)	*	*	450,000	*	*	70,405
45 (Age 95)	*	*	*	*	*	*
50 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	6,681	7,142	7,451	10	25,889	43,560	60,251
2	11,841	13,132	14,025	15	12,319	40,904	76,044
3	16,794	19,255	21,018	20	*	32,534	97,209
4	21,555	25,529	28,477	25	*	9,030	119,789
5	26,103	31,939	36,417	30 (Age 80)	*	*	132,978
6	30,439	38,485	44,877	35 (Age 85)	*	*	126,736
7	34,571	45,180	53,905	40 (Age 90)	*	*	70,405
8	30,203	43,227	54,409	45 (Age 95)	*	*	*
9	28,129	43,487	57,306	50 (Age 100)	*	*	*
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL XCELERATOR EXEC
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 50
Specified Amount   $450,000                                                                                                  Preferred Non-Tobacco Class
Annual Premium                                  $8,700 for 7 yrs                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	450,000	450,000	450,000	6,681	7,142	7,451
2	450,000	450,000	450,000	10,432	11,680	12,544
3	450,000	450,000	450,000	13,936	16,225	17,872
4	450,000	450,000	450,000	17,169	20,752	23,427
5	450,000	450,000	450,000	20,093	25,218	29,188
6	450,000	450,000	450,000	22,685	29,595	35,148
7	450,000	450,000	450,000	24,932	33,864	41,314
8	450,000	450,000	450,000	18,526	29,198	38,544
9	450,000	450,000	450,000	11,904	24,012	35,234
10	450,000	450,000	450,000	5,010	18,222	31,283
15	*	*	*	*	*	*
20	*	*	*	*	*	*
25	*	*	*	*	*	*
30 (Age 80)	*	*	*	*	*	*
35 (Age 85)	*	*	*	*	*	*
40 (Age 90)	*	*	*	*	*	*
45 (Age 95)	*	*	*	*	*	*
50 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	6,681	7,142	7,451	10	5,010	18,222	31,283
2	10,432	11,680	12,544	15	*	*	*
3	13,936	16,225	17,872	20	*	*	*
4	17,169	20,752	23,427	25	*	*	*
5	20,093	25,218	29,188	30 (Age 80)	*	*	*
6	22,685	29,595	35,148	35 (Age 85)	*	*	*
7	24,932	33,864	41,314	40 (Age 90)	*	*	*
8	18,526	29,198	38,544	45 (Age 95)	*	*	*
9	11,904	24,012	35,234	50 (Age 100)	*	*	*
* In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2, B-2 C-2, & D-2
FOR POLICIES APPLIED FOR BEFORE
OCTOBER 30, 2008 and ISSUED
BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A-2
Surrender Charge Per Thousand of Specified Amount Layer BASE & FOCUS
(Based on the gender and rate class of the insured)

                                                                                                                                                                                       Male/
Issue                                                                    Male                                      Male                                               Female                                           Female                                Female
Age                                                                 Tobacco                                  Non-Tobacco                                   Juvenile                                          Tobacco                            Non-Tobacco

0	N/A	N/A	15.29	N/A	N/A
1	N/A	N/A	14.69	N/A	N/A
2	N/A	N/A	14.69	N/A	N/A
3	N/A	N/A	14.26	N/A	N/A
4	N/A	N/A	13.82	N/A	N/A
5	N/A	N/A	13.82	N/A	N/A
6	N/A	N/A	13.82	N/A	N/A
7	N/A	N/A	13.82	N/A	N/A
8	N/A	N/A	13.82	N/A	N/A
9	N/A	N/A	13.82	N/A	N/A
10	N/A	N/A	13.82	N/A	N/A
11	N/A	N/A	13.82	N/A	N/A
12	N/A	N/A	13.82	N/A	N/A
13	N/A	N/A	14.26	N/A	N/A
14	N/A	N/A	14.69	N/A	N/A
15	N/A	N/A	15.12	N/A	N/A
16	N/A	N/A	15.34	N/A	N/A
17	N/A	N/A	15.98	N/A	N/A
18	16.56	15.70		16.56	15.70
19	16.78	15.91		16.78	15.91
20	16.99	16.13		16.99	16.13
21	17.78	16.49		17.35	16.49
22	18.07	16.78		17.64	16.78
23	18.43	17.14		18.00	17.14
24	18.72	17.42		18.72	17.42
25	19.51	17.78		19.08	17.78
26	20.14	18.85		19.71	18.42
27	20.74	19.47		20.32	19.05
28	21.27	20.01		21.27	19.59
29	22.27	21.02		21.85	20.60
30	22.84	21.60		22.43	21.18
31	23.94	22.30		23.12	21.89
32	24.54	23.32		24.14	22.92
33	25.60	23.99		24.80	23.59
34	26.57	24.58		25.77	24.18
35	27.19	25.61		26.40	25.21
36	27.49	25.60		26.73	25.22
37	27.78	25.97		27.06	25.25
38	28.17	26.09		26.78	25.40
39	28.44	26.14		26.80	25.15

Issue                                                          Male                                                 Male                                                                               Female                                Female
Age                                                        Tobacco                                             Non-Tobacco                                                                  Tobacco                            Non-Tobacco

40	28.55	26.36	26.68	25.12
41	30.63	28.13	28.76	26.88
42	32.81	30.00	30.94	28.76
43	35.20	31.77	33.02	30.10
44	37.91	33.85	35.05	31.02
45	40.35	35.67	36.18	31.97
46	42.64	37.34	37.39	32.99
47	44.93	38.79	38.65	34.09
48	47.22	40.30	39.98	35.24
49	49.82	41.91	41.39	36.45
50	52.73	43.63	42.89	37.77
51	55.33	45.47	44.46	39.14
52	58.81	47.44	46.12	40.61
53	61.98	49.53	47.89	42.19
54	66.09	51.78	49.76	43.84
55	69.26	54.18	51.73	45.62
56	72.53	56.72	53.81	47.50
57	74.10	59.46	55.98	49.50
58	74.10	62.37	58.34	51.66
59	74.10	65.49	60.91	54.00
60	74.10	68.86	63.66	56.51
61	74.10	72.46	66.64	59.24
62	74.10	74.10	69.85	62.17
63	74.10	74.10	73.33	65.34
64	74.10	74.10	74.10	68.74
65	74.10	74.10	74.10	72.38
66 and over	74.10	74.10	74.10	74.10

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix B-2
Monthly Per Unit Charges (Rate Per Thousand)             BASE POLICY

	WRL Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.16	0.13	0.12	0	0.01	0	0.03
1	0.16	0.13	0.12	1	0.01	1	0.03
2	0.16	0.13	0.12	2	0.01	2	0.03
3	0.17	0.13	0.12	3	0.01	3	0.03
4	0.17	0.14	0.12	4	0.01	4	0.03
5	0.17	0.14	0.12	5	0.01	5	0.03
6	0.17	0.14	0.12	6	0.01	6	0.03
7	0.17	0.14	0.13	7	0.01	7	0.03
8	0.17	0.14	0.13	8	0.01	8	0.03
9	0.17	0.14	0.13	9	0.01	9	0.03
10	0.17	0.14	0.13	10	0.01	10	0.03
11	0.17	0.14	0.13	11	0.01	11	0.03
12	0.17	0.14	0.13	12	0.01	12	0.03
13	0.17	0.14	0.13	13	0.01	13	0.03
14	0.17	0.14	0.13	14	0.01	14	0.03
15	0.17	0.14	0.13	15	0.01	15	0.03
16	0.17	0.14	0.13	16	0.01	16	0.03
17	0.17	0.14	0.13	17	0.01	17	0.03
18	0.17	0.14	0.13	18	0.01	18	0.03
19	0.17	0.14	0.13	19	0.01	19	0.03
20	0.17	0.14	0.13	20	0.01	20	0.03
21	0.17	0.14	0.13	21	0.01	21	0.03
22	0.17	0.14	0.13	22	0.01	22	0.03
23	0.17	0.14	0.13	23	0.01	23	0.03
24	0.18	0.15	0.13	24	0.01	24	0.03
25	0.18	0.15	0.14	25	0.01	25	0.03
26	0.18	0.15	0.14	26	0.01	26	0.03
27	0.19	0.16	0.14	27	0.01	27	0.04
28	0.19	0.16	0.15	28	0.01	28	0.04
29	0.20	0.17	0.16	29	0.01	29	0.04
30	0.20	0.17	0.16	30	0.01	30	0.04
31	0.21	0.18	0.17	31	0.01	31	0.04
32	0.22	0.19	0.18	32	0.01	32	0.04
33	0.23	0.20	0.19	33	0.01	33	0.05
34	0.24	0.21	0.20	34	0.01	34	0.05
35	0.25	0.22	0.21	35	0.01	35	0.05
36	0.26	0.23	0.22	36	0.01	36	0.05
37	0.28	0.25	0.23	37	0.01	37	0.06
38	0.29	0.26	0.25	38	0.01	38	0.06
39	0.31	0.28	0.26	39	0.02	39	0.07
40	0.32	0.29	0.28	40	0.02	40	0.07
41	0.34	0.31	0.30	41	0.02	41	0.07

Base
Issue Age	Band 1	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.36	0.33	0.32	42	0.02	42	0.08
43	0.38	0.35	0.33	43	0.02	43	0.08
44	0.40	0.37	0.35	44	0.02	44	0.09
45	0.41	0.38	0.37	45	0.02	45	0.09
46	0.43	0.40	0.39	46	0.02	46	0.10
47	0.45	0.42	0.41	47	0.02	47	0.10
48	0.47	0.44	0.42	48	0.03	48	0.11
49	0.48	0.45	0.44	49	0.03	49	0.11
50	0.50	0.47	0.46	50	0.03	50	0.11
51	0.52	0.49	0.48	51	0.03	51	0.12
52	0.54	0.51	0.50	52	0.03	52	0.12
53	0.57	0.54	0.52	53	0.03	53	0.13
54	0.60	0.57	0.56	54	0.03	54	0.14
55	0.63	0.60	0.59	55	0.04	55	0.15
56	0.68	0.65	0.63	56	0.04	56	0.16
57	0.72	0.69	0.68	57	0.04	57	0.17
58	0.78	0.75	0.74	58	0.04	58	0.18
59	0.83	0.80	0.79	59	0.05	59	0.20
60	0.89	0.86	0.85	60	0.05	60	0.21
61	0.96	0.93	0.91	61	0.05	61	0.23
62	1.02	0.99	0.98	62	0.06	62	0.24
63	1.08	1.05	1.04	63	0.06	63	0.26
64	1.14	1.11	1.10	64	0.07	64	0.27
65	1.20	1.17	1.16	65	0.07	65	0.29
66	1.25	1.22	1.21	66	0.07	66	0.30
67	1.31	1.28	1.27	67	0.08	67	0.32
68	1.37	1.34	1.32	68	0.08	68	0.33
69	1.42	1.39	1.38	69	0.08	69	0.35
70	1.48	1.45	1.44	70	0.09	70	0.36
71	1.54	1.51	1.49	71	0.09	71	0.37
72	1.59	1.56	1.55	72	0.09	72	0.39
73	1.65	1.62	1.61	73	0.10	73	0.40
74	1.70	1.67	1.66	74	0.10	74	0.42
75	1.76	1.73	1.72	75	0.10	75	0.43
76	1.82	1.79	1.77	76	0.11	76	0.44
77	1.88	1.84	1.83	77	0.11	77	0.46
78	1.95	1.90	1.89	78	0.11	78	0.47
79	2.01	1.96	1.94	79	0.12	79	0.49
80	2.08	2.01	2.00	80	0.12	80	0.50
81	2.14	2.07	2.06	81	0.12	81	0.51
82	2.20	2.13	2.11	82	0.13	82	0.53
83	2.25	2.18	2.17	83	0.13	83	0.54
84	2.29	2.24	2.23	84	0.13	84	0.56
85	2.32	2.29	2.28	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix B-2
Focus Current Monthly Per Unit Charges (Rate Per Thousand) Xcelerator FOCUS

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.09	0.08	0	0.01	0	0.03
1	0.09	0.08	1	0.01	1	0.03
2	0.09	0.08	2	0.01	2	0.03
3	0.09	0.08	3	0.01	3	0.03
4	0.09	0.08	4	0.01	4	0.03
5	0.09	0.08	5	0.01	5	0.03
6	0.09	0.08	6	0.01	6	0.03
7	0.09	0.08	7	0.01	7	0.03
8	0.09	0.08	8	0.01	8	0.03
9	0.09	0.08	9	0.01	9	0.03
10	0.09	0.08	10	0.01	10	0.03
11	0.09	0.08	11	0.01	11	0.03
12	0.09	0.08	12	0.01	12	0.03
13	0.09	0.08	13	0.01	13	0.03
14	0.09	0.08	14	0.01	14	0.03
15	0.09	0.08	15	0.01	15	0.03
16	0.09	0.08	16	0.01	16	0.03
17	0.09	0.08	17	0.01	17	0.03
18	0.09	0.08	18	0.01	18	0.03
19	0.09	0.08	19	0.01	19	0.03
20	0.09	0.08	20	0.01	20	0.03
21	0.09	0.08	21	0.01	21	0.03
22	0.09	0.08	22	0.01	22	0.03
23	0.09	0.08	23	0.01	23	0.03
24	0.09	0.08	24	0.01	24	0.03
25	0.09	0.08	25	0.01	25	0.03
26	0.09	0.08	26	0.01	26	0.03
27	0.10	0.09	27	0.01	27	0.04
28	0.10	0.09	28	0.01	28	0.04
29	0.11	0.10	29	0.01	29	0.04
30	0.11	0.10	30	0.01	30	0.04
31	0.11	0.10	31	0.01	31	0.04
32	0.12	0.11	32	0.01	32	0.04
33	0.12	0.11	33	0.01	33	0.05
34	0.13	0.12	34	0.01	34	0.05
35	0.13	0.12	35	0.01	35	0.05
36	0.14	0.13	36	0.01	36	0.05
37	0.15	0.14	37	0.01	37	0.06
38	0.16	0.15	38	0.01	38	0.06
39	0.17	0.16	39	0.02	39	0.07
40	0.19	0.18	40	0.02	40	0.07
41	0.20	0.19	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.21	0.20	42	0.02	42	0.08
43	0.22	0.21	43	0.02	43	0.08
44	0.23	0.22	44	0.02	44	0.09
45	0.24	0.23	45	0.02	45	0.09
46	0.25	0.24	46	0.02	46	0.10
47	0.27	0.26	47	0.02	47	0.10
48	0.28	0.27	48	0.03	48	0.11
49	0.29	0.28	49	0.03	49	0.11
50	0.31	0.30	50	0.03	50	0.11
51	0.32	0.31	51	0.03	51	0.12
52	0.33	0.32	52	0.03	52	0.12
53	0.34	0.33	53	0.03	53	0.13
54	0.36	0.35	54	0.03	54	0.14
55	0.37	0.36	55	0.04	55	0.15
56	0.40	0.39	56	0.04	56	0.16
57	0.44	0.43	57	0.04	57	0.17
58	0.47	0.46	58	0.04	58	0.18
59	0.51	0.50	59	0.05	59	0.20
60	0.54	0.53	60	0.05	60	0.21
61	0.57	0.56	61	0.05	61	0.23
62	0.61	0.60	62	0.06	62	0.24
63	0.64	0.63	63	0.06	63	0.26
64	0.68	0.67	64	0.07	64	0.27
65	0.71	0.70	65	0.07	65	0.29
66	0.75	0.74	66	0.07	66	0.30
67	0.79	0.78	67	0.08	67	0.32
68	0.83	0.82	68	0.08	68	0.33
69	0.87	0.86	69	0.08	69	0.35
70	0.92	0.91	70	0.09	70	0.36
71	0.96	0.95	71	0.09	71	0.37
72	1.00	0.99	72	0.09	72	0.39
73	1.04	1.03	73	0.10	73	0.40
74	1.08	1.07	74	0.10	74	0.42
75	1.12	1.11	75	0.10	75	0.43
76	1.19	1.18	76	0.11	76	0.44
77	1.26	1.25	77	0.11	77	0.46
78	1.33	1.32	78	0.11	78	0.47
79	1.40	1.39	79	0.12	79	0.49
80	1.48	1.47	80	0.12	80	0.50
81	1.55	1.54	81	0.12	81	0.51
82	1.62	1.61	82	0.13	82	0.53
83	1.69	1.68	83	0.13	83	0.54
84	1.76	1.75	84	0.13	84	0.56
85	1.83	1.82	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Guaranteed Monthly Per Unit Charges (Rate Per Thousand)  Xcelerator Focus

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

0	0.13	0.12	0	0.01	0	0.03
1	0.13	0.12	1	0.01	1	0.03
2	0.13	0.12	2	0.01	2	0.03
3	0.13	0.12	3	0.01	3	0.03
4	0.14	0.12	4	0.01	4	0.03
5	0.14	0.12	5	0.01	5	0.03
6	0.14	0.12	6	0.01	6	0.03
7	0.14	0.13	7	0.01	7	0.03
8	0.14	0.13	8	0.01	8	0.03
9	0.14	0.13	9	0.01	9	0.03
10	0.14	0.13	10	0.01	10	0.03
11	0.14	0.13	11	0.01	11	0.03
12	0.14	0.13	12	0.01	12	0.03
13	0.14	0.13	13	0.01	13	0.03
14	0.14	0.13	14	0.01	14	0.03
15	0.14	0.13	15	0.01	15	0.03
16	0.14	0.13	16	0.01	16	0.03
17	0.14	0.13	17	0.01	17	0.03
18	0.14	0.13	18	0.01	18	0.03
19	0.14	0.13	19	0.01	19	0.03
20	0.14	0.13	20	0.01	20	0.03
21	0.14	0.13	21	0.01	21	0.03
22	0.14	0.13	22	0.01	22	0.03
23	0.14	0.13	23	0.01	23	0.03
24	0.15	0.13	24	0.01	24	0.03
25	0.15	0.14	25	0.01	25	0.03
26	0.15	0.14	26	0.01	26	0.03
27	0.16	0.14	27	0.01	27	0.04
28	0.16	0.15	28	0.01	28	0.04
29	0.17	0.16	29	0.01	29	0.04
30	0.17	0.16	30	0.01	30	0.04
31	0.18	0.17	31	0.01	31	0.04
32	0.19	0.18	32	0.01	32	0.04
33	0.20	0.19	33	0.01	33	0.05
34	0.21	0.20	34	0.01	34	0.05
35	0.22	0.21	35	0.01	35	0.05
36	0.23	0.22	36	0.01	36	0.05
37	0.25	0.23	37	0.01	37	0.06
38	0.26	0.25	38	0.01	38	0.06
39	0.28	0.26	39	0.02	39	0.07
40	0.29	0.28	40	0.02	40	0.07
41	0.31	0.30	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR

42	0.33	0.32	42	0.02	42	0.08
43	0.35	0.33	43	0.02	43	0.08
44	0.37	0.35	44	0.02	44	0.09
45	0.38	0.37	45	0.02	45	0.09
46	0.40	0.39	46	0.02	46	0.10
47	0.42	0.41	47	0.02	47	0.10
48	0.44	0.42	48	0.03	48	0.11
49	0.45	0.44	49	0.03	49	0.11
50	0.47	0.46	50	0.03	50	0.11
51	0.49	0.48	51	0.03	51	0.12
52	0.51	0.50	52	0.03	52	0.12
53	0.54	0.52	53	0.03	53	0.13
54	0.57	0.56	54	0.03	54	0.14
55	0.60	0.59	55	0.04	55	0.15
56	0.65	0.63	56	0.04	56	0.16
57	0.69	0.68	57	0.04	57	0.17
58	0.75	0.74	58	0.04	58	0.18
59	0.80	0.79	59	0.05	59	0.20
60	0.86	0.85	60	0.05	60	0.21
61	0.93	0.91	61	0.05	61	0.23
62	0.99	0.98	62	0.06	62	0.24
63	1.05	1.04	63	0.06	63	0.26
64	1.11	1.10	64	0.07	64	0.27
65	1.17	1.16	65	0.07	65	0.29
66	1.22	1.21	66	0.07	66	0.30
67	1.28	1.27	67	0.08	67	0.32
68	1.34	1.32	68	0.08	68	0.33
69	1.39	1.38	69	0.08	69	0.35
70	1.45	1.44	70	0.09	70	0.36
71	1.51	1.49	71	0.09	71	0.37
72	1.56	1.55	72	0.09	72	0.39
73	1.62	1.61	73	0.10	73	0.40
74	1.67	1.66	74	0.10	74	0.42
75	1.73	1.72	75	0.10	75	0.43
76	1.79	1.77	76	0.11	76	0.44
77	1.84	1.83	77	0.11	77	0.46
78	1.90	1.89	78	0.11	78	0.47
79	1.96	1.94	79	0.12	79	0.49
80	2.01	2.00	80	0.12	80	0.50
81	2.07	2.06	81	0.12	81	0.51
82	2.13	2.11	82	0.13	82	0.53
83	2.18	2.17	83	0.13	83	0.54
84	2.24	2.23	84	0.13	84	0.56
85	2.29	2.28	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Monthly Per Unit Charges (Rate Per Thousand)
	WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	0.15	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.41	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

	WRL Xcelerator Exec
Issue Age	Duration 1
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.94	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

	WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec
Issue Age	Duration 1
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

	WRL Xcelerator Exec
Issue Age	Duration 2-8 (Current) / Duration 2+ (Guaranteed)
	Non-Tobacco
	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4

60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix C-2
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator (Base Policy)

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 35, Preferred Elite rate class with an initial specified amount of $250,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	35	250,000	6,403
2	36	258,825	5,796
3	37	267,962	4,916
4	38	277,421	4,453
5	39	287,214	3,333
6	40	297,352	2,816
7	41	307,849	2,266
8	42	318,716	1,103
9	43	329,966	1,193
10	44	341,614	1,301
11	45	353,673	1,421
12	46	366,158	1,552
13	47	379,083	1,689
14	48	392,465	1,830
15	49	406,319	1,978
16	50	420,662	2,134
17	51	435,511	2,301
18	52	450,885	2,482
19	53	466,801	2,678
20	54	483,279	2,892
21	55	500,339	3,128
22	56	500,339	2,383
23	57	500,339	1,828
24	58	500,339	1,278
25	59	500,339	783
26	60	500,339	448
27	61	500,339	185
28	62	500,339	0

The above chart shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	35	250,000	750
2	36	258,825	778
3	37	267,962	808
4	38	277,421	841
5	39	287,214	878
6	40	297,352	917
7	41	307,849	959
8	42	318,716	1,006
9	43	329,966	308
10	44	341,614	336
11	45	353,673	365
12	46	366,158	396
13	47	379,083	429
14	48	392,465	466
15	49	406,319	503
16	50	420,662	542
17	51	435,511	583
18	52	450,885	627
19	53	466,801	677
20	54	483,279	731
21	55	500,339	746
22	56	500,339	676
23	57	500,339	601
24	58	500,339	520
25	59	500,339	433
26	60	500,339	339
27	61	500,339	236
28	62	500,339	123
29	63	500,339	0

The above chart shows the current Base Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase.  The Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix C-2
Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator Focus

The charts below show (for Focus Policies only) the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider.  These are based on a male, issue age 40, Preferred Elite rate class with an initial specified amount of $1,200,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	40	1,200,000	31,632
2	41	1,242,360	24,916
3	42	1,286,215	24,352
4	43	1,331,619	22,243
5	44	1,378,625	16,962
6	45	1,427,290	14,695
7	46	1,477,674	12,373
8	47	1,529,836	6,814
9	48	1,583,839	7,385
10	49	1,639,748	7,981
11	50	1,697,631	8,612
12	51	1,757,558	9,286
13	52	1,819,600	10,014
14	53	1,883,831	10,806
15	54	1,950,331	11,673
16	55	2,019,177	12,622
17	56	2,090,454	13,659
18	57	2,164,247	14,797
19	58	2,240,645	16,044
20	59	2,319,740	17,412
21	60	2,401,627	17,789
22	61	2,401,627	14,146
23	62	2,401,627	10,804
24	63	2,401,627	7,762
25	64	2,401,627	4,762
26	65	2,401,627	2,728
27	66	2,401,627	1,128
28	67	2,401,627	0

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  A Focus Policy and each of the scheduled annual increases (in specified amount) ha ve a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	40	1,200,000	2,592
2	41	1,242,360	2,689
3	42	1,286,215	2,794
4	43	1,331,619	2,908
5	44	1,378,625	3,032
6	45	1,427,290	3,167
7	46	1,477,674	3,312
8	47	1,529,836	3,475
9	48	1,583,839	1,057
10	49	1,639,748	1,149
11	50	1,697,631	1,252
12	51	1,757,558	1,360
13	52	1,819,600	1,475
14	53	1,883,831	1,595
15	54	1,950,331	1,729
16	55	2,019,177	1,863
17	56	2,090,454	2,022
18	57	2,164,247	2,215
19	58	2,240,645	2,428
20	59	2,319,740	2,680
21	60	2,401,627	2,963
22	61	2,401,627	2,708
23	62	2,401,627	2,429
24	63	2,401,627	2,131
25	64	2,401,627	1,798
26	65	2,401,627	1,417
27	66	2,401,627	995
28	67	2,401,627	521
29	68	2,401,627	0

The above chart shows (for Focus Policies only) the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase in specified amount.  A Focus Policy and each of the scheduled annual increases ha ve a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED
BEFORE JANUARY 1, 2009
Appendix D-2
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of  the illustrations that follows is based on a Base Policy for an insured who is a 35 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,425, a $250,000 initial specified amount and death benefit Option A.  Th at illustration  also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The second illustration that follows is based on the same factors as those reflected in the first illustration , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the third illustration that follows on a Focus Policy for an insured who is a 40 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $12,168, a $1,200,000 initial specified amount and death benefit Option A.  The third illustration  also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The fourth illustration that follows is based on the same factors as those reflected in the third illustration , except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the fifth illustration that follows   on an ExecPolicy for an insured who is a 50 year old male in the Preferred Non-Tobacco rate class (the “representative insured”) paying an annual premium of $8,700, paid on the first day of each Policy year for durations 1 through 7, a $450,000 initial specified amount and death benefit Option A.  The fifth illustration  also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The sixth illustration that follows is based on the same factors as those reflected in the fifth illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(4)
T he daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% (annually) after the first 15 Policy years).  We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(5)
E stimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23 % of the portfolios’ gross average daily net assets or an effective expense level of 0. 60 % of the portfolios’ gross average daily net assets for a Focus Policy.   The 1.23 % gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors.  The 0.60 % gross average portfolio expense level for a Focus Policy assumes that premiums are allocated to the limited number of designated subaccounts to which your premium must be allocated during the first Policy year under a Focus Policy in order to qualify for lower monthly per unit charges. We used annualized actual audited expenses incurred during 20 1 0 for the portfolios to calculate the gross average annual expense level; and

(6)
T he premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and monthly deductions for the cost of insurance, the monthly Policy charge, and the monthly per unit charge.

The net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 200 9
WRL XCELERATOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 35
Specified Amount   $250,000                                                                                                  Preferred Elite Class
Annual Premium                                  $2,425                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	250,000	250,000	250,000	1,487	1,603	1,681
2	250,000	250,000	250,000	2,861	3,183	3,406
3	250,000	250,000	250,000	4,189	4,807	5,249
4	250,000	250,000	250,000	5,478	6,482	7,227
5	250,000	250,000	250,000	6,729	8,214	9,351
6	250,000	250,000	250,000	7,945	10,004	11,636
7	250,000	250,000	250,000	9,124	11,853	14,090
8	250,000	250,000	250,000	10,264	13,761	16,726
9	250,000	250,000	250,000	12,106	16,495	20,339
10	250,000	250,000	250,000	13,894	19,322	24,226
15	250,000	250,000	250,000	21,950	34,880	48,503
20	250,000	250,000	250,000	29,542	54,979	86,456
25	250,000	250,000	250,000	35,548	79,425	143,814
30 (Age 65)	250,000	250,000	282,474	39,312	109,083	231,536
35 (Age 70)	250,000	250,000	422,954	39,828	145,353	364,616
40 (Age 75)	250,000	250,000	605,607	35,405	190,779	565,988
45 (Age 80)	250,000	262,970	915,604	22,932	250,448	872,004
50 (Age 85)	*	342,990	1,398,479	*	326,657	1,331,885
55 (Age 90)	*	441,446	2,119,346	*	420,425	2,018,425
60 (Age 95)	*	543,864	3,088,012	*	538,479	3,057,438
65 (Age 100)	*	692,771	4,669,468	*	692,771	4,669,468

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	29,542	54,979	86,456
2	-	-	-	25	35,548	79,425	143,814
3	-	325	768	30 (Age 65)	39,312	109,083	231,536
4	1,636	2,641	3,385	35 (Age 70)	39,828	145,353	364,616
5	4,168	5,653	6,790	40 (Age 75)	35,405	190,779	565,988
6	6,024	8,083	9,715	45 (Age 80)	22,932	250,448	872,004
7	7,844	10,572	12,809	50 (Age 85)	*	326,657	1,331,885
8	10,264	13,761	16,726	55 (Age 90)	*	420,425	2,018,425
9	12,106	16,495	20,339	60 (Age 95)	*	538,479	3,057,438
10	13,894	19,322	24,226	65 (Age 100)	*	692,771	4,669,468
15	21,950	34,880	48,503

* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
           WRL XCELERATOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 35
Specified Amount   $250,000                                                                                                                          Preferred Elite Class
Annual Premium                                  $2,425                                                                                       Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	250,000	250,000	250,000	1,487	1,603	1,681
2	250,000	250,000	250,000	2,778	3,097	3,318
3	250,000	250,000	250,000	4,025	4,632	5,067
4	250,000	250,000	250,000	4,830	5,800	6,520
5	250,000	250,000	250,000	5,588	6,982	8,057
6	250,000	250,000	250,000	6,291	8,173	9,679
7	250,000	250,000	250,000	6,939	9,371	11,390
8	250,000	250,000	250,000	7,530	10,573	13,196
9	250,000	250,000	250,000	8,061	11,776	15,101
10	250,000	250,000	250,000	8,529	12,976	17,109
15	250,000	250,000	250,000	9,744	18,715	28,834
20	250,000	250,000	250,000	8,606	23,671	44,600
25	250,000	250,000	250,000	6,674	29,518	69,183
30 (Age 65)	*	250,000	250,000	*	29,184	101,422
35 (Age 70)	*	250,000	250,000	*	14,475	145,125
40 (Age 75)	*	*	250,000	*	*	211,676
45 (Age 80)	*	*	340,261	*	*	324,058
50 (Age 85)	*	*	510,359	*	*	486,056
55 (Age 90)	*	*	746,239	*	*	710,704
60 (Age 95)	*	*	1,051,876	*	*	1,041,461
65 (Age 100)	*	*	1,577,831	*	*	1,577,831

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	-	-	-	20	8,606	23,671	44,600
2	-	-	-	25	6,674	29,518	69,183
3	-	150	585	30 (Age 65)	*	29,184	101,422
4	989	1,958	2,678	35 (Age 70)	*	14,475	145,125
5	3,027	4,421	5,496	40 (Age 75)	*	*	211,676
6	4,371	6,252	7,758	45 (Age 80)	*	*	324,058
7	5,659	8,090	10,109	50 (Age 85)	*	*	486,056
8	7,530	10,573	13,196	55 (Age 90)	*	*	710,704
9	8,061	11,776	15,101	60 (Age 95)	*	*	1,041,461
10	8,529	12,976	17,109	65 (Age 100)	*	*	1,577,831
15	9,744	18,715	28,834
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR FOCUS
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $1,200,000                                                                                                  Preferred Elite Class
Annual Premium                                  $12,168                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	1,200,000	1,200,000	1,200,000	9,064	9,699	10,123
2	1,200,000	1,200,000	1,200,000	17,564	19,382	20,638
3	1,200,000	1,200,000	1,200,000	25,809	29,372	31,917
4	1,200,000	1,200,000	1,200,000	33,851	39,733	44,077
5	1,200,000	1,200,000	1,200,000	41,700	50,489	57,203
6	1,200,000	1,200,000	1,200,000	49,368	61,672	71,391
7	1,200,000	1,200,000	1,200,000	56,846	73,290	86,722
8	1,200,000	1,200,000	1,200,000	64,142	85,368	103,303
9	1,200,000	1,200,000	1,200,000	73,814	100,570	123,939
10	1,200,000	1,200,000	1,200,000	83,242	116,370	146,258
15	1,200,000	1,200,000	1,200,000	126,065	204,675	288,101
20	1,200,000	1,200,000	1,200,000	166,703	321,531	516,069
25	1,200,000	1,200,000	1,200,000	198,405	467,965	872,575
30 (Age 70)	1,200,000	1,200,000	1,664,878	217,005	652,936	1,435,240
35 (Age 75)	1,200,000	1,200,000	2,475,072	215,740	891,804	2,313,151
40 (Age 80)	1,200,000	1,274,250	3,870,672	182,648	1,213,571	3,686,354
45 (Age 85)	1,200,000	1,718,299	6,105,834	95,708	1,636,475	5,815,080
50 (Age 90)	*	2,284,114	9,551,613	*	2,175,347	9,096,774
55 (Age 95)	*	2,902,882	14,353,650	*	2,874,141	14,211,534
60 (Age 100)	*	3,807,360	22,347,665	*	3,807,360	22,347,665

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	-	-	-	20	166,703	321,531	516,069
2	-	-	-	25	198,405	467,965	872,575
3	3,667	7,230	9,775	30 (Age 70)	217,005	652,936	1,435,240
4	14,872	20,754	25,098	35 (Age 75)	215,740	891,804	2,313,151
5	29,047	37,837	44,550	40 (Age 80)	182,648	1,213,571	3,686,354
6	39,878	52,182	61,901	45 (Age 85)	95,708	1,636,475	5,815,080
7	50,520	66,963	80,396	50 (Age 90)	*	2,175,347	9,096,774
8	64,142	85,368	103,303	55 (Age 95)	*	2,874,141	14,211,534
9	73,814	100,570	123,939	60 (Age 100)	*	3,807,360	22,347,665
10	83,242	116,370	146,258
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR FOCUS
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $1,200,000                                                                                                     Preferred Elite Class
Annual Premium                                     $12,168                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	1,200,000	1,200,000	1,200,000	8,621	9,230	9,638
2	1,200,000	1,200,000	1,200,000	17,043	18,805	20,023
3	1,200,000	1,200,000	1,200,000	25,212	28,683	31,162
4	1,200,000	1,200,000	1,200,000	30,337	36,003	40,194
5	1,200,000	1,200,000	1,200,000	35,143	43,414	49,759
6	1,200,000	1,200,000	1,200,000	39,600	50,888	59,875
7	1,200,000	1,200,000	1,200,000	43,691	58,409	70,573
8	1,200,000	1,200,000	1,200,000	47,400	65,960	81,888
9	1,200,000	1,200,000	1,200,000	50,698	73,514	93,849
10	1,200,000	1,200,000	1,200,000	53,556	81,041	106,488
15	1,200,000	1,200,000	1,200,000	59,119	115,975	180,172
20	1,200,000	1,200,000	1,200,000	44,340	141,467	278,208
25	1,200,000	1,200,000	1,200,000	4,905	152,341	419,849
30 (Age 70)	*	1,200,000	1,200,000	*	99,367	609,023
35 (Age 75)	*	*	1,200,000	*	*	889,348
40 (Age 80)	*	*	1,456,633	*	*	1,387,269
45 (Age 85)	*	*	2,263,847	*	*	2,156,045
50 (Age 90)	*	*	3,419,835	*	*	3,256,985
55 (Age 95)	*	*	4,972,097	*	*	4,922,869
60 (Age 100)	*	*	7,685,340	*	*	7,685,340

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)	End of Policy Year	0% (Gross) -0.60% (Net)	6% (Gross) 5.40% (Net)	10% (Gross) 9.40% (Net)
1	-	-	-	20	44,340	141,467	278,208
2	-	-	-	25	4,905	152,341	419,849
3	3,069	6,540	9,019	30 (Age 70)	*	99,367	609,023
4	11,358	17,024	21,214	35 (Age 75)	*	*	889,348
5	22,490	30,761	37,107	40 (Age 80)	*	*	1,387,269
6	30,110	41,398	50,386	45 (Age 85)	*	*	2,156,045
7	37,365	52,082	64,246	50 (Age 90)	*	*	3,256,985
8	47,400	65,960	81,888	55 (Age 95)	*	*	4,922,869
9	50,698	73,514	93,849	60 (Age 100)	*	*	7,685,340
10	53,556	81,041	106,488
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009
WRL XCELERATOR EXEC
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 50
Specified Amount   $450,000                                                                                                  Preferred Non-Tobacco Class
Annual Premium                                  $8,700 for 7 yrs                                                                             Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	450,000	450,000	450,000	6,704	7,167	7,476
2	450,000	450,000	450,000	11,888	13,182	14,077
3	450,000	450,000	450,000	16,864	19,332	21,099
4	450,000	450,000	450,000	21,647	25,634	28,590
5	450,000	450,000	450,000	26,218	32,072	36,565
6	450,000	450,000	450,000	30,576	38,649	45,062
7	450,000	450,000	450,000	34,728	45,375	54,130
8	450,000	450,000	450,000	30,382	43,455	54,678
9	450,000	450,000	450,000	28,329	43,749	57,623
10	450,000	450,000	450,000	26,109	43,858	60,619
15	450,000	450,000	450,000	12,639	41,412	76,749
20	*	450,000	450,000	*	33,340	98,479
25	*	450,000	450,000	*	10,256	122,009
30 (Age 80)	*	*	450,000	*	*	136,958
35 (Age 85)	*	*	450,000	*	*	134,242
40 (Age 90)	*	*	450,000	*	*	85,796
45 (Age 95)	*	*	*	*	*	*
50 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	6,704	7,167	7,476	10	26,109	43,858	60,619
2	11,888	13,182	14,077	15	12,639	41,412	76,749
3	16,864	19,332	21,099	20	*	33,340	98,479
4	21,647	25,634	28,590	25	*	10,256	122,009
5	26,218	32,072	36,565	30 (Age 80)	*	*	136,958
6	30,576	38,649	45,062	35 (Age 85)	*	*	134,242
7	34,728	45,375	54,130	40 (Age 90)	*	*	85,796
8	30,382	43,455	54,678	45 (Age 95)	*	*	*
9	28,329	43,749	57,623	50 (Age 100)	*	*	*
*In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR EXEC
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 50
Specified Amount   $450,000                                                                                                  Preferred Non-Tobacco Class
Annual Premium                                  $8,700 for 7 yrs                                                                             Option Type A
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	450,000	450,000	450,000	6,704	7,167	7,476
2	450,000	450,000	450,000	8,944	10,147	10,983
3	450,000	450,000	450,000	10,851	12,957	14,480
4	450,000	450,000	450,000	12,388	15,547	17,927
5	450,000	450,000	450,000	13,526	17,875	21,288
6	450,000	450,000	450,000	14,241	19,900	24,530
7	450,000	450,000	450,000	14,511	21,584	27,621
8	450,000	450,000	450,000	5,932	13,991	21,291
9	*	450,000	450,000	*	5,466	13,838
10	*	*	450,000	*	*	5,089
15	*	*	*	*	*	*
20	*	*	*	*	*	*
25	*	*	*	*	*	*
30 (Age 80)	*	*	*	*	*	*
35 (Age 85)	*	*	*	*	*	*
40 (Age 90)	*	*	*	*	*	*
45 (Age 95)	*	*	*	*	*	*
50 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)	End of Policy Year	0% (Gross) -1.23% (Net)	6% (Gross) 4.77% (Net)	10% (Gross) 8.77% (Net)
1	6,704	7,167	7,476	10	*	*	5,089
2	8,944	10,147	10,983	15	*	*	*
3	10,851	12,957	14,480	20	*	*	*
4	12,388	15,547	17,927	25	*	*	*
5	13,526	17,875	21,288	30 (Age 80)	*	*	*
6	14,241	19,900	24,530	35 (Age 85)	*	*	*
7	14,511	21,584	27,621	40 (Age 90)	*	*	*
8	5,932	13,991	21,291	45 (Age 95)	*	*	*
9	*	5,466	13,838	50 (Age 100)	*	*	*
           * In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile: 1-727-299-1620 (for subaccount transfers – 1-727-299-1648)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-107705/811-4420

05/201 1

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 1

WRL XCELERATORSM
WRL XCELERATOR FOCUSSM
WRL XCELERATOR EXECSM

issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
Claim Forms	Administrative Office : P.O. Box 9008, Clearwater, FL 33758-9008 (street address—570 Carillon Parkway, St. Petersburg, FL 33716)
All payments made by check, all other correspondence and notices (except claim forms)	Mailing Address : 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL XceleratorSM, WRL Xcelerator FocusSM, and WRL Xcelerator ExecSM , each a flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 201 1 , by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products  – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AGO9701-05/201 1

    In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the owner in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No registered representative may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

S hares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies (or our affiliates) issue . Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.   It is possible  in the future that you may become disadvantage d when the separate account invests in a portfolio that also 1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

  Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

2

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit.  The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

3

    The “guideline premium” tax test limits the dollar amount of payments you may make under a Policy.  There are no such legal limits on the amount of premium payments under the “cash value accumulation” tax test, although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age.  Under the cash value accumulation test the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

4

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, TCI, serves as principal underwriter for the Policies.   TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI .  Sales representatives are appointed as our insurance agents.

During fiscal year s 2010, 2009 and 2008, the amounts paid to TCI in connection with all Policies sold through the separate account were $20,084,068, $22,399,793 and $47,040,038, respectively. TCI passe s through to selling firms commissions it receives to selling firms for their sales, and d oes not retain any portion of any commissions .    Our parent company provides paid-in capital to TCI  and pays for TCI’s  operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or TFA may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other  expenses incurred by them.   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

5

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 20 1 0 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 20 1 0 and 200 9 , and for each of the three years in the period ended December 31, 20 1 0, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein,  Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount,   and underwriting class . We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test.   We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

6

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 2010, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

7

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
of the WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the Separate Account) (comprised of the Transamerica JPMorgan Core Bond VP, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica MFS International Equity VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Federated Market Opportunity VP, Transamerica International Moderate Growth VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica JPMorgan Enhanced Index VP, Transamerica BlackRock Large Cap Value VP, Transamerica AEGON High Yield Bond VP, Transamerica PIMCO Total Return VP, Transamerica Focus VP, Transamerica T. Rowe Price Small Cap VP, Transamerica Diversified Equity, Transamerica Third Avenue Value VP, Transamerica Balanced VP, Transamerica AllianceBernstein Dynamic Allocation VP, Transamerica WMC Diversified Growth VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Small/MidCap Value VP, Transamerica U.S. Government Securities VP, Transamerica Morgan Stanley Mid-Cap Growth VP, Transamerica Index 50 VP, Transamerica Index 75 VP, Transamerica Efficient Markets VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth & Income VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Managed Income VP, Transamerica Multi Managed Large Cap Core VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Jennison Growth VP, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small-Cap, ProFund VP Small-Cap, Access VP High Yield, ProFund VP Europe 30, ProFund VP Oil & Gas, ProFund VP Ultra Small-Cap, ProFund VP Utilities, ProFund VP Consumer Services, ProFund VP Pharmaceuticals, ProFund VP Small-Cap Value, ProFund VP Falling U.S. Dollar, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Asia 30, ProFund VP Japan, ProFund VP Short NASDAQ-100, ProFund VP U.S. Government Plus, ProFund VP Basic Materials, ProFund VP Financials, ProFund VP Precious Metals, ProFund VP Telecommunications, ProFund VP Mid-Cap, ProFund VP Short Emerging Markets, ProFund VP Short International, Franklin Templeton VIP Founding Funds Allocation, and AllianceBernstein Balanced Wealth Strategy Portfolio subaccounts) as of December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2010, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa
April 18, 2011

S-2

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,357,400.690	4,334,290.831	30,623,864.336	28,431,442.468
Cost	$ 52,801,822	$ 41,282,466	$ 313,744,731	$ 318,697,761
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 54,990,397	$ 44,599,853	$ 266,427,620	$ 300,804,661
Receivable for units sold	-	21	-	-
Total assets	54,990,397	44,599,874	266,427,620	300,804,661
Liabilities
Payable for units redeemed	-	-	342	-
	$ 54,990,397	$ 44,599,874	$ 266,427,278	$ 300,804,661
Net Assets:
Deferred annuity contracts
terminable by owners	$ 54,990,397	$ 44,599,874	$ 266,427,278	$ 300,804,661
Total net assets	$ 54,990,397	$ 44,599,874	$ 266,427,278	$ 300,804,661

Accumulation units outstanding:
M&E - 0.90%	1,267,689	2,671,136	13,174,874	14,562,166
M&E - 0.75%	221,209	319,239	5,337,616	5,512,897
M&E - 0.00%	2,973	9,777	102,287	120,995
M&E - 1.50%	6,027	4,657	94,691	56,023

Accumulation unit value:
M&E - 0.90%	$ 40.801716	$ 14.933358	$ 14.220420	$ 14.913463
M&E - 0.75%	$ 14.263144	$ 14.239866	$ 14.443704	$ 14.826103
M&E - 0.00%	$ 13.485759	$ 11.680909	$ 10.130455	$ 10.843925
M&E - 1.50%	$ 11.826668	$ 10.890181	$ 9.967937	$ 10.451190
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	8,765,509.191	6,315,832.035	4,004,431.262	5,090,548.111
Cost	$ 93,254,319	$ 51,004,907	$ 62,577,875	$ 73,151,276
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 91,599,571	$ 44,273,983	$ 45,250,073	$ 59,508,507
Receivable for units sold	854	-	-	-
Total assets	91,600,425	44,273,983	45,250,073	59,508,507
Liabilities
Payable for units redeemed	-	108	409	16
	$ 91,600,425	$ 44,273,875	$ 45,249,664	$ 59,508,491
Net Assets:
Deferred annuity contracts
terminable by owners	$ 91,600,425	$ 44,273,875	$ 45,249,664	$ 59,508,491
Total net assets	$ 91,600,425	$ 44,273,875	$ 45,249,664	$ 59,508,491

Accumulation units outstanding:
M&E - 0.90%	4,793,772	3,093,519	1,566,134	1,741,454
M&E - 0.75%	1,262,605	50,854	210,991	394,612
M&E - 0.00%	23,460	4,404	7,412	2,270
M&E - 1.50%	13,108	3,562	8,210	4,229

Accumulation unit value:
M&E - 0.90%	$ 15.142828	$ 14.132434	$ 26.317191	$ 31.441152
M&E - 0.75%	$ 14.730540	$ 9.373539	$ 18.414956	$ 11.895347
M&E - 0.00%	$ 11.486617	$ 9.562341	$ 8.956515	$ 10.026168
M&E - 1.50%	$ 10.743590	$ 10.146362	$ 9.944816	$ 9.072599
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,187,426.843	593,108.600	172,022.200	4,261,494.588
Cost	$ 10,667,374	$ 7,894,710	$ 1,958,415	$ 63,191,390
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 10,841,207	$ 7,977,311	$ 2,022,981	$ 58,169,401
Receivable for units sold	18	1	4	1
Total assets	10,841,225	7,977,312	2,022,985	58,169,402
Liabilities
Payable for units redeemed	-	-	-	-
	$ 10,841,225	$ 7,977,312	$ 2,022,985	$ 58,169,402
Net Assets:
Deferred annuity contracts
terminable by owners	$ 10,841,225	$ 7,977,312	$ 2,022,985	$ 58,169,402
Total net assets	$ 10,841,225	$ 7,977,312	$ 2,022,985	$ 58,169,402

Accumulation units outstanding:
M&E - 0.90%	654,899	441,730	131,027	2,439,928
M&E - 0.75%	392,651	1,892	28,260	226,898
M&E - 0.00%	16,833	-	26	9,887
M&E - 1.50%	21,749	-	-	4,059

Accumulation unit value:
M&E - 0.90%	$ 9.951938	$ 17.994494	$ 12.609119	$ 22.443425
M&E - 0.75%	$ 10.021311	$ 15.121606	$ 13.113574	$ 14.468586
M&E - 0.00%	$ 10.451223	$ -	$ 10.115638	$ 9.012661
M&E - 1.50%	$ 9.788806	$ -	$ 10.483723	$ 9.129667
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica AEGON High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,407,107.553	2,649,036.101	2,696,199.369	2,958,038.645
Cost	$ 18,873,335	$ 30,182,592	$ 32,241,666	$ 23,128,610
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 18,462,515	$ 30,675,838	$ 31,572,495	$ 27,953,465
Receivable for units sold	-	-	-	209
Total assets	18,462,515	30,675,838	31,572,495	27,953,674
Liabilities
Payable for units redeemed	5	-	936	-
	$ 18,462,510	$ 30,675,838	$ 31,571,559	$ 27,953,674
Net Assets:
Deferred annuity contracts
terminable by owners	$ 18,462,510	$ 30,675,838	$ 31,571,559	$ 27,953,674
Total net assets	$ 18,462,510	$ 30,675,838	$ 31,571,559	$ 27,953,674

Accumulation units outstanding:
M&E - 0.90%	966,021	1,799,857	1,819,525	1,560,737
M&E - 0.75%	188,165	234,502	64,806	229,383
M&E - 0.00%	3,588	7,071	4,002	3,746
M&E - 1.50%	4,851	3,344	432	1,760

Accumulation unit value:
M&E - 0.90%	$ 16.013764	$ 15.130336	$ 16.817580	$ 15.491636
M&E - 0.75%	$ 15.343954	$ 14.117442	$ 14.237118	$ 16.147516
M&E - 0.00%	$ 12.982461	$ 13.233177	$ 10.987536	$ 13.245498
M&E - 1.50%	$ 12.182474	$ 11.740749	$ 11.379777	$ 12.341400
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	10,699,169.341	6,210,415.228	9,054,610.058	417,384.749
Cost	$ 238,685,330	$ 94,181,237	$ 100,097,089	$ 3,627,216
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 216,230,212	$ 74,462,879	$ 114,812,456	$ 3,384,990
Receivable for units sold	-	-	-	97
Total assets	216,230,212	74,462,879	114,812,456	3,385,087
Liabilities
Payable for units redeemed	820	27	17	-
	$ 216,229,392	$ 74,462,852	$ 114,812,439	$ 3,385,087
Net Assets:
Deferred annuity contracts
terminable by owners	$ 216,229,392	$ 74,462,852	$ 114,812,439	$ 3,385,087
Total net assets	$ 216,229,392	$ 74,462,852	$ 114,812,439	$ 3,385,087

Accumulation units outstanding:
M&E - 0.90%	7,610,727	2,619,049	7,183,160	209,836
M&E - 0.75%	370,286	276,783	94,640	17,283
M&E - 0.00%	18,092	21,719	6,579	1,038
M&E - 1.50%	8,155	8,108	1,214	247

Accumulation unit value:
M&E - 0.90%	$ 27.709441	$ 26.640440	$ 15.765975	$ 14.941095
M&E - 0.75%	$ 13.714278	$ 15.894578	$ 15.516557	$ 13.659312
M&E - 0.00%	$ 10.142600	$ 9.642694	$ 12.238425	$ 11.040270
M&E - 1.50%	$ 9.649885	$ 10.047920	$ 11.465585	$ 9.613727
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	27,217,699.174	4,277,852.160	55,702,981.710	1,730,825.505
Cost	$ 680,017,503	$ 58,565,288	$ 55,702,982	$ 29,511,081
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 611,309,523	$ 61,258,843	$ 55,702,982	$ 36,122,328
Receivable for units sold	-	-	331	-
Total assets	611,309,523	61,258,843	55,703,313	36,122,328
Liabilities
Payable for units redeemed	21	42	-	5
	$ 611,309,502	$ 61,258,801	$ 55,703,313	$ 36,122,323
Net Assets:
Deferred annuity contracts
terminable by owners	$ 611,309,502	$ 61,258,801	$ 55,703,313	$ 36,122,323
Total net assets	$ 611,309,502	$ 61,258,801	$ 55,703,313	$ 36,122,323

Accumulation units outstanding:
M&E - 0.90%	41,382,661	3,087,879	2,409,589	1,469,355
M&E - 0.75%	470,230	196,160	452,997	317,081
M&E - 0.00%	9,543	2,739	13,247	6,338
M&E - 1.50%	9,080	2,501	3,975	16,246

Accumulation unit value:
M&E - 0.90%	$ 14.609215	$ 18.599507	$ 20.951152	$ 20.035690
M&E - 0.75%	$ 13.954017	$ 19.148249	$ 11.119634	$ 20.234037
M&E - 0.00%	$ 9.733001	$ 13.842380	$ 10.852231	$ 14.356106
M&E - 1.50%	$ 9.562861	$ 12.685780	$ 9.740774	$ 10.832412
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	940,910.278	10,827,686.586	22,667.204	126,857.778
Cost	$ 12,017,581	$ 257,271,805	$ 229,933	$ 1,120,222
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 11,996,606	$ 315,951,895	$ 237,099	$ 1,263,503
Receivable for units sold	75	-	-	4
Total assets	11,996,681	315,951,895	237,099	1,263,507
Liabilities
Payable for units redeemed	-	4	-	-
	$ 11,996,681	$ 315,951,891	$ 237,099	$ 1,263,507
Net Assets:
Deferred annuity contracts
terminable by owners	$ 11,996,681	$ 315,951,891	$ 237,099	$ 1,263,507
Total net assets	$ 11,996,681	$ 315,951,891	$ 237,099	$ 1,263,507

Accumulation units outstanding:
M&E - 0.90%	717,048	5,851,284	17,212	99,331
M&E - 0.75%	163,484	248,493	3,872	26,673
M&E - 0.00%	7,676	6,098	969	192
M&E - 1.50%	865	5,789	527	184

Accumulation unit value:
M&E - 0.90%	$ 13.618051	$ 53.240320	$ 10.471993	$ 9.987900
M&E - 0.75%	$ 13.006631	$ 17.158073	$ 10.513637	$ 10.027627
M&E - 0.00%	$ 12.494600	$ 14.729391	$ 10.725383	$ 10.229644
M&E - 1.50%	$ 11.083135	$ 12.812519	$ 10.947179	$ 10.667079
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	25,540.711	972,428.905	863,636.203	1,262,664.811
Cost	$ 320,193	$ 10,594,543	$ 9,348,047	$ 13,653,273
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 344,544	$ 10,667,545	$ 9,594,998	$ 14,255,486
Receivable for units sold	1	-	-	1
Total assets	344,545	10,667,545	9,594,998	14,255,487
Liabilities
Payable for units redeemed	-	5	1	-
	$ 344,545	$ 10,667,540	$ 9,594,997	$ 14,255,487
Net Assets:
Deferred annuity contracts
terminable by owners	$ 344,545	$ 10,667,540	$ 9,594,997	$ 14,255,487
Total net assets	$ 344,545	$ 10,667,540	$ 9,594,997	$ 14,255,487

Accumulation units outstanding:
M&E - 0.90%	17,568	769,426	561,536	796,461
M&E - 0.75%	6,515	195,412	297,722	444,942
M&E - 0.00%	502	8,672	2,331	1,738
M&E - 1.50%	837	7,980	5,838	17,533

Accumulation unit value:
M&E - 0.90%	$ 13.545563	$ 10.862756	$ 11.052295	$ 11.299234
M&E - 0.75%	$ 13.579197	$ 10.889768	$ 11.079765	$ 11.327317
M&E - 0.00%	$ 13.749328	$ 11.026315	$ 11.218687	$ 11.469334
M&E - 1.50%	$ 13.412374	$ 10.755873	$ 10.943541	$ 11.188060
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,556,049.264	164,951.853	1,450,194.200	217,399.474
Cost	$ 27,921,805	$ 2,091,569	$ 15,230,953	$ 2,156,977
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 28,321,026	$ 2,560,053	$ 16,285,681	$ 2,063,121
Receivable for units sold	76	433	7	-
Total assets	28,321,102	2,560,486	16,285,688	2,063,121
Liabilities
Payable for units redeemed	-	-	-	1
	$ 28,321,102	$ 2,560,486	$ 16,285,688	$ 2,063,120
Net Assets:
Deferred annuity contracts
terminable by owners	$ 28,321,102	$ 2,560,486	$ 16,285,688	$ 2,063,120
Total net assets	$ 28,321,102	$ 2,560,486	$ 16,285,688	$ 2,063,120

Accumulation units outstanding:
M&E - 0.90%	1,621,132	147,958	870,816	152,240
M&E - 0.75%	926,008	14,499	565,364	66,695
M&E - 0.00%	879	1,482	1,866	285
M&E - 1.50%	32,132	346	15,097	606

Accumulation unit value:
M&E - 0.90%	$ 10.968039	$ 15.580376	$ 11.198319	$ 9.378940
M&E - 0.75%	$ 10.995277	$ 15.619083	$ 11.223325	$ 9.399918
M&E - 0.00%	$ 11.133190	$ 15.815004	$ 11.349811	$ 9.505947
M&E - 1.50%	$ 10.860099	$ 15.427028	$ 11.099171	$ 9.295837
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,494,740.548	904,112.819	1,341,627.334	754,394.297
Cost	$ 15,978,448	$ 9,079,345	$ 9,874,727	$ 19,098,908
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 17,249,306	$ 9,619,760	$ 10,598,856	$ 17,720,722
Receivable for units sold	-	2	-	124
Total assets	17,249,306	9,619,762	10,598,856	17,720,846
Liabilities
Payable for units redeemed	8	-	5	-
	$ 17,249,298	$ 9,619,762	$ 10,598,851	$ 17,720,846
Net Assets:
Deferred annuity contracts
terminable by owners	$ 17,249,298	$ 9,619,762	$ 10,598,851	$ 17,720,846
Total net assets	$ 17,249,298	$ 9,619,762	$ 10,598,851	$ 17,720,846

Accumulation units outstanding:
M&E - 0.90%	898,332	524,811	915,618	1,277,562
M&E - 0.75%	591,805	379,439	66,008	-
M&E - 0.00%	1,237	2,180	1,688	-
M&E - 1.50%	8,840	4,728	252	-

Accumulation unit value:
M&E - 0.90%	$ 11.488245	$ 10.548065	$ 10.775127	$ 13.870829
M&E - 0.75%	$ 11.513904	$ 10.571639	$ 10.785897	$ -
M&E - 0.00%	$ 11.643684	$ 10.690813	$ 10.840103	$ -
M&E - 1.50%	$ 11.386512	$ 10.454647	$ 10.732349	$ -
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	437,564.337	207,205.124	71,727.519	334,886.066
Cost	$ 9,859,775	$ 3,350,933	$ 8,448,611	$ 7,671,037
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 8,204,331	$ 3,684,107	$ 9,418,541	$ 8,807,504
Receivable for units sold	301	-	-	-
Total assets	8,204,632	3,684,107	9,418,541	8,807,504
Liabilities
Payable for units redeemed	-	194	2	318
	$ 8,204,632	$ 3,683,913	$ 9,418,539	$ 8,807,186
Net Assets:
Deferred annuity contracts
terminable by owners	$ 8,204,632	$ 3,683,913	$ 9,418,539	$ 8,807,186
Total net assets	$ 8,204,632	$ 3,683,913	$ 9,418,539	$ 8,807,186

Accumulation units outstanding:
M&E - 0.90%	656,922	451,620	346,258	608,072
M&E - 0.75%	-	-	405,622	271,393
M&E - 0.00%	-	-	4,630	24
M&E - 1.50%	-	-	745	1,005

Accumulation unit value:
M&E - 0.90%	$ 12.489513	$ 8.157107	$ 12.022936	$ 9.981954
M&E - 0.75%	$ -	$ -	$ 12.825188	$ 10.049777
M&E - 0.00%	$ -	$ -	$ 9.891483	$ 9.314134
M&E - 1.50%	$ -	$ -	$ 10.108425	$ 9.733080
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	13,069,723.690	195,521.193	158,920.449	45,506.399
Cost	$ 13,069,724	$ 3,385,434	$ 1,497,393	$ 1,177,856
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 13,069,724	$ 3,763,783	$ 1,346,056	$ 1,271,449
Receivable for units sold	-	97	-	4
Total assets	13,069,724	3,763,880	1,346,056	1,271,453
Liabilities
Payable for units redeemed	1	-	198	-
	$ 13,069,723	$ 3,763,880	$ 1,345,858	$ 1,271,453
Net Assets:
Deferred annuity contracts
terminable by owners	$ 13,069,723	$ 3,763,880	$ 1,345,858	$ 1,271,453
Total net assets	$ 13,069,723	$ 3,763,880	$ 1,345,858	$ 1,271,453

Accumulation units outstanding:
M&E - 0.90%	1,035,612	240,634	228,584	93,205
M&E - 0.75%	218,963	36,245	23,701	22,364
M&E - 0.00%	12,775	2,912	50	1,057
M&E - 1.50%	1,972	1,007	1,619	1,180

Accumulation unit value:
M&E - 0.90%	$ 10.282976	$ 13.410639	$ 5.297199	$ 10.780650
M&E - 0.75%	$ 10.352643	$ 13.501733	$ 5.333190	$ 10.853899
M&E - 0.00%	$ 10.540551	$ 12.323946	$ 6.119371	$ 10.175417
M&E - 1.50%	$ 9.656691	$ 11.491614	$ 5.126884	$ 11.153660
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	76,300.417	13,356.497	114,674.783	422,704.189
Cost	$ 1,905,400	$ 262,866	$ 4,619,629	$ 5,476,087
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 2,027,302	$ 284,093	$ 5,331,231	$ 6,826,673
Receivable for units sold	158	10	852	-
Total assets	2,027,460	284,103	5,332,083	6,826,673
Liabilities
Payable for units redeemed	-	-	-	26
	$ 2,027,460	$ 284,103	$ 5,332,083	$ 6,826,647
Net Assets:
Deferred annuity contracts
terminable by owners	$ 2,027,460	$ 284,103	$ 5,332,083	$ 6,826,647
Total net assets	$ 2,027,460	$ 284,103	$ 5,332,083	$ 6,826,647

Accumulation units outstanding:
M&E - 0.90%	134,182	27,974	535,947	600,320
M&E - 0.75%	17,905	6,831	87,666	217,828
M&E - 0.00%	674	405	1,749	805
M&E - 1.50%	370	206	2,895	10,655

Accumulation unit value:
M&E - 0.90%	$ 13.232887	$ 8.011662	$ 8.484823	$ 8.204820
M&E - 0.75%	$ 13.288892	$ 8.045648	$ 8.520813	$ 8.239676
M&E - 0.00%	$ 13.573803	$ 8.218422	$ 8.703759	$ 8.416896
M&E - 1.50%	$ 12.879878	$ 8.220961	$ 7.757800	$ 9.340285
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	49,719.001	25,504.069	28,239.273	19,116.394
Cost	$ 1,351,056	$ 768,842	$ 607,828	$ 445,595
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,410,031	$ 816,385	$ 623,806	$ 521,878
Receivable for units sold	9	1	4	6
Total assets	1,410,040	816,386	623,810	521,884
Liabilities
Payable for units redeemed	-	-	-	-
	$ 1,410,040	$ 816,386	$ 623,810	$ 521,884
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,410,040	$ 816,386	$ 623,810	$ 521,884
Total net assets	$ 1,410,040	$ 816,386	$ 623,810	$ 521,884

Accumulation units outstanding:
M&E - 0.90%	110,632	52,238	52,949	41,166
M&E - 0.75%	49,594	21,772	8,903	4,677
M&E - 0.00%	1,442	-	690	4,022
M&E - 1.50%	1,725	37	112	60

Accumulation unit value:
M&E - 0.90%	$ 8.621316	$ 11.011015	$ 9.946639	$ 10.426440
M&E - 0.75%	$ 8.657830	$ 11.057672	$ 9.988791	$ 10.470641
M&E - 0.00%	$ 8.843611	$ 11.295002	$ 10.203113	$ 10.695509
M&E - 1.50%	$ 8.183713	$ 12.142554	$ 10.483939	$ 11.238451
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Falling U.S. Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	17,159.905	626,460.032	355,820.300	100,794.457
Cost	$ 507,803	$ 17,817,540	$ 7,403,252	$ 5,487,536
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 503,986	$ 19,013,062	$ 7,742,650	$ 6,160,557
Receivable for units sold	244	330	44	94
Total assets	504,230	19,013,392	7,742,694	6,160,651
Liabilities
Payable for units redeemed	-	-	-	-
	$ 504,230	$ 19,013,392	$ 7,742,694	$ 6,160,651
Net Assets:
Deferred annuity contracts
terminable by owners	$ 504,230	$ 19,013,392	$ 7,742,694	$ 6,160,651
Total net assets	$ 504,230	$ 19,013,392	$ 7,742,694	$ 6,160,651

Accumulation units outstanding:
M&E - 0.90%	41,441	1,635,691	708,607	559,115
M&E - 0.75%	14,451	503,226	267,416	82,543
M&E - 0.00%	44	12,950	178	1,764
M&E - 1.50%	177	5,426	829	3,172

Accumulation unit value:
M&E - 0.90%	$ 8.976807	$ 8.801091	$ 7.915055	$ 9.514688
M&E - 0.75%	$ 9.014846	$ 8.838374	$ 7.948611	$ 9.555064
M&E - 0.00%	$ 9.208323	$ 9.028196	$ 8.119284	$ 9.760190
M&E - 1.50%	$ 8.706261	$ 9.749570	$ 8.441846	$ 11.007732
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	24,939.590	61,511.307	168,118.085	156,825.547
Cost	$ 316,152	$ 670,515	$ 3,585,290	$ 6,868,366
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 317,481	$ 581,282	$ 3,296,796	$ 8,181,589
Receivable for units sold	2	72	255	48
Total assets	317,483	581,354	3,297,051	8,181,637
Liabilities
Payable for units redeemed	-	-	-	-
	$ 317,483	$ 581,354	$ 3,297,051	$ 8,181,637
Net Assets:
Deferred annuity contracts
terminable by owners	$ 317,483	$ 581,354	$ 3,297,051	$ 8,181,637
Total net assets	$ 317,483	$ 581,354	$ 3,297,051	$ 8,181,637

Accumulation units outstanding:
M&E - 0.90%	44,001	90,569	261,946	668,630
M&E - 0.75%	4,147	8,633	37,876	170,023
M&E - 0.00%	25	-	75	1,513
M&E - 1.50%	70	591	1,565	2,657

Accumulation unit value:
M&E - 0.90%	$ 6.578325	$ 5.822893	$ 10.932154	$ 9.698557
M&E - 0.75%	$ 6.606213	$ 5.847570	$ 10.978423	$ 9.739699
M&E - 0.00%	$ 6.748067	$ 5.973129	$ 11.213825	$ 9.948914
M&E - 1.50%	$ 6.713699	$ 5.913237	$ 10.703545	$ 9.733837
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	100,141.663	199,734.989	49,842.070	99,065.839
Cost	$ 1,811,577	$ 9,062,503	$ 341,967	$ 2,384,784
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 1,983,806	$ 11,151,204	$ 376,806	$ 2,750,068
Receivable for units sold	22	342	89	19
Total assets	1,983,828	11,151,546	376,895	2,750,087
Liabilities
Payable for units redeemed	-	-	-	-
	$ 1,983,828	$ 11,151,546	$ 376,895	$ 2,750,087
Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,983,828	$ 11,151,546	$ 376,895	$ 2,750,087
Total net assets	$ 1,983,828	$ 11,151,546	$ 376,895	$ 2,750,087

Accumulation units outstanding:
M&E - 0.90%	219,742	883,621	33,958	206,629
M&E - 0.75%	77,493	160,489	5,321	53,437
M&E - 0.00%	394	5,967	14	1,453
M&E - 1.50%	188	12,383	659	1,196

Accumulation unit value:
M&E - 0.90%	$ 6.652541	$ 10.480043	$ 9.420419	$ 10.455891
M&E - 0.75%	$ 6.680791	$ 10.524502	$ 9.460310	$ 10.500215
M&E - 0.00%	$ 6.824549	$ 10.750709	$ 9.663252	$ 10.725662
M&E - 1.50%	$ 8.434194	$ 11.138926	$ 9.907565	$ 10.802430
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2010

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	26,010.626	29,659.588	59,174.622	53,519.142
Cost	$ 397,845	$ 725,437	$ 436,228	$ 562,891
Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 351,404	$ 609,505	$ 456,236	$ 609,048
Receivable for units sold	111	1,110	-	-
Total assets	351,515	610,615	456,236	609,048
Liabilities
Payable for units redeemed	-	-	-	1
	$ 351,515	$ 610,615	$ 456,236	$ 609,047
Net Assets:
Deferred annuity contracts
terminable by owners	$ 351,515	$ 610,615	$ 456,236	$ 609,047
Total net assets	$ 351,515	$ 610,615	$ 456,236	$ 609,047

Accumulation units outstanding:
M&E - 0.90%	56,911	69,659	23,808	33,726
M&E - 0.75%	7,939	11,703	6,441	9,860
M&E - 0.00%	4	150	316	8
M&E - 1.50%	258	190	1,962	1,115

Accumulation unit value:
M&E - 0.90%	$ 5.397558	$ 7.470146	$ 14.025866	$ 13.618288
M&E - 0.75%	$ 5.420452	$ 7.501822	$ 14.060683	$ 13.652085
M&E - 0.00%	$ 5.536890	$ 7.662889	$ 14.236836	$ 13.823118
M&E - 1.50%	$ 4.957076	$ 6.911812	$ 13.887977	$ 13.484387
See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 3,234,359	$ 1,422,355	$ 2,683,966	$ 6,210,089
Dividends
Expenses:
Administrative, mortality and	486,150	377,351	2,091,099	2,414,064
expense risk charge	2,748,209	1,045,004	592,867	3,796,025
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	122,121	-	-
Realized gain distributions	11,762,049	8,150,279	25,378,730	28,845,756
Proceeds from sales	10,922,314	9,147,674	37,505,718	33,888,935
Cost of investments sold	839,735	(875,274)	(12,126,988)	(5,043,179)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	1,944,414	71,262	(91,842,639)	(50,746,300)
Beginning of period	2,188,575	3,317,387	(47,317,111)	(17,893,100)
End of period
Net change in unrealized appreciation/depreciation	244,161	3,246,125	44,525,528	32,853,200
of investments

Net realized and unrealized capital gains (losses)	1,083,896	2,370,851	32,398,540	27,810,021
on investments
	$ 3,832,105	$ 3,415,855	$ 32,991,407	$ 31,606,046
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 2,553,530	$ 575,980	$ 2,602,653	$ 2,390,884
Dividends
Expenses:
Administrative, mortality and	745,444	376,418	368,076	567,466
expense risk charge	1,808,086	199,562	2,234,577	1,823,418
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	13,654,537	8,346,176	5,422,487	11,061,271
Proceeds from sales	15,192,477	10,760,611	9,368,279	13,875,091
Cost of investments sold	(1,537,940)	(2,414,435)	(3,945,792)	(2,813,820)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(9,175,077)	(12,493,950)	(24,706,124)	(14,059,857)
Beginning of period	(1,654,748)	(6,730,924)	(17,327,802)	(13,642,769)
End of period
Net change in unrealized appreciation/depreciation	7,520,329	5,763,026	7,378,322	417,088
of investments

Net realized and unrealized capital gains (losses)	5,982,389	3,348,591	3,432,530	(2,396,732)
on investments
	$ 7,790,475	$ 3,548,153	$ 5,667,107	$ (573,314)
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 266,687	$ 140,445	$ 24,020	$ 404,456
Dividends
Expenses:
Administrative, mortality and	83,059	69,624	15,435	451,820
expense risk charge	183,628	70,821	8,585	(47,364)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	1,624,263	1,673,309	260,668	8,244,194
Proceeds from sales	2,071,643	1,862,937	390,907	10,065,525
Cost of investments sold	(447,380)	(189,628)	(130,239)	(1,821,331)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(1,016,548)	(1,577,048)	(306,656)	(10,575,927)
Beginning of period	173,833	82,601	64,566	(5,021,989)
End of period
Net change in unrealized appreciation/depreciation	1,190,381	1,659,649	371,222	5,553,938
of investments

Net realized and unrealized capital gains (losses)	743,001	1,470,021	240,983	3,732,607
on investments
	$ 926,629	$ 1,540,842	$ 249,568	$ 3,685,243
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica AEGON High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 2,001,857	$ 1,290,530	$ 236,021	$ -
Dividends
Expenses:
Administrative, mortality and	118,376	284,709	240,665	174,181
expense risk charge	1,883,481	1,005,821	(4,644)	(174,181)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	44,170	-	-
Realized gain distributions	11,604,168	14,389,116	4,181,356	5,561,740
Proceeds from sales	10,415,588	13,982,272	5,405,447	7,246,462
Cost of investments sold	1,188,580	451,014	(1,224,091)	(1,684,722)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	1,278,099	3,990	(8,473,828)	(3,255,143)
Beginning of period	(410,820)	493,246	(669,171)	4,824,855
End of period
Net change in unrealized appreciation/depreciation	(1,688,919)	489,256	7,804,657	8,079,998
of investments

Net realized and unrealized capital gains (losses)	(500,339)	940,270	6,580,566	6,395,276
on investments
	$ 1,383,142	$ 1,946,091	$ 6,575,922	$ 6,221,095
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 1,965,717	$ 1,990,139	$ 507,932	$ 170,900
Dividends
Expenses:
Administrative, mortality and	1,698,029	622,549	636,251	28,224
expense risk charge	267,688	1,367,590	(128,319)	142,676
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	25,861,105	12,479,829	8,328,038	1,001,030
Proceeds from sales	34,688,417	20,584,447	8,435,986	1,433,804
Cost of investments sold	(8,827,312)	(8,104,618)	(107,948)	(432,774)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(59,338,236)	(36,048,746)	(394,810)	(778,771)
Beginning of period	(22,455,118)	(19,718,358)	14,715,367	(242,226)
End of period
Net change in unrealized appreciation/depreciation	36,883,118	16,330,388	15,110,177	536,545
of investments

Net realized and unrealized capital gains (losses)	28,055,806	8,225,770	15,002,229	103,771
on investments
	$ 28,323,494	$ 9,593,360	$ 14,873,910	$ 246,447
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 2,993,270	$ 16,933	$ 3,157	$ 233,942
Dividends
Expenses:
Administrative, mortality and	5,031,913	431,544	546,005	250,922
expense risk charge	(2,038,643)	(414,611)	(542,848)	(16,980)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	61,783,787	6,683,034	30,370,326	8,053,589
Proceeds from sales	79,592,247	9,865,424	30,370,326	10,345,424
Cost of investments sold	(17,808,460)	(3,182,390)	-	(2,291,835)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(177,572,158)	(15,913,977)	-	(3,497,763)
Beginning of period	(68,707,980)	2,693,555	-	6,611,247
End of period
Net change in unrealized appreciation/depreciation	108,864,178	18,607,532	-	10,109,010
of investments

Net realized and unrealized capital gains (losses)	91,055,718	15,425,142	-	7,817,175
on investments
	$ 89,017,075	$ 15,010,531	$ (542,848)	$ 7,800,195
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 335,903	$ 326,997	$ 2,015	$ 11,401
Dividends
Expenses:
Administrative, mortality and	92,461	2,455,057	1,293	7,822
expense risk charge	243,442	(2,128,060)	722	3,579
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	240,868	-	1,709	8,886
Realized gain distributions	3,449,731	28,770,313	146,131	91,032
Proceeds from sales	3,218,874	28,420,298	137,341	75,138
Cost of investments sold	471,725	350,015	10,499	24,780
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	375,995	(22,614,119)	3,236	59,056
Beginning of period	(20,975)	58,680,090	7,166	143,281
End of period
Net change in unrealized appreciation/depreciation	(396,970)	81,294,209	3,930	84,225
of investments

Net realized and unrealized capital gains (losses)	74,755	81,644,224	14,429	109,005
on investments
	$ 318,197	$ 79,516,164	$ 15,151	$ 112,584
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 1,885	$ 31,027	$ 51,896	$ 118,264
Dividends
Expenses:
Administrative, mortality and	1,848	72,244	70,559	107,897
expense risk charge	37	(41,217)	(18,663)	10,367
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	4,572	15,072	29,883	78,365
Realized gain distributions	106,612	1,661,281	1,773,368	1,977,571
Proceeds from sales	100,750	1,560,093	1,628,150	1,839,411
Cost of investments sold	10,434	116,260	175,101	216,525
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	3,139	364,571	535,535	891,536
Beginning of period	24,351	73,002	246,951	602,213
End of period
Net change in unrealized appreciation/depreciation	21,212	(291,569)	(288,584)	(289,323)
of investments

Net realized and unrealized capital gains (losses)	31,646	(175,309)	(113,483)	(72,798)
on investments
	$ 31,683	$ (216,526)	$ (132,146)	$ (62,431)
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 48,351	$ 13,734	$ 43,257	$ 2,190
Dividends
Expenses:
Administrative, mortality and	212,049	18,895	120,670	16,649
expense risk charge	(163,698)	(5,161)	(77,413)	(14,459)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	80,817	-	103,595	1,236
Realized gain distributions	5,062,493	1,031,895	2,746,530	696,578
Proceeds from sales	4,581,274	772,147	2,645,751	714,411
Cost of investments sold	562,036	259,748	204,374	(16,597)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	922,185	368,633	646,180	4,646
Beginning of period	399,221	468,484	1,054,728	(93,856)
End of period
Net change in unrealized appreciation/depreciation	(522,964)	99,851	408,548	(98,502)
of investments

Net realized and unrealized capital gains (losses)	39,072	359,599	612,922	(115,099)
on investments
	$ (124,626)	$ 354,438	$ 535,509	$ (129,558)
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount	Subaccount(1)	Subaccount

Net investment income (loss)
Income:	$ 38,180	$ 11,407	$ 3,697	$ 165,029
Dividends
Expenses:
Administrative, mortality and	129,061	67,275	59,463	146,298
expense risk charge	(90,881)	(55,868)	(55,766)	18,731
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	97,402	26,531	-	7,506
Realized gain distributions	2,228,506	1,347,806	2,190,625	2,197,719
Proceeds from sales	2,040,263	1,350,910	2,320,604	2,526,768
Cost of investments sold	285,645	23,427	(129,979)	(321,543)
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	669,014	174,021	-	(4,132,569)
Beginning of period	1,270,858	540,415	724,129	(1,378,186)
End of period
Net change in unrealized appreciation/depreciation	601,844	366,394	724,129	2,754,383
of investments

Net realized and unrealized capital gains (losses)	887,489	389,821	594,150	2,432,840
on investments
	$ 796,608	$ 333,953	$ 538,384	$ 2,451,571
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 123,544	$ -	$ 149,387	$ 12,521
Dividends
Expenses:
Administrative, mortality and	68,538	30,447	64,737	77,043
expense risk charge	55,006	(30,447)	84,650	(64,522)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	149,359	-
Realized gain distributions	908,374	1,186,377	2,400,855	7,423,836
Proceeds from sales	1,176,764	1,608,647	2,776,440	6,577,251
Cost of investments sold	(268,390)	(422,270)	(226,226)	846,585
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(2,881,656)	(825,048)	(258,905)	855,723
Beginning of period	(1,655,444)	333,174	969,930	1,136,467
End of period
Net change in unrealized appreciation/depreciation	1,226,212	1,158,222	1,228,835	280,744
of investments

Net realized and unrealized capital gains (losses)	957,822	735,952	1,002,609	1,127,329
on investments
	$ 1,012,828	$ 705,505	$ 1,087,259	$ 1,062,807
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 4,957	$ -	$ -	$ -
Dividends
Expenses:
Administrative, mortality and	211,787	41,488	14,006	20,845
expense risk charge	(206,830)	(41,488)	(14,006)	(20,845)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	72,271,788	14,786,698	30,483,797	27,278,660
Proceeds from sales	72,271,788	14,032,899	30,884,461	27,269,303
Cost of investments sold	-	753,799	(400,664)	9,357
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	-	404,638	(89,212)	40,223
Beginning of period	-	378,349	(151,337)	93,593
End of period
Net change in unrealized appreciation/depreciation	-	(26,289)	(62,125)	53,370
of investments

Net realized and unrealized capital gains (losses)	-	727,510	(462,789)	62,727
on investments
	$ (206,830)	$ 686,022	$ (476,795)	$ 41,882
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 150,319	$ 4,814	$ 18,060	$ -
Dividends
Expenses:
Administrative, mortality and	18,998	2,659	37,025	37,128
expense risk charge	131,321	2,155	(18,965)	(37,128)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	8,284,602	481,409	2,122,905	23,051,516
Proceeds from sales	7,437,858	482,132	2,028,788	22,705,278
Cost of investments sold	846,744	(723)	94,117	346,238
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	1,038,003	13,079	101,252	289,593
Beginning of period	121,902	21,227	711,602	1,350,586
End of period
Net change in unrealized appreciation/depreciation	(916,101)	8,148	610,350	1,060,993
of investments

Net realized and unrealized capital gains (losses)	(69,357)	7,425	704,467	1,407,231
on investments
	$ 61,964	$ 9,580	$ 685,502	$ 1,370,103
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Utilities	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 41,306	$ -	$ 29,511	$ 2,227
Dividends
Expenses:
Administrative, mortality and	12,500	3,448	5,444	14,577
expense risk charge	28,806	(3,448)	24,067	(12,350)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	1,500,268	802,853	860,126	4,900,170
Proceeds from sales	1,440,558	813,260	828,830	4,614,193
Cost of investments sold	59,710	(10,407)	31,296	285,977
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	110,957	17,483	82,511	135,433
Beginning of period	58,975	47,543	15,978	76,283
End of period
Net change in unrealized appreciation/depreciation	(51,982)	30,060	(66,533)	(59,150)
of investments

Net realized and unrealized capital gains (losses)	7,728	19,653	(35,237)	226,827
on investments
	$ 36,534	$ 16,205	$ (11,170)	$ 214,477
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Falling U.S. Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ -	$ -	$ -	$ 4,020
Dividends
Expenses:
Administrative, mortality and	3,896	85,858	38,135	46,363
expense risk charge	(3,896)	(85,858)	(38,135)	(42,343)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	149,781	248,805	-
Realized gain distributions	492,226	8,935,407	9,444,302	4,344,642
Proceeds from sales	514,921	8,225,607	9,924,034	4,129,871
Cost of investments sold	(22,695)	859,581	(230,927)	214,771
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(4,257)	1,281,354	525,187	200,284
Beginning of period	(3,817)	1,195,522	339,398	673,021
End of period
Net change in unrealized appreciation/depreciation	440	(85,832)	(185,789)	472,737
of investments

Net realized and unrealized capital gains (losses)	(22,255)	773,749	(416,716)	687,508
on investments
	$ (26,151)	$ 687,891	$ (454,851)	$ 645,165
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ -	$ -	$ 15,855	$ 27,850
Dividends
Expenses:
Administrative, mortality and	1,207	7,340	30,965	42,978
expense risk charge	(1,207)	(7,340)	(15,110)	(15,128)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	-
Realized gain distributions	381,016	3,080,477	5,173,865	5,746,147
Proceeds from sales	383,995	3,302,459	5,298,085	5,214,126
Cost of investments sold	(2,979)	(221,982)	(124,220)	532,021
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	3,220	(78,085)	(610,723)	626,720
Beginning of period	1,329	(89,233)	(288,494)	1,313,223
End of period
Net change in unrealized appreciation/depreciation	(1,891)	(11,148)	322,229	686,503
of investments

Net realized and unrealized capital gains (losses)	(4,870)	(233,130)	198,009	1,218,524
on investments
	$ (6,077)	$ (240,470)	$ 182,899	$ 1,203,396
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ 4,770	$ -	$ 11,304	$ -
Dividends
Expenses:
Administrative, mortality and	17,473	63,134	2,453	39,147
expense risk charge	(12,703)	(63,134)	8,851	(39,147)
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	-	474,386
Realized gain distributions	2,610,484	3,528,242	649,475	10,057,076
Proceeds from sales	2,522,349	2,589,704	642,261	9,805,348
Cost of investments sold	88,135	938,538	7,214	726,114
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	150,979	709,592	4,752	425,885
Beginning of period	172,229	2,088,701	34,839	365,284
End of period
Net change in unrealized appreciation/depreciation	21,250	1,379,109	30,087	(60,601)
of investments

Net realized and unrealized capital gains (losses)	109,385	2,317,647	37,301	665,513
on investments
	$ 96,682	$ 2,254,513	$ 46,152	$ 626,366
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Operations
Year Ended December 31, 2010, Except as Noted

	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
	Subaccount	Subaccount	Subaccount	Subaccount

Net investment income (loss)
Income:	$ -	$ -	$ 9,333	$ 9,445
Dividends
Expenses:
Administrative, mortality and	7,872	6,514	3,325	4,158
expense risk charge	(7,872)	(6,514)	6,008	5,287
Net investment income (loss)

Net realized and unrealized capital gains (losses)
on investments
Net realized capital gains (losses) on investments:	-	-	35	-
Realized gain distributions	3,046,198	2,371,380	380,601	382,557
Proceeds from sales	3,325,477	2,598,638	378,344	368,797
Cost of investments sold	(279,279)	(227,258)	2,292	13,760
Net realized capital gains (losses) on investments

Net change in unrealized appreciation/depreciation
of investments:	(93,249)	(190,281)	8,328	10,450
Beginning of period	(46,441)	(115,932)	20,008	46,157
End of period
Net change in unrealized appreciation/depreciation	46,808	74,349	11,680	35,707
of investments

Net realized and unrealized capital gains (losses)	(232,471)	(152,909)	13,972	49,467
on investments
	$ (240,343)	$ (159,423)	$ 19,980	$ 54,754
Increase (decrease) in net assets from operations

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica JPMorgan Core Bond VP		Transamerica Asset Allocation - Conservative VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,748,209	$ 1,967,964	$ 1,045,004	$ 1,325,382
Net realized capital gains (losses)
on investments	839,735	617,304	(875,274)	(3,147,909)
Net change in unrealized appreciation/
depreciation of investments	244,161	1,821,102	3,246,125	10,013,034
Increase (decrease) in net assets
from operations	3,832,105	4,406,370	3,415,855	8,190,507

Contract transactions
Net contract purchase payments	4,950,673	6,931,655	6,062,921	617,626
Transfer payments from (to) other
subaccounts or general account	(351,823)	731,520	(398,442)	771,449
Contract terminations, withdrawals,
and other deductions	(3,674,792)	(3,073,074)	(2,092,334)	(2,085,596)
Contract maintenance charges	(4,657,943)	(4,890,646)	(3,599,279)	(3,582,168)
Increase (decrease) in net assets
from contract transactions	(3,733,885)	(300,545)	(27,134)	(4,278,689)
Net increase (decrease) in net assets	98,220	4,105,825	3,388,721	3,911,818

Net assets:
Beginning of the period	54,892,177	50,786,352	41,211,153	37,299,335
End of the period	$ 54,990,397	$ 54,892,177	$ 44,599,874	$ 41,211,153

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Asset Allocation - Growth VP		Transamerica Asset Allocation - Moderate Growth VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 592,867	$ 4,005,063	$ 3,796,025	$ 6,181,636
Net realized capital gains (losses)
on investments	(12,126,988)	(685,306)	(5,043,179)	3,435,396
Net change in unrealized appreciation/
depreciation of investments	44,525,528	51,966,862	32,853,200	50,995,801
Increase (decrease) in net assets
from operations	32,991,407	55,286,619	31,606,046	60,612,833

Contract transactions
Net contract purchase payments	32,224,127	38,254,977	39,679,446	40,493,778
Transfer payments from (to) other
subaccounts or general account	(6,667,157)	(3,862,454)	(6,725,801)	(4,368,199)
Contract terminations, withdrawals,
and other deductions	(15,085,701)	(13,343,642)	(18,379,007)	(15,511,796)
Contract maintenance charges	(22,410,694)	(25,323,768)	(26,908,482)	(29,625,327)
Increase (decrease) in net assets
from contract transactions	(11,939,425)	(4,274,887)	(12,333,844)	(9,011,544)
Net increase (decrease) in net assets	21,051,982	51,011,732	19,272,202	51,601,289

Net assets:
Beginning of the period	245,375,296	194,363,564	281,532,459	229,931,170
End of the period	$ 266,427,278	$ 245,375,296	$ 300,804,661	$ 281,532,459

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Asset Allocation - Moderate VP		Transamerica MFS International Equity VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,808,086	$ 2,586,278	$ 199,562	$ 710,219
Net realized capital gains (losses)
on investments	(1,537,940)	(2,652,289)	(2,414,435)	(3,354,983)
Net change in unrealized appreciation/
depreciation of investments	7,520,329	17,489,168	5,763,026	13,347,504
Increase (decrease) in net assets
from operations	7,790,475	17,423,157	3,548,153	10,702,740

Contract transactions
Net contract purchase payments	13,838,788	7,414,397	4,485,493	2,889,824
Transfer payments from (to) other
subaccounts or general account	(1,616,467)	2,190,581	(2,644,537)	(918,100)
Contract terminations, withdrawals,
and other deductions	(5,091,369)	(5,455,579)	(2,923,762)	(2,057,026)
Contract maintenance charges	(9,335,289)	(9,759,529)	(2,953,763)	(3,135,234)
Increase (decrease) in net assets
from contract transactions	(2,204,337)	(5,610,130)	(4,036,569)	(3,220,536)
Net increase (decrease) in net assets	5,586,138	11,813,027	(488,416)	7,482,204

Net assets:
Beginning of the period	86,014,287	74,201,260	44,762,291	37,280,087
End of the period	$ 91,600,425	$ 86,014,287	$ 44,273,875	$ 44,762,291

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Clarion Global Real Estate Securities VP		Transamerica Federated Market Opportunity VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,234,577	$ (313,744)	$ 1,823,418	$ 1,670,454
Net realized capital gains (losses)
on investments	(3,945,792)	(7,896,625)	(2,813,820)	4,995,299
Net change in unrealized appreciation/
depreciation of investments	7,378,322	18,572,978	417,088	(4,277,548)
Increase (decrease) in net assets
from operations	5,667,107	10,362,609	(573,314)	2,388,205

Contract transactions
Net contract purchase payments	3,696,329	3,514,173	2,473,611	6,051,402
Transfer payments from (to) other
subaccounts or general account	(563,480)	(990,258)	(1,609,175)	(4,138,195)
Contract terminations, withdrawals,
and other deductions	(2,421,353)	(2,340,042)	(4,075,611)	(4,682,450)
Contract maintenance charges	(3,626,232)	(3,851,310)	(6,007,056)	(6,939,362)
Increase (decrease) in net assets
from contract transactions	(2,914,736)	(3,667,437)	(9,218,231)	(9,708,605)
Net increase (decrease) in net assets	2,752,371	6,695,172	(9,791,545)	(7,320,400)

Net assets:
Beginning of the period	42,497,293	35,802,121	69,300,036	76,620,436
End of the period	$ 45,249,664	$ 42,497,293	$ 59,508,491	$ 69,300,036

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica International Moderate Growth VP		Transamerica JPMorgan Mid Cap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 183,628	$ 158,090	$ 70,821	$ 64,457
Net realized capital gains (losses)
on investments	(447,380)	(915,912)	(189,628)	(440,201)
Net change in unrealized appreciation/
depreciation of investments	1,190,381	2,939,115	1,659,649	1,992,121
Increase (decrease) in net assets
from operations	926,629	2,181,293	1,540,842	1,616,377

Contract transactions
Net contract purchase payments	1,881,407	2,095,058	-	-
Transfer payments from (to) other
subaccounts or general account	(215,069)	(238,271)	(281,141)	(629,305)
Contract terminations, withdrawals,
and other deductions	(611,573)	(408,700)	(1,045,921)	(491,774)
Contract maintenance charges	(1,025,697)	(1,216,022)	(259,423)	(274,076)
Increase (decrease) in net assets
from contract transactions	29,068	232,065	(1,586,485)	(1,395,155)
Net increase (decrease) in net assets	955,697	2,413,358	(45,643)	221,222

Net assets:
Beginning of the period	9,885,528	7,472,170	8,022,955	7,801,733
End of the period	$ 10,841,225	$ 9,885,528	$ 7,977,312	$ 8,022,955

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica JPMorgan Enhanced Index VP		Transamerica BlackRock Large Cap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 8,585	$ 15,290	$ (47,364)	$ 216,743
Net realized capital gains (losses)
on investments	(130,239)	(261,638)	(1,821,331)	(3,051,850)
Net change in unrealized appreciation/
depreciation of investments	371,222	571,059	5,553,938	7,216,947
Increase (decrease) in net assets
from operations	249,568	324,711	3,685,243	4,381,840

Contract transactions
Net contract purchase payments	260,516	166,930	2,513,718	2,828,121
Transfer payments from (to) other
subaccounts or general account	11,245	42,242	18,029,742	1,790,309
Contract terminations, withdrawals,
and other deductions	(29,558)	(56,901)	(3,633,762)	(2,218,266)
Contract maintenance charges	(99,951)	(89,818)	(4,368,928)	(3,648,145)
Increase (decrease) in net assets
from contract transactions	142,252	62,453	12,540,770	(1,247,981)
Net increase (decrease) in net assets	391,820	387,164	16,226,013	3,133,859

Net assets:
Beginning of the period	1,631,165	1,244,001	41,943,389	38,809,530
End of the period	$ 2,022,985	$ 1,631,165	$ 58,169,402	$ 41,943,389

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica AEGON High Yield Bond VP		Transamerica PIMCO Total Return VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,883,481	$ 757,253	$ 1,005,821	$ 1,428,021
Net realized capital gains (losses)
on investments	1,188,580	122,196	451,014	595,193
Net change in unrealized appreciation/
depreciation of investments	(1,688,919)	1,617,590	489,256	1,391,900
Increase (decrease) in net assets
from operations	1,383,142	2,497,039	1,946,091	3,415,114

Contract transactions
Net contract purchase payments	10,665,346	7,905,447	3,034,892	8,887,871
Transfer payments from (to) other
subaccounts or general account	(4,007,560)	1,483,398	1,334,641	1,370,256
Contract terminations, withdrawals,
and other deductions	(664,060)	(267,242)	(2,293,902)	(1,237,782)
Contract maintenance charges	(942,798)	(509,019)	(2,310,665)	(1,946,199)
Increase (decrease) in net assets
from contract transactions	5,050,928	8,612,584	(235,034)	7,074,146
Net increase (decrease) in net assets	6,434,070	11,109,623	1,711,057	10,489,260

Net assets:
Beginning of the period	12,028,440	918,817	28,964,781	18,475,521
End of the period	$ 18,462,510	$ 12,028,440	$ 30,675,838	$ 28,964,781

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Focus VP		Transamerica T. Rowe Price Small Cap VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (4,644)	$ 399,401	$ (174,181)	$ (136,530)
Net realized capital gains (losses)
on investments	(1,224,091)	(2,757,812)	(1,684,722)	(3,495,029)
Net change in unrealized appreciation/
depreciation of investments	7,804,657	8,047,934	8,079,998	8,975,129
Increase (decrease) in net assets
from operations	6,575,922	5,689,523	6,221,095	5,343,570

Contract transactions
Net contract purchase payments	2,491,535	1,882,255	5,745,780	2,185,411
Transfer payments from (to) other
subaccounts or general account	(408,082)	(577,174)	28,190	(634,141)
Contract terminations, withdrawals,
and other deductions	(1,554,403)	(1,609,068)	(1,016,893)	(942,558)
Contract maintenance charges	(2,430,457)	(2,575,249)	(1,475,314)	(1,445,885)
Increase (decrease) in net assets
from contract transactions	(1,901,407)	(2,879,236)	3,281,763	(837,173)
Net increase (decrease) in net assets	4,674,515	2,810,287	9,502,858	4,506,397

Net assets:
Beginning of the period	26,897,044	24,086,757	18,450,816	13,944,419
End of the period	$ 31,571,559	$ 26,897,044	$ 27,953,674	$ 18,450,816

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Diversified Equity VP		Transamerica Third Avenue Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 267,688	$ 933,958	$ 1,367,590	$ (572,759)
Net realized capital gains (losses)
on investments	(8,827,312)	(10,834,074)	(8,104,618)	(6,225,520)
Net change in unrealized appreciation/
depreciation of investments	36,883,118	48,776,860	16,330,388	25,804,258
Increase (decrease) in net assets
from operations	28,323,494	38,876,744	9,593,360	19,005,979

Contract transactions
Net contract purchase payments	11,594,889	15,855,294	1,190,972	5,134,109
Transfer payments from (to) other
subaccounts or general account	27,337,150	(2,097,348)	(2,117,273)	(1,423,521)
Contract terminations, withdrawals,
and other deductions	(11,331,036)	(9,122,147)	(3,799,216)	(3,601,012)
Contract maintenance charges	(18,896,002)	(18,109,997)	(5,391,423)	(5,887,863)
Increase (decrease) in net assets
from contract transactions	8,705,001	(13,474,198)	(10,116,940)	(5,778,287)
Net increase (decrease) in net assets	37,028,495	25,402,546	(523,580)	13,227,692

Net assets:
Beginning of the period	179,200,897	153,798,351	74,986,432	61,758,740
End of the period	$ 216,229,392	$ 179,200,897	$ 74,462,852	$ 74,986,432

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Balanced VP		Transamerica AllianceBernstein Dynamic Allocation VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (128,319)	$ 36,918	$ 142,676	$ 80,008
Net realized capital gains (losses)
on investments	(107,948)	(193,334)	(432,774)	(646,110)
Net change in unrealized appreciation/
depreciation of investments	15,110,177	1,121,198	536,545	1,331,877
Increase (decrease) in net assets
from operations	14,873,910	964,782	246,447	765,775

Contract transactions
Net contract purchase payments	4,940,149	682,941	457,794	140,645
Transfer payments from (to) other
subaccounts or general account	101,113,125	61,182	67,098	(144,335)
Contract terminations, withdrawals,
and other deductions	(4,324,136)	(182,181)	(340,537)	(108,732)
Contract maintenance charges	(6,587,212)	(438,427)	(237,710)	(255,185)
Increase (decrease) in net assets
from contract transactions	95,141,926	123,515	(53,355)	(367,607)
Net increase (decrease) in net assets	110,015,836	1,088,297	193,092	398,168

Net assets:
Beginning of the period	4,796,603	3,708,306	3,191,995	2,793,827
End of the period	$ 114,812,439	$ 4,796,603	$ 3,385,087	$ 3,191,995

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica WMC Diversified Growth VP		Transamerica Growth Opportunities VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (2,038,643)	$ 270,596	$ (414,611)	$ (211,894)
Net realized capital gains (losses)
on investments	(17,808,460)	(29,955,541)	(3,182,390)	(7,369,828)
Net change in unrealized appreciation/
depreciation of investments	108,864,178	158,010,875	18,607,532	20,050,496
Increase (decrease) in net assets
from operations	89,017,075	128,325,930	15,010,531	12,468,774

Contract transactions
Net contract purchase payments	52,815,025	57,863,152	8,553,405	2,983,973
Transfer payments from (to) other
subaccounts or general account	(8,750,279)	(4,250,838)	(170,673)	(545,836)
Contract terminations, withdrawals,
and other deductions	(34,792,246)	(29,991,106)	(2,835,704)	(2,283,087)
Contract maintenance charges	(61,058,455)	(64,605,293)	(3,845,185)	(3,938,092)
Increase (decrease) in net assets
from contract transactions	(51,785,955)	(40,984,085)	1,701,843	(3,783,042)
Net increase (decrease) in net assets	37,231,120	87,341,845	16,712,374	8,685,732

Net assets:
Beginning of the period	574,078,382	486,736,537	44,546,427	35,860,695
End of the period	$ 611,309,502	$ 574,078,382	$ 61,258,801	$ 44,546,427

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Money Market VP		Transamerica Small/MidCap Value VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (542,848)	$ (609,621)	$ (16,980)	$ 449,598
Net realized capital gains (losses)
on investments	-	-	(2,291,835)	(1,774,200)
Net change in unrealized appreciation/
depreciation of investments	-	-	10,109,010	7,963,885
Increase (decrease) in net assets
from operations	(542,848)	(609,621)	7,800,195	6,639,283

Contract transactions
Net contract purchase payments	5,732,883	-	8,829,511	4,526,645
Transfer payments from (to) other
subaccounts or general account	(1,090,488)	(21,883,560)	(1,102,804)	(17,758)
Contract terminations, withdrawals,
and other deductions	(7,668,830)	(9,497,729)	(1,021,465)	(778,778)
Contract maintenance charges	(6,731,279)	(8,470,520)	(2,149,332)	(1,899,910)
Increase (decrease) in net assets
from contract transactions	(9,757,714)	(39,851,809)	4,555,910	1,830,199
Net increase (decrease) in net assets	(10,300,562)	(40,461,430)	12,356,105	8,469,482

Net assets:
Beginning of the period	66,003,875	106,465,305	23,766,218	15,296,736
End of the period	$ 55,703,313	$ 66,003,875	$ 36,122,323	$ 23,766,218

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica U.S. Government Securities VP		Transamerica Morgan Stanley Mid-Cap Growth VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 243,442	$ 270,912	$ (2,128,060)	$ (1,878,639)
Net realized capital gains (losses)
on investments	471,725	666,022	350,015	(8,840,119)
Net change in unrealized appreciation/
depreciation of investments	(396,970)	(364,976)	81,294,209	108,780,897
Increase (decrease) in net assets
from operations	318,197	571,958	79,516,164	98,062,139

Contract transactions
Net contract purchase payments	3,856,164	-	21,791,568	21,853,738
Transfer payments from (to) other
subaccounts or general account	(298,826)	(9,340,656)	(3,713,245)	(1,633,244)
Contract terminations, withdrawals,
and other deductions	(703,475)	(1,230,069)	(16,310,755)	(11,988,360)
Contract maintenance charges	(921,425)	(1,542,093)	(21,685,565)	(21,909,027)
Increase (decrease) in net assets
from contract transactions	1,932,438	(12,112,818)	(19,917,997)	(13,676,893)
Net increase (decrease) in net assets	2,250,635	(11,540,860)	59,598,167	84,385,246

Net assets:
Beginning of the period	9,746,046	21,286,906	256,353,724	171,968,478
End of the period	$ 11,996,681	$ 9,746,046	$ 315,951,891	$ 256,353,724

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Index 50 VP		Transamerica Index 75 VP
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 722	$ (471)	$ 3,579	$ (1,386)
Net realized capital gains (losses)
on investments	10,499	2,979	24,780	(18,143)
Net change in unrealized appreciation/
depreciation of investments	3,930	(2,266)	84,225	86,677
Increase (decrease) in net assets
from operations	15,151	242	112,584	67,148

Contract transactions
Net contract purchase payments	106,991	8,538	442,247	592,046
Transfer payments from (to) other
subaccounts or general account	49,219	(12,189)	(1,157)	5,193
Contract terminations, withdrawals,
and other deductions	(4,659)	(2,958)	(8,370)	(2,697)
Contract maintenance charges	(24,810)	(6,066)	(58,373)	(25,098)
Increase (decrease) in net assets
from contract transactions	126,741	(12,675)	374,347	569,444
Net increase (decrease) in net assets	141,892	(12,433)	486,931	636,592

Net assets:
Beginning of the period	95,207	107,640	776,576	139,984
End of the period	$ 237,099	$ 95,207	$ 1,263,507	$ 776,576

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Efficient Markets VP		Transamerica Hanlon Balanced VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ 37	$ (217)	$ (41,217)	$ (15,444)
Net realized capital gains (losses)
on investments	10,434	658	116,260	20,086
Net change in unrealized appreciation/
depreciation of investments	21,212	3,139	(291,569)	364,571
Increase (decrease) in net assets
from operations	31,683	3,580	(216,526)	369,213

Contract transactions
Net contract purchase payments	209,141	119,801	4,518,547	3,807,413
Transfer payments from (to) other
subaccounts or general account	1,992	8,956	2,840,987	827,793
Contract terminations, withdrawals,
and other deductions	-	-	(269,963)	(90,287)
Contract maintenance charges	(28,178)	(2,430)	(894,871)	(224,766)
Increase (decrease) in net assets
from contract transactions	182,955	126,327	6,194,700	4,320,153
Net increase (decrease) in net assets	214,638	129,907	5,978,174	4,689,366

Net assets:
Beginning of the period	129,907	-	4,689,366	-
End of the period	$ 344,545	$ 129,907	$ 10,667,540	$ 4,689,366

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Hanlon Growth & Income VP		Transamerica Hanlon Growth VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (18,663)	$ (21,876)	$ 10,367	$ (37,543)
Net realized capital gains (losses)
on investments	175,101	19,450	216,525	55,369
Net change in unrealized appreciation/
depreciation of investments	(288,584)	535,535	(289,323)	891,536
Increase (decrease) in net assets
from operations	(132,146)	533,109	(62,431)	909,362

Contract transactions
Net contract purchase payments	3,412,696	5,208,018	5,261,055	8,723,063
Transfer payments from (to) other
subaccounts or general account	857,305	1,254,000	457,383	1,256,340
Contract terminations, withdrawals,
and other deductions	(193,882)	(69,537)	(393,890)	(91,320)
Contract maintenance charges	(990,799)	(283,767)	(1,324,364)	(479,711)
Increase (decrease) in net assets
from contract transactions	3,085,320	6,108,714	4,000,184	9,408,372
Net increase (decrease) in net assets	2,953,174	6,641,823	3,937,753	10,317,734

Net assets:
Beginning of the period	6,641,823	-	10,317,734	-
End of the period	$ 9,594,997	$ 6,641,823	$ 14,255,487	$ 10,317,734

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Hanlon Managed Income VP		Transamerica Multi Managed Large Cap Core VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (163,698)	$ (53,899)	$ (5,161)	$ 1,595
Net realized capital gains (losses)
on investments	562,036	27,984	259,748	16,575
Net change in unrealized appreciation/
depreciation of investments	(522,964)	922,185	99,851	368,633
Increase (decrease) in net assets
from operations	(124,626)	896,270	354,438	386,803

Contract transactions
Net contract purchase payments	15,511,088	14,529,480	249,216	567,723
Transfer payments from (to) other
subaccounts or general account	(925,957)	2,727,309	75,480	1,245,207
Contract terminations, withdrawals,
and other deductions	(884,590)	(184,353)	(65,418)	(36,894)
Contract maintenance charges	(2,559,419)	(664,100)	(144,346)	(71,723)
Increase (decrease) in net assets
from contract transactions	11,141,122	16,408,336	114,932	1,704,313
Net increase (decrease) in net assets	11,016,496	17,304,606	469,370	2,091,116

Net assets:
Beginning of the period	17,304,606	-	2,091,116	-
End of the period	$ 28,321,102	$ 17,304,606	$ 2,560,486	$ 2,091,116

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Foxhall Emerging Markets/Pacific Rim VP		Transamerica Foxhall Global Conservative VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (77,413)	$ (31,560)	$ (14,459)	$ (5,226)
Net realized capital gains (losses)
on investments	204,374	17,663	(16,597)	2,638
Net change in unrealized appreciation/
depreciation of investments	408,548	646,180	(98,502)	4,646
Increase (decrease) in net assets
from operations	535,509	632,283	(129,558)	2,058

Contract transactions
Net contract purchase payments	5,603,007	10,012,448	882,832	1,579,853
Transfer payments from (to) other
subaccounts or general account	388,445	1,645,355	74,480	102,400
Contract terminations, withdrawals,
and other deductions	(664,067)	(91,086)	(129,719)	(15,300)
Contract maintenance charges	(1,414,752)	(361,454)	(237,200)	(66,726)
Increase (decrease) in net assets
from contract transactions	3,912,633	11,205,263	590,393	1,600,227
Net increase (decrease) in net assets	4,448,142	11,837,546	460,835	1,602,285

Net assets:
Beginning of the period	11,837,546	-	1,602,285	-
End of the period	$ 16,285,688	$ 11,837,546	$ 2,063,120	$ 1,602,285

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Foxhall Global Growth VP		Transamerica Foxhall Global Hard Asset VP
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ (90,881)	$ (31,282)	$ (55,868)	$ (17,180)
Net realized capital gains (losses)
on investments	285,645	20,043	23,427	2,210
Net change in unrealized appreciation/
depreciation of investments	601,844	669,014	366,394	174,021
Increase (decrease) in net assets
from operations	796,608	657,775	333,953	159,051

Contract transactions
Net contract purchase payments	6,224,293	10,222,693	3,454,375	5,829,931
Transfer payments from (to) other
subaccounts or general account	273,916	1,502,286	417,102	967,816
Contract terminations, withdrawals,
and other deductions	(558,514)	(61,823)	(453,817)	(44,307)
Contract maintenance charges	(1,470,793)	(337,143)	(843,074)	(201,268)
Increase (decrease) in net assets
from contract transactions	4,468,902	11,326,013	2,574,586	6,552,172
Net increase (decrease) in net assets	5,265,510	11,983,788	2,908,539	6,711,223

Net assets:
Beginning of the period	11,983,788	-	6,711,223	-
End of the period	$ 17,249,298	$ 11,983,788	$ 9,619,762	$ 6,711,223

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®
	Subaccount	Subaccount
	2010(1)	2010	2009
Operations
Net investment income (loss)	$ (55,766)	$ 18,731	$ 40,265
Net realized capital gains (losses)
on investments	(129,979)	(321,543)	(926,165)
Net change in unrealized appreciation/
depreciation of investments	724,129	2,754,383	5,170,139
Increase (decrease) in net assets
from operations	538,384	2,451,571	4,284,239

Contract transactions
Net contract purchase payments	-	1,007,726	906,024
Transfer payments from (to) other
subaccounts or general account	11,696,333	(295,189)	44,028
Contract terminations, withdrawals,
and other deductions	(1,090,032)	(872,885)	(754,312)
Contract maintenance charges	(545,834)	(1,152,007)	(1,176,567)
Increase (decrease) in net assets
from contract transactions	10,060,467	(1,312,355)	(980,827)
Net increase (decrease) in net assets	10,598,851	1,139,216	3,303,412

Net assets:
Beginning of the period	-	16,581,630	13,278,218
End of the period	$ 10,598,851	$ 17,720,846	$ 16,581,630

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP Equity-Income		Fidelity VIP Growth Opportunities
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 55,006	$ 80,927	$ (30,447)	$ (18,104)
Net realized capital gains (losses)
on investments	(268,390)	(743,307)	(422,270)	(421,592)
Net change in unrealized appreciation/
depreciation of investments	1,226,212	2,456,348	1,158,222	1,506,210
Increase (decrease) in net assets
from operations	1,012,828	1,793,968	705,505	1,066,514

Contract transactions
Net contract purchase payments	440,411	596,386	-	657,772
Transfer payments from (to) other
subaccounts or general account	(101,139)	(145,658)	(35,654)	75,980
Contract terminations, withdrawals,
and other deductions	(321,405)	(400,334)	(267,153)	(154,081)
Contract maintenance charges	(631,116)	(656,833)	(326,276)	(312,275)
Increase (decrease) in net assets
from contract transactions	(613,249)	(606,439)	(629,083)	267,396
Net increase (decrease) in net assets	399,579	1,187,529	76,422	1,333,910

Net assets:
Beginning of the period	7,805,053	6,617,524	3,607,491	2,273,581
End of the period	$ 8,204,632	$ 7,805,053	$ 3,683,913	$ 3,607,491

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP Index 500		ProFund VP Bull
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 84,650	$ 103,552	$ (64,522)	$ 28,154
Net realized capital gains (losses)
on investments	(226,226)	(640,033)	846,585	516,535
Net change in unrealized appreciation/
depreciation of investments	1,228,835	2,164,818	280,744	817,138
Increase (decrease) in net assets
from operations	1,087,259	1,628,337	1,062,807	1,361,827

Contract transactions
Net contract purchase payments	1,989,687	1,659,809	931,549	-
Transfer payments from (to) other
subaccounts or general account	(546,883)	(26,648)	(1,421,357)	7,864,184
Contract terminations, withdrawals,
and other deductions	(362,680)	(320,472)	(724,844)	(216,846)
Contract maintenance charges	(618,105)	(600,068)	(622,576)	(291,455)
Increase (decrease) in net assets
from contract transactions	462,019	712,621	(1,837,228)	7,355,883
Net increase (decrease) in net assets	1,549,278	2,340,958	(774,421)	8,717,710

Net assets:
Beginning of the period	7,869,261	5,528,303	9,581,607	863,897
End of the period	$ 9,418,539	$ 7,869,261	$ 8,807,186	$ 9,581,607

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Money Market		ProFund VP NASDAQ-100
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (206,830)	$ (254,514)	$ (41,488)	$ (25,215)
Net realized capital gains (losses)
on investments	-	-	753,799	727,676
Net change in unrealized appreciation/
depreciation of investments	-	-	(26,289)	479,428
Increase (decrease) in net assets
from operations	(206,830)	(254,514)	686,022	1,181,889

Contract transactions
Net contract purchase payments	-	-	164,595	-
Transfer payments from (to) other
subaccounts or general account	14,299,677	(12,198,716)	48,208	1,169,469
Contract terminations, withdrawals,
and other deductions	(17,400,511)	(2,202,616)	(389,599)	(142,074)
Contract maintenance charges	(1,611,394)	(2,085,818)	(278,333)	(219,762)
Increase (decrease) in net assets
from contract transactions	(4,712,228)	(16,487,150)	(455,129)	807,633
Net increase (decrease) in net assets	(4,919,058)	(16,741,664)	230,893	1,989,522

Net assets:
Beginning of the period	17,988,781	34,730,445	3,532,987	1,543,465
End of the period	$ 13,069,723	$ 17,988,781	$ 3,763,880	$ 3,532,987

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Short Small-Cap		ProFund VP Small-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (14,006)	$ (6,280)	$ (20,845)	$ (10,218)
Net realized capital gains (losses)
on investments	(400,664)	(1,256,688)	9,357	122,830
Net change in unrealized appreciation/
depreciation of investments	(62,125)	(38,813)	53,370	41,372
Increase (decrease) in net assets
from operations	(476,795)	(1,301,781)	41,882	153,984

Contract transactions
Net contract purchase payments	-	-	1,772,610	-
Transfer payments from (to) other
subaccounts or general account	(964,144)	134,913	(1,369,872)	(376,266)
Contract terminations, withdrawals,
and other deductions	(176,510)	(119,360)	(65,796)	(38,526)
Contract maintenance charges	(134,233)	(236,489)	(155,595)	(87,180)
Increase (decrease) in net assets
from contract transactions	(1,274,887)	(220,936)	181,347	(501,972)
Net increase (decrease) in net assets	(1,751,682)	(1,522,717)	223,229	(347,988)

Net assets:
Beginning of the period	3,097,540	4,620,257	1,048,224	1,396,212
End of the period	$ 1,345,858	$ 3,097,540	$ 1,271,453	$ 1,048,224

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Access VP High Yield		ProFund VP Europe 30
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 131,321	$ 453,506	$ 2,155	$ 7,874
Net realized capital gains (losses)
on investments	846,744	(539,329)	(723)	(22,837)
Net change in unrealized appreciation/
depreciation of investments	(916,101)	1,013,822	8,148	23,141
Increase (decrease) in net assets
from operations	61,964	927,999	9,580	8,178

Contract transactions
Net contract purchase payments	702,701	9,441,671	-	108,267
Transfer payments from (to) other
subaccounts or general account	(6,184,584)	(12,105,635)	(10,285)	128,259
Contract terminations, withdrawals,
and other deductions	(247,071)	(243,227)	(123,174)	(5,011)
Contract maintenance charges	(134,815)	(333,510)	(23,568)	(27,799)
Increase (decrease) in net assets
from contract transactions	(5,863,769)	(3,240,701)	(157,027)	203,716
Net increase (decrease) in net assets	(5,801,805)	(2,312,702)	(147,447)	211,894

Net assets:
Beginning of the period	7,829,265	10,141,967	431,550	219,656
End of the period	$ 2,027,460	$ 7,829,265	$ 284,103	$ 431,550

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Oil & Gas		ProFund VP UltraSmall-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (18,965)	$ (28,124)	$ (37,128)	$ (12,498)
Net realized capital gains (losses)
on investments	94,117	(556,289)	346,238	757,711
Net change in unrealized appreciation/
depreciation of investments	610,350	1,094,508	1,060,993	228,814
Increase (decrease) in net assets
from operations	685,502	510,095	1,370,103	974,027

Contract transactions
Net contract purchase payments	461,332	1,823,236	3,276,509	1,038,134
Transfer payments from (to) other
subaccounts or general account	372,567	692,390	(393,535)	547,707
Contract terminations, withdrawals,
and other deductions	(191,325)	(130,719)	(71,541)	(34,225)
Contract maintenance charges	(367,860)	(350,007)	(230,925)	(81,870)
Increase (decrease) in net assets
from contract transactions	274,714	2,034,900	2,580,508	1,469,746
Net increase (decrease) in net assets	960,216	2,544,995	3,950,611	2,443,773

Net assets:
Beginning of the period	4,371,867	1,826,872	2,876,036	432,263
End of the period	$ 5,332,083	$ 4,371,867	$ 6,826,647	$ 2,876,036

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Utilities		ProFund VP Consumer Services
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 28,806	$ 28,427	$ (3,448)	$ (1,046)
Net realized capital gains (losses)
on investments	59,710	(91,919)	(10,407)	21,078
Net change in unrealized appreciation/
depreciation of investments	(51,982)	194,081	30,060	13,891
Increase (decrease) in net assets
from operations	36,534	130,589	16,205	33,923

Contract transactions
Net contract purchase payments	-	933,252	459,256	14,871
Transfer payments from (to) other
subaccounts or general account	12,584	423,309	210,220	(6,835)
Contract terminations, withdrawals,
and other deductions	(367,429)	(32,898)	(16,182)	(2,863)
Contract maintenance charges	(109,921)	(72,512)	(23,464)	(8,805)
Increase (decrease) in net assets
from contract transactions	(464,766)	1,251,151	629,830	(3,632)
Net increase (decrease) in net assets	(428,232)	1,381,740	646,035	30,291

Net assets:
Beginning of the period	1,838,272	456,532	170,351	140,060
End of the period	$ 1,410,040	$ 1,838,272	$ 816,386	$ 170,351

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Pharmaceuticals		ProFund VP Small-Cap Value
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 24,067	$ 6,177	$ (12,350)	$ (6,122)
Net realized capital gains (losses)
on investments	31,296	(434,125)	285,977	28,184
Net change in unrealized appreciation/
depreciation of investments	(66,533)	102,503	(59,150)	136,186
Increase (decrease) in net assets
from operations	(11,170)	(325,445)	214,477	158,248

Contract transactions
Net contract purchase payments	93,878	4,917,811	-	913,638
Transfer payments from (to) other
subaccounts or general account	28,920	(4,284,194)	132,192	622,708
Contract terminations, withdrawals,
and other deductions	(30,083)	(58,889)	(1,447,009)	(41,904)
Contract maintenance charges	(57,503)	(94,585)	(112,299)	(73,163)
Increase (decrease) in net assets
from contract transactions	35,212	480,143	(1,427,116)	1,421,279
Net increase (decrease) in net assets	24,042	154,698	(1,212,639)	1,579,527

Net assets:
Beginning of the period	599,768	445,070	1,734,523	154,996
End of the period	$ 623,810	$ 599,768	$ 521,884	$ 1,734,523

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Falling U.S. Dollar		ProFund VP Emerging Markets
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (3,896)	$ 15,914	$ (85,858)	$ (38,607)
Net realized capital gains (losses)
on investments	(22,695)	(48,059)	859,581	712,359
Net change in unrealized appreciation/
depreciation of investments	440	41,880	(85,832)	1,296,857
Increase (decrease) in net assets
from operations	(26,151)	9,735	687,891	1,970,609

Contract transactions
Net contract purchase payments	29,095	-	6,840,347	4,599,865
Transfer payments from (to) other
subaccounts or general account	(15,808)	(37,807)	1,533,657	4,379,484
Contract terminations, withdrawals,
and other deductions	(42,101)	(52,476)	(489,370)	(202,066)
Contract maintenance charges	(49,630)	(70,729)	(670,775)	(363,872)
Increase (decrease) in net assets
from contract transactions	(78,444)	(161,012)	7,213,859	8,413,411
Net increase (decrease) in net assets	(104,595)	(151,277)	7,901,750	10,384,020

Net assets:
Beginning of the period	608,825	760,102	11,111,642	727,622
End of the period	$ 504,230	$ 608,825	$ 19,013,392	$ 11,111,642

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP International		ProFund VP Asia 30
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (38,135)	$ (26,013)	$ (42,343)	$ 7,249
Net realized capital gains (losses)
on investments	(230,927)	119,113	214,771	682,738
Net change in unrealized appreciation/
depreciation of investments	(185,789)	644,052	472,737	461,097
Increase (decrease) in net assets
from operations	(454,851)	737,152	645,165	1,151,084

Contract transactions
Net contract purchase payments	2,540,119	-	-	4,162,493
Transfer payments from (to) other
subaccounts or general account	732,018	4,766,406	(398,295)	1,272,743
Contract terminations, withdrawals,
and other deductions	(275,810)	(145,984)	(592,480)	(70,858)
Contract maintenance charges	(325,299)	(219,533)	(360,734)	(266,978)
Increase (decrease) in net assets
from contract transactions	2,671,028	4,400,889	(1,351,509)	5,097,400
Net increase (decrease) in net assets	2,216,177	5,138,041	(706,344)	6,248,484

Net assets:
Beginning of the period	5,526,517	388,476	6,866,995	618,511
End of the period	$ 7,742,694	$ 5,526,517	$ 6,160,651	$ 6,866,995

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Japan		ProFund VP Short NASDAQ-100
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (1,207)	$ (238)	$ (7,340)	$ (5,481)
Net realized capital gains (losses)
on investments	(2,979)	10,013	(221,982)	(471,284)
Net change in unrealized appreciation/
depreciation of investments	(1,891)	1,470	(11,148)	(58,391)
Increase (decrease) in net assets
from operations	(6,077)	11,245	(240,470)	(535,156)

Contract transactions
Net contract purchase payments	62,059	147,447	315,926	123,237
Transfer payments from (to) other
subaccounts or general account	146,228	(85,685)	(97,843)	22,825
Contract terminations, withdrawals,
and other deductions	(1,678)	(100)	(53,875)	(34,363)
Contract maintenance charges	(8,854)	(5,716)	(75,100)	(89,897)
Increase (decrease) in net assets
from contract transactions	197,755	55,946	89,108	21,802
Net increase (decrease) in net assets	191,678	67,191	(151,362)	(513,354)

Net assets:
Beginning of the period	125,805	58,614	732,716	1,246,070
End of the period	$ 317,483	$ 125,805	$ 581,354	$ 732,716

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP U.S. Government Plus		ProFund VP Basic Materials
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (15,110)	$ (24,816)	$ (15,128)	$ 771
Net realized capital gains (losses)
on investments	(124,220)	(196,988)	532,021	(141,611)
Net change in unrealized appreciation/
depreciation of investments	322,229	(1,532,913)	686,503	1,155,542
Increase (decrease) in net assets
from operations	182,899	(1,754,717)	1,203,396	1,014,702

Contract transactions
Net contract purchase payments	1,361,159	339,906	601,915	3,171,975
Transfer payments from (to) other
subaccounts or general account	92,603	54,875	1,314,899	1,109,286
Contract terminations, withdrawals,
and other deductions	(309,377)	(280,593)	(190,585)	(97,709)
Contract maintenance charges	(318,232)	(325,400)	(348,487)	(205,366)
Increase (decrease) in net assets
from contract transactions	826,153	(211,212)	1,377,742	3,978,186
Net increase (decrease) in net assets	1,009,052	(1,965,929)	2,581,138	4,992,888

Net assets:
Beginning of the period	2,287,999	4,253,928	5,600,499	607,611
End of the period	$ 3,297,051	$ 2,287,999	$ 8,181,637	$ 5,600,499

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Financials		ProFund VP Precious Metals
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (12,703)	$ 13,195	$ (63,134)	$ 443
Net realized capital gains (losses)
on investments	88,135	62,655	938,538	52,748
Net change in unrealized appreciation/
depreciation of investments	21,250	315,058	1,379,109	686,357
Increase (decrease) in net assets
from operations	96,682	390,908	2,254,513	739,548

Contract transactions
Net contract purchase payments	74,112	802,269	3,220,293	6,970,839
Transfer payments from (to) other
subaccounts or general account	221,272	177,898	640,698	(3,445,629)
Contract terminations, withdrawals,
and other deductions	(53,302)	(32,092)	(271,852)	(178,130)
Contract maintenance charges	(143,933)	(105,602)	(573,328)	(371,109)
Increase (decrease) in net assets
from contract transactions	98,149	842,473	3,015,811	2,975,971
Net increase (decrease) in net assets	194,831	1,233,381	5,270,324	3,715,519

Net assets:
Beginning of the period	1,788,997	555,616	5,881,222	2,165,703
End of the period	$ 1,983,828	$ 1,788,997	$ 11,151,546	$ 5,881,222

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Telecommunications		ProFund VP Mid-Cap
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 8,851	$ 7,269	$ (39,147)	$ (15,341)
Net realized capital gains (losses)
on investments	7,214	(9,671)	726,114	29,686
Net change in unrealized appreciation/
depreciation of investments	30,087	(2,482)	(60,601)	497,716
Increase (decrease) in net assets
from operations	46,152	(4,884)	626,366	512,061

Contract transactions
Net contract purchase payments	114,936	-	-	4,453,118
Transfer payments from (to) other
subaccounts or general account	14,628	(168,705)	(451,269)	301,335
Contract terminations, withdrawals,
and other deductions	(22,616)	(17,020)	(2,985,268)	(69,377)
Contract maintenance charges	(19,686)	(14,415)	(287,916)	(132,664)
Increase (decrease) in net assets
from contract transactions	87,262	(200,140)	(3,724,453)	4,552,412
Net increase (decrease) in net assets	133,414	(205,024)	(3,098,087)	5,064,473

Net assets:
Beginning of the period	243,481	448,505	5,848,174	783,701
End of the period	$ 376,895	$ 243,481	$ 2,750,087	$ 5,848,174

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	ProFund VP Short Emerging Markets		ProFund VP Short International
	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$ (7,872)	$ (8,256)	$ (6,514)	$ (13,890)
Net realized capital gains (losses)
on investments	(279,279)	(918,285)	(227,258)	(688,509)
Net change in unrealized appreciation/
depreciation of investments	46,808	248,470	74,349	(97)
Increase (decrease) in net assets
from operations	(240,343)	(678,071)	(159,423)	(702,496)

Contract transactions
Net contract purchase payments	51,508	-	44,007	224,990
Transfer payments from (to) other
subaccounts or general account	154,630	(319,382)	18,948	(168,759)
Contract terminations, withdrawals,
and other deductions	(23,232)	(81,994)	(51,847)	(126,448)
Contract maintenance charges	(75,923)	(122,465)	(100,693)	(205,347)
Increase (decrease) in net assets
from contract transactions	106,983	(523,841)	(89,585)	(275,564)
Net increase (decrease) in net assets	(133,360)	(1,201,912)	(249,008)	(978,060)

Net assets:
Beginning of the period	484,875	1,686,787	859,623	1,837,683
End of the period	$ 351,515	$ 484,875	$ 610,615	$ 859,623

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2010 and 2009, Except as Noted

	Franklin Templeton VIP Founding Funds Allocation		AllianceBernstein Balanced Wealth Strategy
	Subaccount		Subaccount
	2010	2009(1)	2010	2009(1)
Operations
Net investment income (loss)	$ 6,008	$ 3,570	$ 5,287	$ (444)
Net realized capital gains (losses)
on investments	2,292	4,385	13,760	11,616
Net change in unrealized appreciation/
depreciation of investments	11,680	8,328	35,707	10,450
Increase (decrease) in net assets
from operations	19,980	16,283	54,754	21,622

Contract transactions
Net contract purchase payments	225,896	151,357	332,499	154,771
Transfer payments from (to) other
subaccounts or general account	79,555	33,928	43,853	104,350
Contract terminations, withdrawals,
and other deductions	(38,059)	-	(47,262)	(2,504)
Contract maintenance charges	(28,564)	(4,140)	(47,646)	(5,390)
Increase (decrease) in net assets
from contract transactions	238,828	181,145	281,444	251,227
Net increase (decrease) in net assets	258,808	197,428	336,198	272,849

Net assets:
Beginning of the period	197,428	-	272,849	-
End of the period	$ 456,236	$ 197,428	$ 609,047	$ 272,849

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

1.	Organization and Summary of Significant Accounting Policies

Organization

WRL Series Life Account (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contact owners of WRL Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Advisor, WRL Freedom Excelerator, and WRL For Life.

Subaccount Investment by Mutual Fund:
Transamerica Series Trust - Initial Class
Transamerica JPMorgan Core Bond VP
Transamerica Asset Allocation - Conservative Portfolio VP
Transamerica Asset Allocation - Growth Portfolio VP
Transamerica Asset Allocation - Moderate Growth Portfolio VP
Transamerica Asset Allocation - Moderate Portfolio VP
Transamerica MFS International Equity VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Federated Market Opportunity VP
Transamerica International Moderate Growth Fund VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Enhanced Index VP
Transamerica BlackRock Large Cap Value VP
Transamerica AEGON High Yield Bond VP
Transamerica PIMCO Total Return VP
Transamerica Focus VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Diversified Equity VP
Transamerica Third Avenue Value VP
Transamerica Balanced VP
Transamerica AllianceBernstein Dynamic Allocation VP
Transamerica WMC Diversified Growth VP
Transamerica Growth Opportunities VP
Transamerica Money Market VP
Transamerica Small/Mid-Cap Value VP
Transamerica U.S. Government Securities VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Efficient Markets VP

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):
Transamerica Series Trust - Initial Class
Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth & Income VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Managed Income VP
Transamerica Multi Managed Large Cap Core VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP
Transamerica Jennison Growth VP
Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Index 500 Portfolio
ProFunds
ProFund VP Bull
ProFund VP NASDAQ-100
ProFund VP Small-Cap
ProFund VP Short Small-Cap
ProFund VP Money Market
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Falling U.S. Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Asia 30
ProFund VP Japan
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued) Subaccount Investment by Mutual Fund (continued):
ProFunds
ProFund VP Mid-Cap
ProFund VP Short Emerging Markets
ProFund VP Short International
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Fund
AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Portfolio

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
Transamerica International Moderate Growth Fund VP	May 1, 2006
ProFund VP Bull	June 12, 2006
ProFund VP Money Market	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
ProFund VP Short Small-Cap	June 12, 2006
ProFund VP Small-Cap	June 12, 2006
Access VP High Yield	February 28, 2008
ProFund VP Europe 30	February 28, 2008
ProFund VP Oil & Gas	February 28, 2008
ProFund VP Ultra Small-Cap	February 28, 2008
ProFund VP Utilities	February 28, 2008
ProFund VP Consumer Services	February 28, 2008
ProFund VP Pharmaceuticals	February 28, 2008
ProFund VP Small-Cap Value	February 28, 2008
ProFund VP Falling U.S. Dollar	February 28, 2008
ProFund VP Emerging Markets	February 28, 2008
ProFund VP International	February 28, 2008
ProFund VP Asia 30	February 28, 2008
ProFund VP Japan	February 28, 2008
ProFund VP Short NASDAQ-100	February 28, 2008
ProFund VP U.S. Government Plus	February 28, 2008
ProFund VP Basic Materials	February 28, 2008
ProFund VP Financials	February 28, 2008
ProFund VP Precious Metals	February 28, 2008
ProFund VP Telecommunications	February 28, 2008
ProFund VP Mid-Cap	February 28, 2008
ProFund VP Short Emerging Markets	February 28, 2008
ProFund VP Short International	February 28, 2008
Transamerica Index 50 VP	May 1, 2008
Transamerica Index 75 VP	May 1, 2008

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued)
Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
Transamerica Efficient Markets VP	May 1, 2009
Transamerica Hanlon Balanced VP	May 1, 2009
Transamerica Hanlon Growth & Income VP	May 1, 2009
Transamerica Hanlon Growth VP	May 1, 2009
Transamerica Hanlon Managed Income VP	May 1, 2009
Transamerica Multi Managed Large Cap Core VP	May 1, 2009
Franklin Templeton VIP Founding Funds Allocation Fund	May 1, 2009
AllianceBernstein Balanced Wealth Strategy Portfolio	May 1, 2009
Transamerica Foxhall Emerging Markets/Pacific Rim VP	July 1, 2009
Transamerica Foxhall Global Conservative VP	July 1, 2009
Transamerica Foxhall Global Growth VP	July 1, 2009
Transamerica Foxhall Global Hard Asset VP	July 1, 2009
Transamerica Jennison Growth VP	April 29, 2010

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2010:
Portfolio	Formerly
Transamerica WMC Diversified Growth VP	Transamerica Equity VP
Transamerica Diversified Equity VP	Transamerica Templeton Global VP
Transamerica Multi Managed Large Cap Core VP	Transamerica Van Kampen Large Cap Core VP
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Van Kampen Mid Cap Growth VP
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Convertible Securities VP

The following Portfolio mergers were made effective during the fiscal year ended December 31, 2010:
Portfolio	Formerly
Transamerica BlackRock Large Cap Value VP	Transamerica T. Rowe Price Equity Income VP
Transamerica Jennison Growth VP	Transamerica Marsico Growth VP
Transamerica Balanced VP	Transamerica Value Balanced VP
Transamerica Diversified Equity VP	Transamerica Science and Technology VP
Transamerica Diversified Equity VP	Transamerica Munder Net50 VP

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.
Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.
As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.
The financial statements included herein have been prepared in accordance with GAAP for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:
	Purchases	Sales
Transamerica Series Trust - Initial Class
Transamerica JPMorgan Core Bond VP	$ 10,776,377	$ 11,762,049
Transamerica Asset Allocation - Conservative Portfolio VP	9,290,248	8,150,279
Transamerica Asset Allocation - Growth Portfolio VP	14,032,170	25,378,730
Transamerica Asset Allocation - Moderate Growth Portfolio VP	20,310,684	28,845,756
Transamerica Asset Allocation - Moderate Portfolio VP	13,258,226	13,654,537
Transamerica MFS International Equity VP	4,509,153	8,346,176
Transamerica Clarion Global Real Estate Securities VP	4,742,386	5,422,487
Transamerica Federated Market Opportunity VP	3,663,708	11,061,271
Transamerica International Moderate Growth Fund VP	1,836,949	1,624,263
Transamerica JPMorgan Mid Cap Value VP	156,362	1,673,309
Transamerica JPMorgan Enhanced Index VP	411,504	260,668
Transamerica BlackRock Large Cap Value VP	20,734,684	8,244,194
Transamerica AEGON High Yield Bond VP	18,538,579	11,604,168
Transamerica PIMCO Total Return VP	15,202,395	14,389,116
Transamerica Focus VP	2,275,488	4,181,356
Transamerica T. Rowe Price Small Cap VP	8,669,269	5,561,740
Transamerica Diversified Equity VP	34,832,137	25,861,105
Transamerica Third Avenue Value VP	3,730,489	12,479,829
Transamerica Balanced VP	103,342,730	8,328,038
Transamerica AllianceBernstein Dynamic Allocation VP	1,090,344	1,001,030
Transamerica WMC Diversified Growth VP	7,956,492	61,783,787
Transamerica Growth Opportunities VP	7,966,473	6,683,034
Transamerica Money Market VP	20,069,769	30,370,326
Transamerica Small/Mid-Cap Value VP	12,594,060	8,053,589
Transamerica U.S. Government Securities VP	5,866,476	3,449,731
Transamerica Morgan Stanley Mid-Cap Growth VP	6,719,785	28,770,313
Transamerica Index 50 VP	275,303	146,131
Transamerica Index 75 VP	477,843	91,032
Transamerica Efficient Markets VP	294,176	106,612
Transamerica Hanlon Balanced VP	7,829,840	1,661,281
Transamerica Hanlon Growth & Income VP	4,869,910	1,773,368
Transamerica Hanlon Growth VP	6,066,485	1,977,571

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

2.	Investments (continued)
		Purchases	Sales
Transamerica Series Trust - Initial Class
	Transamerica Hanlon Managed Income VP	$ 16,120,653	$ 5,062,493
	Transamerica Multi Managed Large Cap Core VP	1,141,597	1,031,895
	Transamerica Foxhall Emerging Markets/Pacific Rim VP	6,685,339	2,746,530
	Transamerica Foxhall Global Conservative VP	1,273,749	696,578
	Transamerica Foxhall Global Growth VP	6,703,938	2,228,506
	Transamerica Foxhall Global Hard Asset VP	3,893,051	1,347,806
	Transamerica Jennison Growth VP	12,195,331	2,190,625
Fidelity® Variable Insurance Products Fund - Service Class 2
	Fidelity VIP Contrafund® Portfolio	911,573	2,197,719
	Fidelity VIP Equity-Income Portfolio	350,094	908,374
	Fidelity VIP Growth Opportunities Portfolio	526,885	1,186,377
	Fidelity VIP Index 500 Portfolio	3,096,883	2,400,855
ProFunds
	ProFund VP Bull	5,522,126	7,423,836
	ProFund VP NASDAQ-100	14,290,068	14,786,698
	ProFund VP Small-Cap	27,442,954	27,278,660
	ProFund VP Short Small-Cap	29,195,666	30,483,797
	ProFund VP Money Market	67,354,324	72,271,788
	Access VP High Yield	2,552,132	8,284,602
	ProFund VP Europe 30	326,538	481,409
	ProFund VP Oil & Gas	2,378,525	2,122,905
	ProFund VP UltraSmall-Cap	25,606,308	23,051,516
	ProFund VP Utilities	1,064,307	1,500,268
	ProFund VP Consumer Services	1,429,235	802,853
	ProFund VP Pharmaceuticals	919,404	860,126
	ProFund VP Small-Cap Value	3,460,703	4,900,170
	ProFund VP Falling U.S. Dollar	409,892	492,226
	ProFund VP Emerging Markets	16,213,158	8,935,407
	ProFund VP International	12,325,998	9,444,302
	ProFund VP Asia 30	2,950,777	4,344,642
	ProFund VP Japan	577,564	381,016
	ProFund VP Short NASDAQ-100	3,162,264	3,080,477
	ProFund VP U.S. Government Plus	5,984,485	5,173,865
	ProFund VP Basic Materials	7,109,848	5,746,147
	ProFund VP Financials	2,695,927	2,610,484

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

2. Investments (continued)

	Purchases	Sales
ProFunds
ProFund VP Precious Metals	$ 6,480,834	$ 3,528,242
ProFund VP Telecommunications	745,576	649,475
ProFund VP Mid-Cap	6,767,857	10,057,076
ProFund VP Short Emerging Markets	3,145,335	3,046,198
ProFund VP Short International	2,275,473	2,371,380
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Fund	625,472	380,601
AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Portfolio	669,288	382,557

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica JPMorgan Core Bond VP	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Moderate VP	Transamerica MFS International Equity VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	1,572,007	3,364,944	19,983,377	21,947,519	6,756,498	3,801,070
Units purchased	896,991	1,564,449	7,170,419	6,503,158	2,790,806	977,992
Units redeemed and
transferred to/from	(878,081)	(1,932,253)	(7,531,879)	(7,287,962)	(3,290,016)	(1,301,496)
Units outstanding at
December 31, 2009	1,590,917	2,997,140	19,621,917	21,162,715	6,257,288	3,477,566
Units purchased	498,331	929,542	4,237,589	4,524,291	1,761,290	758,249
Units redeemed and
transferred to/from	(591,350)	(921,873)	(5,150,038)	(5,434,925)	(1,925,633)	(1,083,476)
Units outstanding at
December 31, 2010	1,497,898	3,004,809	18,709,468	20,252,081	6,092,945	3,152,339

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Clarion Global Real Estate Securities VP	Transamerica Federated Market Opportunity VP	Transamerica International Moderate Growth VP	Transamerica JPMorgan Mid Cap Value VP	Transamerica JPMorgan Enhanced Index VP	Transamerica BlackRock Large Cap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	2,120,392	2,776,710	1,054,957	662,629	143,853	2,180,067
Units purchased	739,041	1,002,599	674,116	24,446	58,081	731,798
Units redeemed and
transferred to/from	(940,938)	(1,323,754)	(643,827)	(143,223)	(55,050)	(815,592)
Units outstanding at
December 31, 2009	1,918,495	2,455,555	1,085,246	543,852	146,884	2,096,273
Units purchased	390,938	359,548	373,176	1,782	44,830	1,306,326
Units redeemed and
transferred to/from	(516,686)	(672,538)	(372,290)	(102,012)	(32,401)	(721,827)
Units outstanding at
December 31, 2010	1,792,747	2,142,565	1,086,132	443,622	159,313	2,680,772

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica AEGON High Yield Bond VP	Transamerica PIMCO Total Return VP	Transamerica Focus VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Diversified Equity VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	94,690	1,501,811	2,303,251	1,643,169	8,271,349	3,678,782
Units purchased	1,180,276	1,893,853	505,723	996,943	1,562,195	1,040,099
Units redeemed and
transferred to/from	(431,529)	(1,345,674)	(780,938)	(1,059,429)	(2,242,045)	(1,363,191)
Units outstanding at
December 31, 2009	843,437	2,049,990	2,028,036	1,580,683	7,591,499	3,355,690
Units purchased	1,287,398	1,480,908	427,967	941,251	2,510,540	504,836
Units redeemed and
transferred to/from	(968,210)	(1,486,124)	(567,238)	(726,308)	(2,094,779)	(934,867)
Units outstanding at
December 31, 2010	1,162,625	2,044,774	1,888,765	1,795,626	8,007,260	2,925,659

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Money Market VP	Transamerica Small/MidCap Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	362,719	266,164	49,835,316	3,512,963	5,511,162	1,401,587
Units purchased	189,191	101,575	9,401,184	1,115,145	3,253,870	999,795
Units redeemed and
transferred to/from	(176,859)	(134,497)	(13,326,851)	(1,410,933)	(5,369,540)	(864,624)
Units outstanding at
December 31, 2009	375,051	233,242	45,909,649	3,217,175	3,395,492	1,536,758
Units purchased	8,063,047	90,861	6,385,066	1,020,141	2,207,227	1,192,376
Units redeemed and
transferred to/from	(1,152,505)	(95,699)	(10,423,201)	(948,037)	(2,722,911)	(920,114)
Units outstanding at
December 31, 2010	7,285,593	228,404	41,871,514	3,289,279	2,879,808	1,809,020

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica U.S. Government Securities VP	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica Hanlon Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2009	1,695,537	6,901,583	13,078	19,265	-	-
Units purchased	914,893	1,598,559	31,212	86,400	12,940	498,581
Units redeemed and
transferred to/from	(1,862,687)	(1,994,203)	(34,308)	(18,492)	(2,235)	(84,898)
Units outstanding at
December 31, 2009	747,743	6,505,939	9,982	87,173	10,705	413,683
Units purchased	530,962	1,065,369	29,239	54,682	25,585	895,957
Units redeemed and
transferred to/from	(389,632)	(1,459,644)	(16,641)	(15,475)	(10,868)	(328,150)
Units outstanding at
December 31, 2010	889,073	6,111,664	22,580	126,380	25,422	981,490

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Hanlon Growth & Income VP	Transamerica Hanlon Growth VP	Transamerica Hanlon Managed Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica Foxhall Global Conservative VP
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2009	-	-	-	-	-	-
Units purchased	694,889	1,183,663	1,867,162	201,631	1,263,801	198,162
Units redeemed and
transferred to/from	(110,464)	(282,900)	(297,871)	(43,121)	(179,151)	(38,678)
Units outstanding at
December 31, 2009	584,425	900,763	1,569,291	158,510	1,084,650	159,484
Units purchased	611,894	806,976	2,109,605	99,284	1,005,251	172,434
Units redeemed and
transferred to/from	(328,892)	(447,065)	(1,098,745)	(93,509)	(636,758)	(112,092)
Units outstanding at
December 31, 2010	867,427	1,260,674	2,580,151	164,285	1,453,143	219,826

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Foxhall Global Growth VP	Transamerica Foxhall Global Hard Asset VP	Transamerica Jennison Growth VP	Fidelity VIP Contrafund®	Fidelity VIP Equity-Income	Fidelity VIP Growth Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	-	-	-	1,489,388	776,801	491,716
Units purchased	1,237,967	746,838	-	348,635	198,440	306,282
Units redeemed and
transferred to/from	(146,889)	(95,050)	-	(452,706)	(263,494)	(256,805)
Units outstanding at
December 31, 2009	1,091,078	651,788	-	1,385,317	711,747	541,193
Units purchased	947,134	594,050	1,290,452	207,847	94,729	137,775
Units redeemed and
transferred to/from	(537,998)	(334,680)	(306,886)	(315,602)	(149,554)	(227,348)
Units outstanding at
December 31, 2010	1,500,214	911,158	983,566	1,277,562	656,922	451,620

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Index 500	ProFund VP Bull	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	631,997	118,938	3,316,146	203,103	410,993	199,978
Units purchased	441,376	2,395,456	19,298,431	1,349,562	13,561,712	7,553,912
Units redeemed and
transferred to/from	(355,544)	(1,445,045)	(20,882,590)	(1,243,030)	(13,561,073)	(7,633,750)
Units outstanding at
December 31, 2009	717,829	1,069,349	1,731,987	309,635	411,632	120,140
Units purchased	346,059	886,959	9,166,921	1,505,895	4,757,080	3,286,344
Units redeemed and
transferred to/from	(306,633)	(1,075,814)	(9,629,586)	(1,534,732)	(4,914,758)	(3,288,678)
Units outstanding at
December 31, 2010	757,255	880,494	1,269,322	280,798	253,954	117,806

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Access VP High Yield	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP UltraSmall-Cap	ProFund VP Utilities	ProFund VP Consumer Services
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	1,024,119	36,559	287,574	107,616	61,007	19,837
Units purchased	1,534,177	574,713	1,049,560	18,221,991	395,387	70,136
Units redeemed and
transferred to/from	(1,876,098)	(556,539)	(735,939)	(17,814,864)	(232,585)	(71,370)
Units outstanding at
December 31, 2009	682,198	54,733	601,195	514,743	223,809	18,603
Units purchased	229,327	54,344	500,783	4,719,679	174,384	151,057
Units redeemed and
transferred to/from	(758,394)	(73,661)	(473,721)	(4,404,814)	(234,800)	(95,613)
Units outstanding at
December 31, 2010	153,131	35,416	628,257	829,608	163,393	74,047

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Falling U.S. Dollar	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	51,607	21,460	83,658	144,687	64,766	112,114
Units purchased	759,394	587,797	257,616	2,823,166	1,708,210	1,777,409
Units redeemed and
transferred to/from	(751,004)	(408,076)	(275,851)	(1,595,340)	(1,027,621)	(1,075,481)
Units outstanding at
December 31, 2009	59,997	201,181	65,423	1,372,513	745,355	814,042
Units purchased	107,557	447,147	54,090	2,394,263	2,020,875	560,632
Units redeemed and
transferred to/from	(104,900)	(598,403)	(63,400)	(1,609,483)	(1,789,200)	(728,080)
Units outstanding at
December 31, 2010	62,654	49,925	56,113	2,157,293	977,030	646,594

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials	ProFund VP Financials	ProFund VP Precious Metals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at
January 1, 2009	9,022	98,269	283,538	129,552	104,586	365,031
Units purchased	69,637	576,960	751,229	1,351,279	763,504	2,305,622
Units redeemed and
transferred to/from	(60,957)	(576,971)	(806,417)	(739,019)	(572,710)	(1,931,880)
Units outstanding at
December 31, 2009	17,702	98,258	228,350	741,812	295,380	738,773
Units purchased	93,550	558,410	690,923	1,240,020	569,587	1,056,771
Units redeemed and
transferred to/from	(63,009)	(556,875)	(617,811)	(1,139,009)	(567,150)	(733,084)
Units outstanding at
December 31, 2010	48,243	99,793	301,462	842,823	297,817	1,062,460

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP Telecommunications	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets	ProFund VP Short International	Franklin Templeton VIP Founding Funds Allocation	AllianceBernstein Balanced Wealth Strategy
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Units outstanding at
January 1, 2009	58,055	121,297	128,412	143,672	-	-
Units purchased	97,255	1,114,900	426,409	596,330	18,037	32,224
Units redeemed and
transferred to/from	(125,696)	(549,094)	(482,222)	(642,792)	(2,657)	(10,326)
Units outstanding at
December 31, 2009	29,614	687,103	72,599	97,210	15,380	21,898
Units purchased	96,316	926,642	574,392	298,721	48,877	54,744
Units redeemed and
transferred to/from	(85,978)	(1,351,030)	(581,879)	(314,229)	(31,730)	(31,933)
Units outstanding at
December 31, 2010	39,952	262,715	65,112	81,702	32,527	44,709

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica JPMorgan Core Bond VP
12/31/2010	1,497,898	$13.49	to	$11.83	$54,990,397	5.90%	0.00%	to	1.50%	8.24%	to	6.64%
12/31/2009	1,590,917	12.46	to	11.09	54,892,177	4.57	0.00	to	1.50	9.58	to	7.96
12/31/2008	1,572,007	11.37	to	10.27	50,786,352	4.47	0.00	to	1.50	5.58	to	2.72
12/31/2007	1,502,535	10.77	to	33.47	47,127,749	5.18	0.00	to	0.90	6.94	to	5.98
12/31/2006	1,495,262	10.07	to	31.58	45,300,971	5.23	0.00	to	0.90	0.69	to	2.99
Transamerica Asset Allocation - Conservative VP
12/31/2010	3,004,809	11.68	to	10.89	44,599,874	3.33	0.00	to	1.50	8.93	to	7.32
12/31/2009	2,997,140	10.72	to	10.15	41,211,153	4.38	0.00	to	1.50	25.22	to	23.37
12/31/2008	3,364,944	8.56	to	8.22	37,299,335	3.14	0.00	to	1.50	(21.18)	to	(17.75)
12/31/2007	2,022,246	10.86	to	14.27	28,741,879	3.22	0.00	to	0.90	6.38	to	5.43
12/31/2006	1,859,642	10.21	to	13.53	25,092,450	3.28	0.00	to	0.90	2.12	to	8.47
Transamerica Asset Allocation - Growth VP
12/31/2010	18,709,468	10.13	to	9.97	266,427,278	1.10	0.00	to	1.50	14.95	to	13.25
12/31/2009	19,621,917	8.81	to	8.80	245,375,296	2.77	0.00	to	1.50	29.82	to	27.90
12/31/2008	19,983,377	6.79	to	6.88	194,363,564	2.92	0.00	to	1.50	(39.63)	to	(31.18)
12/31/2007	20,795,625	11.25	to	16.22	337,873,349	2.30	0.00	to	0.90	7.76	to	6.79
12/31/2006	17,905,414	10.44	to	15.19	272,418,228	0.96	0.00	to	0.90	4.36	to	14.59
Transamerica Asset Allocation - Moderate Growth VP
12/31/2010	20,252,081	10.84	to	10.45	300,804,661	2.21	0.00	to	1.50	12.73	to	11.06
12/31/2009	21,162,715	9.62	to	9.41	281,532,459	3.37	0.00	to	1.50	28.16	to	26.26
12/31/2008	21,947,519	7.51	to	7.45	229,931,170	3.02	0.00	to	1.50	(32.76)	to	(25.47)
12/31/2007	23,093,759	11.16	to	15.77	363,338,011	2.40	0.00	to	0.90	7.81	to	6.84
12/31/2006	20,972,352	10.35	to	14.76	308,893,207	1.64	0.00	to	0.90	3.55	to	12.82
Transamerica Asset Allocation - Moderate VP
12/31/2010	6,092,945	11.49	to	10.74	91,600,425	2.97	0.00	to	1.50	10.38	to	8.75
12/31/2009	6,257,288	10.41	to	9.88	86,014,287	4.21	0.00	to	1.50	26.40	to	24.53
12/31/2008	6,756,498	8.23	to	7.93	74,201,260	3.46	0.00	to	1.50	(25.96)	to	(20.67)
12/31/2007	6,903,785	11.12	to	15.06	103,347,293	3.01	0.00	to	0.90	7.96	to	6.99
12/31/2006	6,462,891	10.30	to	14.08	90,505,789	2.68	0.00	to	0.90	3.01	to	10.49
Transamerica MFS International Equity VP
12/31/2010	3,152,339	9.56	to	10.15	44,273,875	1.38	0.00	to	1.50	10.49	to	8.86
12/31/2009	3,477,566	8.65	to	9.32	44,762,291	2.77	0.00	to	1.50	32.68	to	30.72
12/31/2008	3,801,070	6.52	to	7.13	37,280,087	5.17	0.00	to	1.50	(34.78)	to	(28.70)
12/31/2007	4,520,343	15.30	to	15.30	69,174,582	0.96	0.90	to	0.90	8.17	to	8.17
12/31/2006	4,545,134	14.15	to	14.15	64,298,334	1.45	0.90	to	0.90	21.97	to	21.97
Transamerica Clarion Global Real Estate Securities VP
12/31/2010	1,792,747	8.96	to	9.94	45,249,664	6.28	0.00	to	1.50	15.67	to	13.96
12/31/2009	1,918,495	7.74	to	8.73	42,497,293	-	0.00	to	1.50	33.42	to	31.45
12/31/2008	2,120,392	5.80	to	6.64	35,802,121	6.51	0.00	to	1.50	(42.38)	to	(33.61)
12/31/2007	2,640,827	10.07	to	30.40	78,152,720	6.51	0.00	to	0.90	(6.70)	to	(7.54)
12/31/2006	3,092,917	10.80	to	32.88	99,559,341	1.41	0.00	to	0.90	7.96	to	41.01

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Federated Market Opportunity VP
12/31/2010	2,142,565	$10.03	to	$9.07	$59,508,491	3.72%	0.00%	to	1.50%	(0.11)%	to	(1.59)%
12/31/2009	2,455,555	10.04	to	9.22	69,300,036	3.15	0.00	to	1.50	4.20	to	2.65
12/31/2008	2,776,710	9.63	to	8.98	76,620,436	4.63	0.00	to	1.50	(4.53)	to	(10.19)
12/31/2007	3,025,316	10.09	to	32.50	90,239,892	3.71	0.00	to	0.90	(0.48)	to	(1.37)
12/31/2006	3,472,419	10.14	to	32.96	107,177,707	1.66	0.00	to	0.90	1.38	to	1.84
Transamerica International Moderate Growth VP
12/31/2010	1,086,132	10.45	to	9.79	10,841,225	2.70	0.00	to	1.50	10.50	to	8.87
12/31/2009	1,085,246	9.46	to	8.99	9,885,528	2.72	0.00	to	1.50	29.69	to	27.78
12/31/2008	1,054,957	7.29	to	7.04	7,472,170	2.39	0.00	to	1.50	(36.12)	to	(29.63)
12/31/2007	779,229	11.42	to	11.17	8,709,877	1.27	0.00	to	0.90	8.69	to	7.72
12/31/2006 (1)	199,220	10.50	to	10.37	2,065,761	-	0.00	to	0.90	5.04	to	3.67
Transamerica JPMorgan Mid Cap Value VP
12/31/2010	443,622	15.12	to	17.99	7,977,312	1.82	0.75	to	0.90	22.07	to	21.89
12/31/2009	543,852	12.39	to	14.76	8,022,955	1.78	0.75	to	0.90	25.47	to	25.28
12/31/2008	662,629	9.87	to	11.78	7,801,733	1.39	0.75	to	0.90	(33.38)	to	(33.48)
12/31/2007	853,180	14.82	to	17.71	15,098,211	0.97	0.75	to	0.90	2.06	to	1.91
12/31/2006	1,072,445	14.52	to	17.38	18,616,424	0.80	0.75	to	0.90	16.37	to	16.20
Transamerica JPMorgan Enhanced Index VP
12/31/2010	159,313	10.12	to	10.48	2,022,985	1.37	0.00	to	1.50	15.17	to	13.47
12/31/2009	146,884	8.78	to	9.24	1,631,165	2.05	0.00	to	1.50	29.59	to	27.68
12/31/2008	143,853	6.78	to	7.24	1,244,001	5.56	0.00	to	1.50	(37.35)	to	(27.64)
12/31/2007	162,659	10.82	to	13.85	2,265,492	1.28	0.00	to	0.90	4.54	to	3.60
12/31/2006	124,431	10.35	to	13.37	1,668,793	1.10	0.00	to	0.90	3.48	to	14.29
Transamerica BlackRock Large Cap Value VP
12/31/2010	2,680,772	9.01	to	9.13	58,169,402	0.80	0.00	to	1.50	10.44	to	8.81
12/31/2009	2,096,273	8.16	to	8.39	41,943,389	1.48	0.00	to	1.50	13.99	to	12.31
12/31/2008	2,180,067	7.16	to	7.47	38,809,530	0.93	0.00	to	1.50	(33.89)	to	(25.29)
12/31/2007	2,530,736	10.83	to	27.70	68,941,852	0.95	0.00	to	0.90	4.64	to	3.70
12/31/2006	2,711,207	10.35	to	26.71	71,712,502	0.50	0.00	to	0.90	3.48	to	15.88
Transamerica AEGON High Yield Bond VP
12/31/2010	1,162,625	12.98	to	12.18	18,462,510	14.76	0.00	to	1.50	12.44	to	10.78
12/31/2009	843,437	11.55	to	11.00	12,028,440	11.92	0.00	to	1.50	47.24	to	45.06
12/31/2008	94,690	7.84	to	7.58	918,817	10.45	0.00	to	1.50	(25.20)	to	(24.19)
12/31/2007	102,108	10.48	to	13.28	1,336,203	5.62	0.00	to	0.90	1.85	to	0.94
12/31/2006	176,750	10.29	to	13.16	2,297,300	11.44	0.00	to	0.90	2.93	to	9.96
Transamerica PIMCO Total Return VP
12/31/2010	2,044,774	13.23	to	11.74	30,675,838	3.99	0.00	to	1.50	7.19	to	5.61
12/31/2009	2,049,990	12.35	to	11.12	28,964,781	6.81	0.00	to	1.50	16.03	to	14.32
12/31/2008	1,501,811	10.64	to	9.72	18,475,521	6.05	0.00	to	1.50	(2.79)	to	(2.76)
12/31/2007	1,060,366	10.94	to	12.85	13,571,965	2.52	0.00	to	0.90	8.95	to	7.97
12/31/2006	912,999	10.05	to	11.91	10,849,149	3.78	0.00	to	0.90	0.46	to	3.28
Transamerica Focus VP
12/31/2010	1,888,765	10.99	to	11.38	31,571,559	0.88	0.00	to	1.50	27.44	to	25.55
12/31/2009	2,028,036	8.62	to	9.06	26,897,044	2.57	0.00	to	1.50	27.91	to	26.02
12/31/2008	2,303,251	6.74	to	7.19	24,086,757	2.08	0.00	to	1.50	(36.36)	to	(28.08)
12/31/2007	2,656,984	10.59	to	16.66	44,097,690	1.32	0.00	to	0.90	1.04	to	0.13
12/31/2006	2,868,843	10.48	to	16.63	47,616,609	1.00	0.00	to	0.90	4.84	to	17.50

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica T. Rowe Price Small Cap VP
12/31/2010	1,795,626	$13.25	to	$12.34	$27,953,674	0.00%	0.00%	to	1.50%	34.42%	to	32.44%
12/31/2009	1,580,683	9.85	to	9.32	18,450,816	-	0.00	to	1.50	38.70	to	36.65
12/31/2008	1,643,169	7.10	to	6.82	13,944,419	1.72	0.00	to	1.50	(36.25)	to	(31.81)
12/31/2007	1,727,599	11.14	to	13.39	23,180,179	-	0.00	to	0.90	9.61	to	8.63
12/31/2006	1,776,439	10.17	to	12.33	21,921,541	-	0.00	to	0.90	1.67	to	2.67
Transamerica Diversified Equity VP
12/31/2010	8,007,260	10.14	to	9.65	216,229,392	1.04	0.00	to	1.50	16.85	to	15.12
12/31/2009	7,591,499	8.68	to	8.38	179,200,897	1.49	0.00	to	1.50	28.32	to	26.42
12/31/2008	8,271,349	6.76	to	6.63	153,798,351	1.91	0.00	to	1.50	(43.67)	to	(33.70)
12/31/2007	9,194,475	12.01	to	33.70	306,677,582	1.54	0.00	to	0.90	15.25	to	14.21
12/31/2006	9,611,118	10.42	to	29.51	282,192,209	1.27	0.00	to	0.90	4.21	to	17.73
Transamerica Third Avenue Value VP
12/31/2010	2,925,659	9.64	to	10.05	74,462,852	2.85	0.00	to	1.50	15.43	to	13.73
12/31/2009	3,355,690	8.35	to	8.83	74,986,432	-	0.00	to	1.50	34.88	to	32.89
12/31/2008	3,678,782	6.19	to	6.65	61,758,740	5.00	0.00	to	1.50	(41.15)	to	(33.52)
12/31/2007	4,281,762	10.52	to	29.87	123,946,756	3.90	0.00	to	0.90	1.20	to	0.29
12/31/2006	4,620,302	10.40	to	29.78	134,550,407	0.80	0.00	to	0.90	3.99	to	15.04
Transamerica Balanced VP
12/31/2010	7,285,593	12.24	to	11.47	114,812,439	0.69	0.00	to	1.50	24.12	to	22.29
12/31/2009	375,051	9.86	to	9.38	4,796,603	1.77	0.00	to	1.50	26.30	to	24.43
12/31/2008	362,719	7.81	to	7.54	3,708,306	1.79	0.00	to	1.50	(32.40)	to	(24.65)
12/31/2007	440,115	11.55	to	15.28	6,717,223	1.12	0.00	to	0.90	13.61	to	12.59
12/31/2006	379,220	10.17	to	13.58	5,142,053	1.00	0.00	to	0.90	1.66	to	8.15
Transamerica AllianceBernstein Dynamic Allocation VP
12/31/2010	228,404	11.04	to	9.61	3,385,087	5.37	0.00	to	1.50	9.29	to	7.67
12/31/2009	233,242	10.10	to	8.93	3,191,995	3.68	0.00	to	1.50	31.30	to	29.36
12/31/2008	266,164	7.69	to	6.90	2,793,827	5.78	0.00	to	1.50	(36.87)	to	(30.98)
12/31/2007	279,677	12.19	to	16.94	4,705,341	1.85	0.00	to	0.90	18.63	to	17.57
12/31/2006	203,694	10.27	to	14.41	2,910,028	1.55	0.00	to	0.90	2.74	to	9.91
Transamerica WMC Diversified Growth VP
12/31/2010	41,871,514	9.73	to	9.56	611,309,502	0.54	0.00	to	1.50	17.81	to	16.07
12/31/2009	45,909,649	8.26	to	8.24	574,078,382	0.95	0.00	to	1.50	29.20	to	27.29
12/31/2008	49,835,316	6.39	to	6.47	486,736,537	0.23	0.00	to	1.50	(46.00)	to	(35.27)
12/31/2007	54,982,922	11.84	to	18.26	1,003,665,346	0.02	0.00	to	0.90	16.29	to	15.24
12/31/2006	60,255,025	10.18	to	15.85	954,551,153	-	0.00	to	0.90	1.84	to	7.75
Transamerica Growth Opportunities VP
12/31/2010	3,289,279	13.84	to	12.69	61,258,801	0.04	0.00	to	1.50	35.66	to	33.66
12/31/2009	3,217,175	10.20	to	9.49	44,546,427	0.35	0.00	to	1.50	36.86	to	34.84
12/31/2008	3,512,963	7.46	to	7.04	35,860,695	3.63	0.00	to	1.50	(40.90)	to	(29.61)
12/31/2007	4,037,636	12.62	to	17.41	70,373,607	0.05	0.00	to	0.90	23.09	to	21.98
12/31/2006	4,058,333	10.25	to	14.28	57,967,034	0.23	0.00	to	0.90	2.50	to	4.16
Transamerica Money Market VP
12/31/2010	2,879,808	10.85	to	9.74	55,703,313	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2009	3,395,492	10.85	to	9.89	66,003,875	0.15	0.00	to	1.50	0.13	to	(1.35)
12/31/2008	5,511,162	10.84	to	10.02	106,465,305	2.29	0.00	to	1.50	2.39	to	0.22
12/31/2007	3,033,916	10.58	to	20.99	60,281,924	4.86	0.00	to	0.90	5.03	to	4.09
12/31/2006	2,564,345	10.08	to	20.17	50,440,206	4.68	0.00	to	0.90	0.78	to	3.80

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Corresponding to Lowest to Highest Expense Ratio***

Transamerica Small/MidCap Value VP
12/31/2010	1,809,020	$14.36	to	$10.83	$36,122,323	0.82%	0.00%	to	1.50%	30.41%	to	28.49%
12/31/2009	1,536,758	11.01	to	8.43	23,766,218	3.32	0.00	to	1.50	43.21	to	41.10
12/31/2008	1,401,587	7.69	to	5.98	15,296,736	1.93	0.00	to	1.50	(40.87)	to	(40.25)
12/31/2007	1,276,888	13.00	to	18.64	23,810,752	1.00	0.00	to	0.90	24.74	to	23.62
12/31/2006	741,989	10.42	to	15.07	11,194,015	0.97	0.00	to	0.90	4.20	to	17.00
Transamerica U.S. Government Securities VP
12/31/2010	889,073	12.49	to	11.08	11,996,681	3.14	0.00	to	1.50	4.40	to	2.86
12/31/2009	747,743	11.97	to	10.77	9,746,046	2.39	0.00	to	1.50	4.47	to	2.92
12/31/2008	1,695,537	11.46	to	10.47	21,286,906	2.86	0.00	to	1.50	7.66	to	4.69
12/31/2007	117,328	10.64	to	11.91	1,376,520	4.45	0.00	to	0.90	6.05	to	5.10
12/31/2006	58,559	10.03	to	11.34	662,140	3.52	0.00	to	0.90	0.34	to	2.35
Transamerica Morgan Stanley Mid-Cap Growth VP
12/31/2010	6,111,664	14.73	to	12.81	315,951,891	0.12	0.00	to	1.50	33.90	to	31.92
12/31/2009	6,505,939	11.00	to	9.71	256,353,724	-	0.00	to	1.50	60.56	to	58.19
12/31/2008	6,901,583	6.85	to	6.14	171,968,478	2.07	0.00	to	1.50	(46.29)	to	(38.60)
12/31/2007	7,648,279	12.76	to	47.36	358,556,956	-	0.00	to	0.90	22.53	to	21.43
12/31/2006	7,997,423	10.41	to	39.00	310,555,164	-	0.00	to	0.90	4.10	to	8.93
Transamerica Index 50 VP
12/31/2010	22,580	10.73	to	10.95	237,099	1.34	0.00	to	1.50	11.07	to	9.43
12/31/2009	9,982	9.66	to	10.00	95,207	0.20	0.00	to	1.50	16.62	to	14.90
12/31/2008 (1)	13,078	8.28	to	8.71	107,640	-	0.00	to	1.50	(17.20)	to	(12.93)
Transamerica Index 75 VP
12/31/2010	126,380	10.23	to	10.67	1,263,507	1.27	0.00	to	1.50	13.15	to	11.48
12/31/2009	87,173	9.04	to	9.57	776,576	0.36	0.00	to	1.50	23.68	to	21.85
12/31/2008 (1)	19,265	7.31	to	7.85	139,984	-	0.00	to	1.50	(26.90)	to	(21.47)
Transamerica Efficient Markets VP
12/31/2010	25,422	13.75	to	13.41	344,545	0.86	0.00	to	1.50	12.67	to	11.01
12/31/2009 (1)	10,705	12.20	to	12.08	129,907	0.02	0.00	to	1.50	22.03	to	20.82
Transamerica Hanlon Balanced VP
12/31/2010	981,490	11.03	to	10.76	10,667,540	0.37	0.00	to	1.50	(3.28)	to	(4.71)
12/31/2009 (1)	413,683	11.40	to	11.29	4,689,366	-	0.00	to	1.50	14.00	to	12.87
Transamerica Hanlon Growth & Income VP
12/31/2010	867,427	11.22	to	10.94	9,594,997	0.63	0.00	to	1.50	(1.85)	to	(3.30)
12/31/2009 (1)	584,425	11.43	to	11.32	6,641,823	-	0.00	to	1.50	14.30	to	13.17
Transamerica Hanlon Growth VP
12/31/2010	1,260,674	11.47	to	11.19	14,255,487	0.94	0.00	to	1.50	(0.44)	to	(1.91)
12/31/2009 (1)	900,763	11.52	to	11.41	10,317,734	-	0.00	to	1.50	15.20	to	14.06
Transamerica Hanlon Managed Income VP
12/31/2010	2,580,151	11.13	to	10.86	28,321,102	0.20	0.00	to	1.50	0.39	to	(1.09)
12/31/2009 (1)	1,569,291	11.09	to	10.98	17,304,606	-	0.00	to	1.50	10.90	to	9.80
Transamerica Multi Managed Large Cap Core VP
12/31/2010	164,285	15.82	to	15.43	2,560,486	0.65	0.00	to	1.50	19.17	to	17.41
12/31/2009 (1)	158,510	13.27	to	13.14	2,091,116	0.77	0.00	to	1.50	32.71	to	31.39

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
Transamerica Foxhall Emerging Markets/Pacific Rim VP
12/31/2010	1,453,143	$11.35	to	$11.10	$16,285,688	0.31%	0.00%	to	1.50%	3.56%	to	2.03%
12/31/2009 (1)	1,084,650	10.96	to	10.88	11,837,546	-	0.00	to	1.50	9.60	to	8.79
Transamerica Foxhall Global Conservative VP
12/31/2010	219,826	9.51	to	9.30	2,063,120	0.11	0.00	to	1.50	(5.79)	to	(7.18)
12/31/2009 (1)	159,484	10.09	to	10.01	1,602,285	-	0.00	to	1.50	0.90	to	0.15
Transamerica Foxhall Global Growth VP
12/31/2010	1,500,214	11.64	to	11.39	17,249,298	0.25	0.00	to	1.50	5.56	to	4.00
12/31/2009 (1)	1,091,078	11.03	to	10.95	11,983,788	-	0.00	to	1.50	10.30	to	9.48
Transamerica Foxhall Global Hard Asset VP
12/31/2010	911,158	10.69	to	10.45	9,619,762	0.14	0.00	to	1.50	3.39	to	1.87
12/31/2009 (1)	651,788	10.34	to	10.26	6,711,223	-	0.00	to	1.50	3.40	to	2.63
Transamerica Jennison Growth VP
12/31/2010 (1)	983,566	10.84	to	10.73	10,598,851	0.05	0.00	to	1.50	8.40	to	7.32
Fidelity VIP Contrafund®
12/31/2010	1,277,562	13.87	to	13.87	17,720,846	1.02	0.90	to	0.90	15.88	to	15.88
12/31/2009	1,385,317	11.97	to	11.97	16,581,630	1.18	0.90	to	0.90	34.26	to	34.26
12/31/2008	1,489,388	8.92	to	8.92	13,278,218	0.76	0.90	to	0.90	(43.20)	to	(43.20)
12/31/2007	1,662,224	15.70	to	15.70	26,091,850	0.74	0.90	to	0.90	16.25	to	16.25
12/31/2006	1,791,909	13.50	to	13.50	24,195,515	0.98	0.90	to	0.90	10.44	to	10.44
Fidelity VIP Equity-Income
12/31/2010	656,922	12.49	to	12.49	8,204,632	1.63	0.90	to	0.90	13.89	to	13.89
12/31/2009	711,747	10.97	to	10.97	7,805,053	2.09	0.90	to	0.90	28.73	to	28.73
12/31/2008	776,801	8.52	to	8.52	6,617,524	2.18	0.90	to	0.90	(43.32)	to	(43.32)
12/31/2007	892,431	15.03	to	15.03	13,414,208	1.52	0.90	to	0.90	0.36	to	0.36
12/31/2006	1,015,129	14.98	to	14.98	15,203,106	3.03	0.90	to	0.90	18.86	to	18.86
Fidelity VIP Growth Opportunities
12/31/2010	451,620	8.16	to	8.16	3,683,913	-	0.90	to	0.90	22.37	to	22.37
12/31/2009	541,193	6.67	to	6.67	3,607,491	0.26	0.90	to	0.90	44.16	to	44.16
12/31/2008	491,716	4.62	to	4.62	2,273,581	0.11	0.90	to	0.90	(55.54)	to	(55.54)
12/31/2007	661,082	10.40	to	10.40	6,874,952	-	0.90	to	0.90	21.80	to	21.80
12/31/2006	446,408	8.54	to	8.54	3,811,402	0.47	0.90	to	0.90	4.18	to	4.18
Fidelity VIP Index 500
12/31/2010	757,255	9.89	to	10.11	9,418,539	1.86	0.00	to	1.50	14.73	to	13.03
12/31/2009	717,829	8.62	to	8.94	7,869,261	2.41	0.00	to	1.50	26.30	to	24.43
12/31/2008	631,997	6.83	to	7.19	5,528,303	2.38	0.00	to	1.50	(37.16)	to	(28.13)
12/31/2007	457,757	10.86	to	13.56	6,471,158	3.39	0.00	to	0.90	5.18	to	4.24
12/31/2006	344,135	10.33	to	13.01	4,682,372	1.24	0.00	to	0.90	3.27	to	14.41
ProFund VP Bull
12/31/2010	880,494	9.31	to	9.73	8,807,186	0.14	0.00	to	1.50	12.58	to	10.91
12/31/2009	1,069,349	8.27	to	8.78	9,581,607	1.38	0.00	to	1.50	24.34	to	22.51
12/31/2008	118,938	6.65	to	7.16	863,897	-	0.00	to	1.50	(37.67)	to	(28.37)
12/31/2007	99,749	10.67	to	11.75	1,172,564	0.21	0.00	to	0.90	3.55	to	2.62
12/31/2006 (1)	736,714	10.31	to	11.45	8,437,699	0.07	0.00	to	0.90	3.09	to	14.52

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Money Market
12/31/2010	1,269,322	$10.54	to	$9.66	$13,069,723	0.02%	0.00%	to	1.50%	0.02%	to	(1.46)%
12/31/2009	1,731,987	10.54	to	9.80	17,988,781	0.04	0.00	to	1.50	0.03	to	(1.45)
12/31/2008	3,316,146	10.53	to	9.94	34,730,445	0.80	0.00	to	1.50	0.84	to	(0.57)
12/31/2007	2,531,148	10.45	to	10.47	26,514,159	3.20	0.00	to	0.90	3.77	to	2.84
12/31/2006 (1)	144,185	10.07	to	10.18	1,467,986	2.09	0.00	to	0.90	0.68	to	1.81
ProFund VP NASDAQ-100
12/31/2010	280,798	12.32	to	11.49	3,763,880	-	0.00	to	1.50	18.24	to	16.50
12/31/2009	309,635	10.42	to	9.86	3,532,987	-	0.00	to	1.50	52.01	to	49.76
12/31/2008	203,103	6.86	to	6.59	1,543,465	-	0.00	to	1.50	(42.48)	to	(34.13)
12/31/2007	956,045	11.92	to	13.33	12,749,323	-	0.00	to	0.90	17.62	to	16.57
12/31/2006 (1)	80,871	10.13	to	11.43	924,473	-	0.00	to	0.90	1.34	to	14.31
ProFund VP Short Small-Cap
12/31/2010	253,954	6.12	to	5.13	1,345,858	-	0.00	to	1.50	(28.94)	to	(30.00)
12/31/2009	411,632	8.61	to	7.32	3,097,540	0.65	0.00	to	1.50	(32.37)	to	(33.37)
12/31/2008	410,993	12.73	to	10.99	4,620,257	2.41	0.00	to	1.50	24.08	to	9.92
12/31/2007	154,615	10.26	to	9.13	1,411,173	6.97	0.00	to	0.90	4.53	to	3.59
12/31/2006 (1)	18,450	9.82	to	8.81	162,543	0.15	0.00	to	0.90	(1.82)	to	(11.90)
ProFund VP Small-Cap
12/31/2010	117,806	10.18	to	11.15	1,271,453	-	0.00	to	1.50	24.79	to	22.95
12/31/2009	120,140	8.15	to	9.07	1,048,224	-	0.00	to	1.50	26.07	to	24.21
12/31/2008	199,978	6.47	to	7.30	1,396,212	-	0.00	to	1.50	(35.40)	to	(26.96)
12/31/2007	160,363	10.01	to	10.90	1,748,012	0.23	0.00	to	0.90	(2.21)	to	(3.09)
12/31/2006 (1)	303,258	10.24	to	11.25	3,410,298	-	0.00	to	0.90	2.39	to	12.45
Access VP High Yield
12/31/2010	153,131	13.57	to	12.88	2,027,460	6.13	0.00	to	1.50	16.37	to	14.66
12/31/2009	682,198	11.66	to	11.23	7,829,265	8.96	0.00	to	1.50	16.91	to	15.19
12/31/2008 (1)	1,024,119	9.98	to	9.75	10,141,967	7.35	0.00	to	1.50	(0.23)	to	(2.47)
ProFund VP Europe 30
12/31/2010	35,416	8.22	to	8.22	284,103	1.53	0.00	to	1.50	2.63	to	1.12
12/31/2009	54,733	8.01	to	8.13	431,550	3.65	0.00	to	1.50	32.30	to	30.34
12/31/2008 (1)	36,559	6.05	to	6.24	219,656	2.60	0.00	to	1.50	(39.47)	to	(37.62)
ProFund VP Oil & Gas
12/31/2010	628,257	8.70	to	7.76	5,332,083	0.43	0.00	to	1.50	17.76	to	16.02
12/31/2009	601,195	7.39	to	6.69	4,371,867	-	0.00	to	1.50	15.50	to	13.79
12/31/2008 (1)	287,574	6.40	to	5.88	1,826,872	-	0.00	to	1.50	(36.01)	to	(41.24)
ProFund VP UltraSmall-Cap
12/31/2010	829,608	8.42	to	9.34	6,826,647	-	0.00	to	1.50	48.44	to	46.25
12/31/2009	514,743	5.67	to	6.39	2,876,036	0.09	0.00	to	1.50	40.18	to	38.10
12/31/2008 (1)	107,616	4.05	to	4.62	432,263	0.70	0.00	to	1.50	(59.55)	to	(53.76)
ProFund VP Utilities
12/31/2010	163,393	8.84	to	8.18	1,410,040	2.82	0.00	to	1.50	5.95	to	4.38
12/31/2009	223,809	8.35	to	7.84	1,838,272	4.24	0.00	to	1.50	10.73	to	9.10
12/31/2008 (1)	61,007	7.54	to	7.19	456,532	1.49	0.00	to	1.50	(24.62)	to	(28.14)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Consumer Services
12/31/2010	74,047	$11.30	to	$12.14	$816,386	-	0.00%	to	1.50%	21.39%	to	19.60%
12/31/2009	18,603	9.30	to	10.15	170,351	-	0.00	to	1.50	30.80	to	28.87
12/31/2008 (1)	19,837	7.11	to	7.88	140,060	-	0.00	to	1.50	(28.86)	to	(21.22)
ProFund VP Pharmaceuticals
12/31/2010	62,654	10.20	to	10.48	623,810	4.80%	0.00	to	1.50	0.48	to	(1.01)
12/31/2009	59,997	10.15	to	10.59	599,768	1.75	0.00	to	1.50	16.90	to	15.17
12/31/2008 (1)	51,607	8.69	to	9.20	445,070	2.58	0.00	to	1.50	(13.13)	to	(8.04)
ProFund VP Small-Cap Value
12/31/2010	49,925	10.70	to	11.24	521,884	0.13	0.00	to	1.50	22.10	to	20.30
12/31/2009	201,181	8.76	to	9.34	1,734,523	0.18	0.00	to	1.50	20.40	to	18.62
12/31/2008 (1)	21,460	7.28	to	7.88	154,996	-	0.00	to	1.50	(27.25)	to	(21.24)
ProFund VP Falling U.S. Dollar
12/31/2010	56,113	9.21	to	8.71	504,230	-	0.00	to	1.50	(2.59)	to	(4.03)
12/31/2009	65,423	9.45	to	9.07	608,825	3.24	0.00	to	1.50	3.32	to	1.79
12/31/2008 (1)	83,658	9.15	to	8.91	760,102	-	0.00	to	1.50	8.51	to	10.88
ProFund VP Emerging Markets
12/31/2010	2,157,293	9.03	to	9.75	19,013,392	-	0.00	to	1.50	9.77	to	8.15
12/31/2009	1,372,513	8.22	to	9.02	11,111,642	0.13	0.00	to	1.50	62.36	to	59.96
12/31/2008 (1)	144,687	5.07	to	5.64	727,622	0.75	0.00	to	1.50	(49.34)	to	(43.64)
ProFund VP International
12/31/2010	977,030	8.12	to	8.44	7,742,694	-	0.00	to	1.50	7.80	to	6.21
12/31/2009	745,355	7.53	to	7.95	5,526,517	0.03	0.00	to	1.50	24.65	to	22.80
12/31/2008 (1)	64,766	6.04	to	6.47	388,476	1.25	0.00	to	1.50	(39.58)	to	(35.28)
ProFund VP Asia 30
12/31/2010	646,594	9.76	to	11.01	6,160,651	0.07	0.00	to	1.50	13.90	to	12.22
12/31/2009	814,042	8.57	to	9.81	6,866,995	1.14	0.00	to	1.50	54.20	to	51.92
12/31/2008 (1)	112,114	5.56	to	6.46	618,511	1.21	0.00	to	1.50	(44.43)	to	(35.44)
ProFund VP Japan
12/31/2010	48,243	6.75	to	6.71	317,483	-	0.00	to	1.50	(6.53)	to	(7.91)
12/31/2009	17,702	7.22	to	7.29	125,805	0.60	0.00	to	1.50	10.33	to	8.70
12/31/2008 (1)	9,022	6.54	to	6.71	58,614	18.13	0.00	to	1.50	(34.56)	to	(32.93)
ProFund VP Short NASDAQ-100
12/31/2010	99,793	5.97	to	5.91	581,354	-	0.00	to	1.50	(21.18)	to	(22.35)
12/31/2009	98,258	7.58	to	7.62	732,716	0.31	0.00	to	1.50	(40.66)	to	(41.54)
12/31/2008 (1)	98,269	12.77	to	13.03	1,246,070	2.44	0.00	to	1.50	27.72	to	30.26
ProFund VP U.S. Government Plus
12/31/2010	301,462	11.21	to	10.70	3,297,051	0.45	0.00	to	1.50	10.11	to	8.49
12/31/2009	228,350	10.18	to	9.87	2,287,999	0.05	0.00	to	1.50	(32.62)	to	(33.62)
12/31/2008 (1)	283,538	15.11	to	14.86	4,253,928	1.06	0.00	to	1.50	51.14	to	48.62
ProFund VP Basic Materials
12/31/2010	842,823	9.95	to	9.73	8,181,637	0.55	0.00	to	1.50	29.69	to	27.78
12/31/2009	741,812	7.67	to	7.62	5,600,499	0.90	0.00	to	1.50	62.37	to	59.97
12/31/2008 (1)	129,552	4.72	to	4.76	607,611	0.21	0.00	to	1.50	(52.76)	to	(52.38)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

4.Financial Highlights (continued)
Sub account	Year Ended	Units	Unit FairValue Corresponding to Lowest to Highest Expense Ratio		Net Assets	Invest ment Income Ratio*	Expense Ratio Lowest to Highest**			Total Return Corresponding to Lowest to Highest Expense Ratio***
ProFund VP Financials
12/31/2010	297,817	$6.82	to	$8.43	$1,983,828	0.24%	0.00%	to	1.50%	10.93%	to	9.29%
12/31/2009	295,380	6.15	to	7.72	1,788,997	1.87	0.00	to	1.50	15.01	to	13.31
12/31/2008 (1)	104,586	5.35	to	6.81	555,616	1.56	0.00	to	1.50	(46.51)	to	(31.89)
ProFund VP Precious Metals
12/31/2010	1,062,460	10.75	to	11.14	11,151,546	-	0.00	to	1.50	32.93	to	30.97
12/31/2009	738,773	8.09	to	8.51	5,881,222	0.91	0.00	to	1.50	35.33	to	33.33
12/31/2008 (1)	365,031	5.98	to	6.38	2,165,703	3.70	0.00	to	1.50	(40.24)	to	(36.21)
ProFund VP Telecommunications
12/31/2010	39,952	9.66	to	9.91	376,895	3.94	0.00	to	1.50	15.68	to	13.98
12/31/2009	29,614	8.35	to	8.69	243,481	3.96	0.00	to	1.50	7.32	to	5.73
12/31/2008 (1)	58,055	7.78	to	8.22	448,505	1.66	0.00	to	1.50	(22.17)	to	(17.79)
ProFund VP Mid-Cap
12/31/2010	262,715	10.73	to	10.80	2,750,087	-	0.00	to	1.50	24.05	to	22.22
12/31/2009	687,103	8.65	to	8.84	5,848,174	-	0.00	to	1.50	32.88	to	30.91
12/31/2008 (1)	121,297	6.51	to	6.75	783,701	0.70	0.00	to	1.50	(34.93)	to	(32.48)
ProFund VP Short Emerging Markets
12/31/2010	65,112	5.54	to	4.96	351,515	-	0.00	to	1.50	(18.42)	to	(19.63)
12/31/2009	72,599	6.79	to	6.17	484,875	-	0.00	to	1.50	(48.71)	to	(49.47)
12/31/2008 (1)	128,412	13.23	to	12.21	1,686,787	0.08	0.00	to	1.50	32.34	to	22.07
ProFund VP Short International
12/31/2010	81,702	7.66	to	6.91	610,615	-	0.00	to	1.50	(14.69)	to	(15.96)
12/31/2009	97,210	8.98	to	8.22	859,623	-	0.00	to	1.50	(30.28)	to	(31.31)
12/31/2008 (1)	143,672	12.88	to	11.97	1,837,683	0.05	0.00	to	1.50	28.85	to	19.73
Franklin Templeton VIP Founding Funds Allocation
12/31/2010	32,527	14.24	to	13.89	456,236	2.63	0.00	to	1.50	10.24	to	8.61
12/31/2009 (1)	15,380	12.91	to	12.79	197,428	4.77	0.00	to	1.50	29.14	to	27.87
AllianceBernstein Balanced Wealth Strategy
12/31/2010	44,709	13.82	to	13.48	609,047	2.05	0.00	to	1.50	10.30	to	8.67
12/31/2009 (1)	21,898	12.53	to	12.41	272,849	0.28	0.00	to	1.50	25.33	to	24.09

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

5. Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.

Under all forms of the contracts, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the Contracts.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Taxes

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL. Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable life contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.  Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account
Notes to Financial Statements
December 31, 2010

8. Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

         a) Quoted prices for similar assets or liabilities in active markets
         b) Quoted prices for identical or similar assets or liabilities in non-active markets
         c) Inputs other than quoted market prices that are observable
         d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

                                                                                                                                                             S-104

Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at

December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010, 2009, and 2008 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities. Also, as discussed in Note 2 to the financial statements, at

December 31, 2008 Western Reserve Life Assurance Co. of Ohio, with the permission of the Ohio Superintendent of Insurance, changed its policy for deferred income taxes.

/s/Ernst & Young LLP

April 5, 2011

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

 See accompanying notes.

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis
 (Dollars in Thousands)

See accompanying notes.

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis
 (Dollars in Thousands)

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis
 (Dollars in Thousands)
December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, LLC (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value.  If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses.  Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Securities Lending Assets and Liabilities:  Beginning December 31, 2010, for securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet.  Prior to 2010, cash collateral received from securities lending was not recorded on the Company’s balance sheet because the cash collateral was restricted.  Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes:  Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note.  Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.  Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2010 and 2009, the Company did not exclude any investment income due and accrued with respect to such practices.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Futures are marked to market on a daily basis and a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.   These gains and losses may be included in IMR or
AVR if the hedged instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $378,162, $456,377 and $732,493, in 2010, 2009 and 2008, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $319,607, $342,329 and $113,994, in 2010, 2009 and 2008, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan.  No stock options were issued during 2010 or 2009.

The Company's employees participate in various stock appreciation rights (SAR) plans issued by AEGON.  In accordance with Statement of SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus.    No benefit or expense relating to these plans was recorded by the company for the year ended December 31, 2010. The Company recorded a benefit of $7 and $1,628 for the years ended December 31, 2009 and 2008, respectively.  In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $3 for the year ended December 31, 2008.  The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2010 or 2009.

Recent Accounting Pronouncements

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.  As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet.  Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral asset).  A separate liability is also established to record the obligation to return the cash collateral (payable for securities lending).  This change in accounting principle increased assets and liabilities by $193,926 with no impact to surplus.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective December 31, 2010, the Company adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard.  This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements.  The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position.  See Note 4 for further details.

During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR.  The revisions clarify that an AVR / IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment).  These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis.

During 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities.  The revised definitions will most likely result in more securities being accounted for under SSAP No. 43R.  Companies are to prospectively apply the clarified guidance effective January 1, 2011.  The Company is in the process of determining the impact of these changes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective September 30, 2009, the Company adopted SSAP No. 43R.  This statement establishes statutory accounting principles for investments in loan-backed and structured securities.  The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.  SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI).  If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value.  If the Company does not expect to recover the entire amortized cost basis of a security, an  OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP.  Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows.  The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009.  This change in accounting principle reduced surplus by a net amount of $10 ($6 net of tax), which includes impairments of $4,270 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $4,260, which have been removed from the component of change in net unrealized gains/losses.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R.  This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  This statement temporarily replaces SSAP No. 10, Income Taxes.  Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character.  If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs.  When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions  for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross
DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against gross DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs.  Prior to the adoption of SSAP No. 10R, the Company obtained permission from the state of Ohio to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 – Prescribed and Permitted Statutory Accounting Practices.  The election of the permitted practice at December 31, 2008 resulted in an increase to surplus of $45,322, which has been reflected as an aggregate write-in for other than special surplus funds.  At December 31, 2009, the Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2009 as the use of the permitted practice expired as of December 15, 2009.  As a result of this election, surplus increased by $70,527 and $46,066 at December 31, 2010 and 2009 respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2010 financial statements.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 13 for further discussion of the Company’s consideration of subsequent events.

In September 2008, the NAIC issued SSAP No. 99.  This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI.  Prior to SSAP No. 99, the Company’s previously impaired investments were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities.  The Company adopted SSAP No. 99 on January 1, 2009.  The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financial statements at adoption.

Reclassifications

Certain reclassifications have been made to the 2009 and 2008 financial statements to conform to the 2010 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed by the Insurance Department of the State of Ohio.  The Insurance Department of the State of Ohio recognizes only statutory accounting practices prescribed or permitted by the State of Ohio for determining and reporting the financial condition and results of operation of an insurance company for determining its solvency under Ohio Insurance Law.  The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

2. Prescribed and Permitted Statutory Accounting Practices (continued)

At December 31, 2008, the Company, with the permission of the Ohio Superintendent of Insurance, determined the admitted amount of deferred income tax assets pursuant to Ohio Bulletin 2009-04.  Bulletin 2009-04 increased the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expanded the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%.  The Company did not utilize this permitted practice during 2010 or 2009 and instead opted to calculate deferred income taxes using the provisions of SSAP No. 10R.

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Ohio is shown below:

2010		2009		2008
Net Income (Loss), State of Ohio Basis	**$**	**123,139**	$	115,655	$	(59,128)
State permitted practices (Income)		–		–		–
Net Income (Loss) , NAIC SAP	**$**	**123,139**	$	115,655	$	(59,128)
Statutory Surplus, State of Ohio Basis	**$**	**511,264**	$	363,146	$	280,092
State permitted practices (Surplus)		–		–		(45,322)
Statutory Surplus, NAIC SAP	**$**	**511,264**	$	363,146	$	234,770

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indexes, third party pricing services, brokers, external fund managers and internal models.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans:  Carrying value of policy loans approximates their fair value.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short term and long term debt instruments.  The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short - Term Investments and Bonds and Stocks.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Receivable from/Payable to Parent, Subsidiaries, and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing).  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models.  Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

 Level 1 -                 Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Fair Value Measurements

During 2010, amendments were made to SSAP No. 100 to eliminate the requirement to differentiate and report fair value measurements on separate recurring and non-recurring schedules.  Instead, for December 31, 2010, all fair value measurements will be reported on a single schedule by class.  The 2009 schedules were not required to be restated.

The following table provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2010:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Bonds classified in Level 2 are valued using inputs from third party pricing or corroborated broker quotes.  Level 3 measurements for bonds are primarily those valued using non-corroborated broker quotes or internal modeling.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

For derivatives, those classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

The following table summarizes the changes in assets and liabilities classified in Level 3 for 2010:
The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

The following table provides information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following table summarizes the changes in assets and liabilities classified in Level 3 for 2009:

Assets measured at fair value on a non-recurring basis

For the year ended December 31, 2009, the Company reported certain assets at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment).  The Company reported the following financial instruments at fair value on a non-recurring basis:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments

The carrying amount and estimated fair value of investments in bonds are as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

At December 31, 2010 and 2009, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 31 and 61 with a carrying amount of $105,753 and $157,040 and an unrealized loss of $16,109 and $33,409, with an average price of 84.8 and 78.7 (fair value/amortized cost).  Of this portfolio, 79.3% and 81.0% were investment grade with associated unrealized losses of $9,864 and $23,639, respectively.

At December 31, 2010 and 2009, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 52 and 63  securities with a carrying amount of $147,068 and $290,130 and an unrealized loss of $5,653 and $7,985 with an average price of 96.2 and 97.3 (fair value/amortized cost).  Of this portfolio, 100.0% and 99.40% were investment grade with associated unrealized losses of $5,653 and $7,808, respectively.

The estimated fair value of bonds with gross unrealized losses at December 31, 2010 and 2009 are as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

The carrying amount and estimated fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without penalties.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  For asset-backed securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Asset-backed securities (ABS), Commercial mortgage-backed securities (CMBS), and Residential mortgage-backed securities (RMBS) are securitizations of underlying pools of assets. At December 31, 2010, the Company’s ABS, CMBS, and RMBS portfolios had fair values less than the carrying amounts of $12,243, $1,555 and $1,872, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

All ABS, CMBS and RMBS assets are monitored and reviewed at least quarterly. Where ratings have declined to below investment grade on nonhousing related ABS, the individual debt securities have been modeled to determine if cash flow models indicate a credit event will impact future cash flows and resulting impairments have been taken.  For non-conduit CMBS, the Company’s internal asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. For housing related ABS, conduit CMBS and RMBS, detailed cash flow models using the current collateral pool and capital structure on the portfolio are performed. Model output is generated under base and several stress-case scenarios. The Company’s internal asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Once the entire pool is modeled, results are then closely analyzed by the Company’s internal asset specialist to determine whether or not our particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.  If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

As the remaining unrealized losses in the ABS, CMBS and RMBS portfolios relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2010.

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority.  The Company does not sell or buy subprime mortgages directly.   The Company's exposure to subprime mortgages is through ABS.  These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral.  Most of the underlying mortgages within the pool have FICO scores below 660 at issuance.  Therefore, the ABS has been classified by the Company as a subprime mortgage position.  Also included in the Company's total subprime mortgage position are ABS with second lien mortgages as collateral.  The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it is the second priority in terms of repayment.  The Company does not have any "direct" residential mortgages to subprime borrowers outside of the ABS structures.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

The actual cost, carrying amount and fair value of the Company's subprime residential mortgage-backed ABS holdings at December 31, 2010 are $45,281, $40,139 and $34,206, respectively.  At December 31, 2009, the actual cost, carrying amount and fair value of the Company’s subprime residential mortgage-backed ABS holdings were $48,205, $43,240 and $33,365, respectively.

The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value. There were no securities other-than-temporary impaired during 2010 due to intent to sell or lack of intent and ability to hold.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
4. Investments (continued)

The following loan-backed and structured securities were held at December 31,2010, for which an OTTI had been previously recognized:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2010 and 2009 is as follows:

Detail of net investment income is presented below:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses of $468, $8,814 and $4,739 in 2010, 2009 and 2008, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments are summarized below:

The Company did not have any recorded investments in restructured securities at December 31, 2010.  At December 31, 2009,  the Company had recorded investments in restructured securities of $740.  The capital losses taken as a direct result of restructures in 2009 were $782. The Company often has impaired a security prior to the restructure date.  These impairments are not included in the calculation of restructure-related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

At December 31, 2010 and 2009, bonds with an aggregate carrying value of $3,973 and $4,013, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

During 2010 and 2009, the Company did not issue any mortgage loans.

During 2010, 2009 and 2008, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2010 and 2009, the Company held a mortgage loan loss reserve in the asset valuation reserve of $85 and $48, respectively.

At December 31, 2010, the Company had five LIHTC investments.  The remaining years of unexpired tax credits ranged from one to eleven and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from five to sixteen years.  The amount of contingent equity commitments expected to be paid during the years 2011 to 2012 is $1,024.  The Company has no contingent equity commitments related to LIHTC beyond the year 2012.  There were no impairment losses, write-downs or reclassifications during 2010 related to these credits.

At December 31, 2009, the Company had four LIHTC investments.  The remaining years of unexpired tax credits ranged from two to eleven and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from six to fifteen years.  The amount of contingent equity commitments expected to be paid during the years 2010 to 2012 is $1,056.  The Company has no contingent equity commitments related to LIHTC beyond the year 2012.  There were no impairment losses, write-downs or reclassifications during 2009 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2010 and 2009:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
4. Investments (continued)
*The unused amount reflects credits that the Company deems will be realizable in the period from 2011 to 2014.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits as of December 31, 2010 and 2009.

The Company issues products providing the customer a return based on various global equity market indices.  The Company uses global future contracts and/or options to hedge the liability option risk associated with these products.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings of ‘A’ or better.  The credit exposure of swaps is represented by the fair value contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.  At December 31, 2010, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value.  At December 31, 2010, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $971.

At December 31, 2010 and 2009, respectively, the Company has recorded $(971) and $(748) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized loss.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

The Company did not recognize any unrealized gains or losses during 2010 or 2009 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company uses variance swaps to reduce market risk in minimum guarantee equity index contracts arising from mismatches between assets and liabilities.  A variance swap is an arrangement whereby two parties (counterparties) enter into an agreement to pay a specified amount linked to the underlying index upon termination.  The final fair value is calculated using a combination of the value of the underlying at termination, and the value of the variance swap at initiation multiplied by an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract. Periodic interest payments and a final payout upon termination can be made by either party.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2010 and 2009, respectively, the Company had outstanding receive fixed - pay fixed swaps with a notional amount of $4 and $5.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts.  The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.  The Company recognized net realized gains (losses) from futures contracts in the amount of $(9,000), $(22,205) and $9,756 for the years ended December 31, 2010, 2009 and 2008, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

4. Investments (continued)

Open futures contracts at December 31, 2010 and 2009, are as follows:

5. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of the risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
5. Reinsurance (continued)

The Company received reinsurance recoveries in the amount of $76,107, $69,659 and $40,858 during 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $18,652 and $18,173, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2010 and 2009 of $332,318 and $315,335, respectively.  As of December 31, 2010 and 2009, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $280,574 and $265,816, respectively.

The Company would experience no reduction in surplus at December 31, 2010 if all reinsurance agreements were cancelled.

Effective December 31, 2010, the Company entered into a reinsurance agreement with Transamerica Life Insurance Company (TLIC), an affiliate, to cede on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis.  Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets.  The Company received consideration of $193,000, resulting in a pre-tax gain of $193,000.  The net of tax gain of $125,450 was credited to surplus in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance.

The Company entered into an indemnity reinsurance agreement effective December 31, 2008, with Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate of the Company, to cede on a 100% quota share basis the net liabilities associated with certain of the Company's variable annuity products on a coinsurance and modified coinsurance basis.  The Company ceded reserves on a coinsurance basis of $133,875, received consideration of $12,780 and established a funds withheld liability of $121,095.  The pre-tax gain of $12,780 ($8,307 on a net of tax basis) has been reclassified to equity in accordance with SSAP 61. The Company ceded general account and separate account reserves on a modified coinsurance basis of $303,642 and $1,703,276, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction. The Company amortized $8,307 into earnings with a corresponding charge to unassigned surplus during 2009. At December 31, 2010 and 2009, the Company holds collateral in the form of letters of credit of $27,000 and $26,000, respectively, from the assuming company.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Reinsurance (continued)

Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit riders included in certain of its variable annuity contracts that were previously ceded to TIRe, an affiliate, under a 2001 reinsurance agreement.  The Company released a funds withheld liability of $14,716 associated with this business and paid recapture consideration of $36,703.   Reserves recaptured included $71,423 of GMDB reserves and $1,927 of claim reserves.  The resulting pre-tax loss of $95,337 was included in the statement of operations in accordance with SSAP No. 61.  In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $5,925 ($3,851 net of tax).  Prior to this transaction, the Company had amortized $1,367 on a pre-tax basis ($889 on a net of tax basis) into earnings for 2008, with a corresponding charge to unassigned surplus.

During 2010, 2009 and 2008, the Company amortized deferred gains from reinsurance transactions occurring prior to 2008 of $24, for each respective year, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2010 and 2009 were $107,200 and $77,700, respectively.

6. Income Taxes

The net deferred income tax asset at December 31, 2010 and 2009 and the change from the prior year are comprised of the following components:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

The main components of deferred income tax amounts are as follows:

Year Ended December 31		
	2010	2009	Change
Ordinary			
Policyholder reserves	$ 109,134	$ 115,089	$ (5,955)
Investments	349	–	349
Deferred acquisition costs	90,529	88,949	1,580
Compensation and benefits accrual	1,039	1,312	(273)
Receivables - nonadmitted	5,399	7,039	(1,640)
Tax credit carry-forward	–	–	–
Other (including items <5% of ordinary tax assets)	3,841	10,525	(6,684)
Subtotal	210,291	222,914	(12,623)
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	70,717	54,382	16,335
Admitted ordinary deferred tax assets	139,574	168,532	(28,958)
Capital:			
(1) Investments	6,740	9,193	(2,453)
(2) Other (including items <5% of total total capital tax assets)	–	–	–
Subtotal	6,740	9,193	(2,453)
Statutory valuation allowance adjustment	–	4,817	(4,817)
Nonadmitted	1,420	1,609	(189)
Admitted capital deferred tax assets	5,320	2,767	2,553
Admitted deferred tax assets	$ 144,894	$ 171,299	$ (26,405)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2010. The valuation allowance for deferred tax assets as of December 31, 2009 was $4,817.  The valuation allowance is primarily related to deferred tax assets of a capital character that in the judgment of management, are not more likely than not to be realized.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2010 and 2009 reporting periods.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
•
10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•
10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
•	10.e
•	.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

Total increased admitted adjusted gross DTAs as the result of the application of paragraph 10.e. SSAP No. 10R, Income Taxes - A Temporary Replacement of SSAP No. 10:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
6. Income Taxes (continued)
*As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, Paragraph 10.b.ii

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

The impact of tax planning strategies at December 31, 2010 was as follows:

Current year income taxes incurred consist of the following major components:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

Year Ended December 31	
	2010	2009	2008
Current income taxes incurred	$ 105,048	$ 41,238	$ (42,578)
Change in deferred income taxes (without tax on unrealized gains and losses)	5,233	(4,611)	7,619
Total income tax reported	$ 110,281	$ 36,627	$ (34,959)
Income before taxes	$ 230,047	$ 163,103	$ (82,350)
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	$ 80,516	$ 57,086	$ (28,823)
Increase (decrease) in actual tax reported resulting from:			
a Dividends received deduction	(10,290)	(7,455)	(7,490)
b Tax credits	(3,603)	(4,157)	(5,370)
c Tax-exempt income	–	–	(0)
d Tax adjustment for IMR	(234)	29	155
e Surplus adjustment for in-force ceded	43,899	(2,916)	1,240
f Nondeductible expenses	22	40	144
g Deferred tax benefit on other items in surplus	7,037	(6,504)	2,912
h Provision to return	(2,806)	(3,380)	(2,923)
i Life-owned life insurance	(829)	(866)	(831)
j Dividends from certain foreign corporations	175	349	773
k Statutory valuation allowance	–	4,817	–
l Prior period adjustment	380	(412)	4,643
m Other	(3,986)	(4)	611
Total income tax reported	$ 110,281	$ 36,627	$ (34,959)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2010.

The Company incurred income taxes during 2010 and 2009 of $112,172 and $44,526, respectively, which will be available for recoupment in the event of future net losses.  The Company did not incur income taxes during 2008 which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2010 and 2009 is $2,144 and $1,573, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $2,144.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company’s interest expense related to income taxes for the years ending December 31, 2010, 2009 and 2008 is $87, $61 and $36, respectively.  The total interest payable balance as of December 31, 2010 and 2009 is $184 and $97, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.  An examination is currently underway for the years 2007 and 2008.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Information regarding the separate accounts of the Company is as follows:

Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$ –	$ –	$ –	$ 378,162	$ 378,162
Reserves for accounts with assets at fair value at December 31, 2010	$ –	$ –	$ –	$ 6,897,592	$ 6,897,592
Reserves for separate accounts by withdrawal characteristics at December 31, 2010:					
Subject to discretionary withdrawal:					
With fair value adjustment	$ –	$ –	$ –	$ –	$ –
At book value without fair value adjustment and with current surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	–	6,895,152	6,895,152
At book value without fair value adjustment and with current surrender charge of less than 5%	–	–	–	–	–
Subtotal	–	–	–	6,895,152	6,895,152
Not subject to discretionary withdrawal	–	–	–	2,440	2,440
Total separate account liabilities at December 31, 2010	$ –	$ –	$ –	$ 6,897,592	$ 6,897,592

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Guaranteed Indexed		Nonindexed Guaranteed Less Than 4%		Nonindexed Guaranteed More Than 4%		Nonguaranteed Separate Accounts		Total	
Premiums, deposits and other considerations for the year ended December 31, 2009	$	—	$	—	$	—	$	455,704	$	455,704
Reserves for accounts with assets at fair value at December 31, 2009	$	—	$	—	$	—	$	6,546,186	$	6,546,186
Reserves for separate accounts by withdrawal characteristics at December 31, 2009:										
Subject to discretionary withdrawal:										
With fair value adjustment	$	—	$	—	$	—	$	—	$	—
At book value without fair value adjustment and with current surrender charge of 5% or more		—		—		—		—		—
At fair value		—		—		—		6,546,186		6,546,186
At book value without fair value adjustment and with current surrender charge of less than 5%		—		—		—		—		—
Subtotal		—		—		—		6,546,186		6,546,186
Not subject to discretionary withdrawal		—		—		—		—		—
Total separate account liabilities at December 31, 2009	$	—	$	—	$	—	$	6,546,186	$	6,546,186

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
7. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $7,401,665 and $7,156,201, respectively.  The assets legally insulated from general account claims at December 31, 2010 are attributed to the following products:

Some separate account liabilities are guaranteed by the general account.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $667,392.  To compensate the general account for the risk taken, the separate account paid risk charges of $12,187 to the general account in 2010.  As of December 31, 2010, the general account of the Company had paid $20,835 toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
7. Policy and Contract Attributes (continued)

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43) which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported a decrease in reserves and an increase in net income of $11,412 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2010 and 2009, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2010 and 2009, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

At December 31, 2010 and 2009, the Company had insurance in force aggregating $4,531,669 and $5,012,732 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance.  The Company established policy reserves of $25,534 and $28,044 to cover these deficiencies at December 31, 2010 and 2009, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

8. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its parent company, AEGON. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2011, without the prior approval of insurance regulatory authorities, is $123,139.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

8. Capital and Surplus (continued)

On December 23, 2010, the Company paid a common stock dividend of $100,000 to its parent company, AEGON.  The entire amount was considered an extraordinary dividend.  On December 30, 2009, the Company paid a common stock dividend of $65,000 to its parent company.  Of this amount, $23,400 was considered an ordinary dividend and $41,600 was considered an extraordinary dividend.  On December 29, 2008 the Company paid a $200,000 common stock dividend to its parent company.  Of this amount, $131,600 was considered an ordinary cash dividend and $68,400 was considered an extraordinary dividend.  The Company received approval from the Ohio Department of Insurance to make these dividend payments.

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, the Company meets the minimum RBC requirements.

9. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2010 and 2009, respectively, securities in the amount of $187,773 and $31,795 were on loan under securities lending agreements.  The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $193,683 and $32,264 at December 31, 2010 and 2009, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
9. Securities Lending (continued)

The Company did not participate in repurchase or dollar repurchase agreements at December 31, 2010 or 2009.

The contractual maturities of the securities lending collateral positions are as follows:

The maturity dates of the reinvested securities lending collateral are as follows:

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)
9. Securities Lending (continued)

The Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $193,956 (fair value of $193,683) that are currently tradable securities that could be sold and used to pay for the $193,824 in collateral calls that could come due under a worst-case scenario.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense allocated to the Company aggregated $1,442, $1,518 and $1,444 for the years ended December 31, 2010, 2009 and 2008, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $702, $736 and $793 for the years ended December 31, 2010, 2009 and 2008, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2010, 2009 and 2008 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $192, $201 and $143 for the years ended 2010, 2009 and 2008, respectively.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between AEGON companies, providing for services needed.  The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $18,600, $13,174 and $113 during 2010, 2009 and 2008, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.  The Company received $23,672, $21,446 and $30,230 from this agreement during 2010, 2009 and 2008, respectively.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

11. Related Party Transactions (continued)

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2010, and 2009, the Company reported a net amount of $(7,123),  and $(4,361), respectively, due (to) from affiliates.  Terms of settlement require that these amounts are settled within 90 days.  During 2010, 2009 and 2008, the Company paid net interest of $38, $132 and $924, respectively, to affiliates.

At December 31, 2009 the Company had a short-term intercompany note receivable of $27,000 from AEGON due by September 29, 2010 at .25% interest.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, this note was reported on the balance sheet as a short-term investment. The note was repaid prior to its due date.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2010 and 2009, the cash surrender value of these policies was $71,167 and $68,798, respectively.

12. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

12. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,448 and $3,330 with no offsetting premium tax benefit at December 31, 2010 and 2009, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $95, $58 and $36 for 2010, 2009 and 2008, respectively.

The Company has contingent commitments of $1,151 and $1,056 at December 31, 2010 and 2009, respectively, for joint ventures, partnerships and limited liability companies, which includes commitments for LIHTC’s of $1,024 and $1,056, respectively, at December 31, 2010 and 2009.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company.  The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets.  At December 31, 2010 and 2009 respectively, the Company pledged assets in the amount of $16,342 and $14,394 to satisfy the requirements of futures trading accounts.

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 5, 2011, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).  As of April 5, 2011, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2010.

WRL 2010 SEC (2)

Statutory-Basis Financial
Statement Schedules

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than
Investments in Related Parties
 (Dollars in Thousands)

December 31, 2010

Schedule I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities			
Bonds:			
United States government and government agencies and authorities	$ 48,002	$ 47,500	$ 48,002
States, municipalities and political subdivisions	29,841	29,989	29,841
Foreign governments	10,457	10,760	10,457
Hybrid securities	9,975	10,581	9,975
All other corporate bonds	842,912	850,235	842,912
Total fixed maturities	941,187	949,065	941,187
Mortgage loans on real estate	12,416		12,416
Real estate	37,041		37,041
Policy loans	391,511		391,511
Cash, cash equivalents and short-term investments	242,139		242,139
Securities lending reinvested collateral assets	193,926		193,926
Other invested assets	4,120		4,120
Total investments	$ 1,822,340		$ 1,822,340

 (1)           Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

WRL 2010 SEC (2)

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information
(Dollars in Thousands)

Schedule III

Future Policy Benefits and Expenses	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims, Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2010						
Individual life	$ 1,121,254	$ 17,912	$ 480,607	$ 42,619	$ 298,390	$ 410,754
Group life and health	19,215	104	5,123	701	3,173	4,847
Annuity	521,268	561	40,279	21,167	463,959	(413,730)
	$ 1,661,737	$ 18,577	$ 526,009	$ 64,487	$ 765,522	$ 1,871
Year ended December 31, 2009						
Individual life	$ 1,091,121	$ 18,403	$ 502,238	$ 30,963	$ 282,952	$ 430,307
Group life and health	17,641	513	2,585	474	2,865	3,752
Annuity	608,644	1,082	151,428	16,934	506,798	(316,750)
	$ 1,717,406	$ 19,998	$ 656,251	$ 48,371	$ 792,615	$ 117,309
Year ended December 31, 2008						
Individual life	$ 1,097,394	$ 20,196	$ 574,634	$ 45,656	$ 370,010	$ 237,806
Group life	16,261	101	375	667	1,473	365
Annuity	621,785	2,183	213,833	25,300	968,935	1,519,611
	$ 1,735,440	$ 22,480	$ 788,842	$ 71,623	$ 1,340,418	$ 1,757,782

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

WRL 2010 SEC (2)

 Western Reserve Life Assurance Co. of Ohio

Reinsurance
(Dollars in Thousands)

Schedule IV

Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2010					
Life insurance in force	$108,965,895	$ 63,468,227	$ 16,201,258	$ 61,698,926	26%
Premiums:					
Individual life	$ 577,919	$ 100,619	$ 3,307	$ 480,607	1%
Group life and health	16,834	11,711		5,123	0%
Annuity	58,368	18,089		40,279	0%
	$ 653,121	$ 130,419	$ 3,307	$ 526,009	1%
Year ended December 31, 2009					
Life insurance in force	$ 105,354,990	$ 54,257,827	$ 16,526,779	$ 67,623,942	24%
Premiums:					
Individual life	$ 586,466	$ 87,785	$ 3,557	$ 502,238	1%
Group life	14,786	12,201	—	2,585	0%
Annuity	168,549	17,121	—	151,428	0%
	$ 769,801	$ 117,107	$ 3,557	$ 656,251	1%
Year ended December 31, 2008					
Life insurance in force	$ 102,486,516	$ 54,034,032	$ 16,447,344	$ 64,899,828	25%
Premiums:					
Individual life	$ 648,362	$ 77,458	$ 3,730	$ 574,634	1%
Group life	5,033	4,658	—	375	0%
Annuity	337,322	123,489	—	213,833	0%
	$ 990,717	$ 205,605	$ 3,730	$ 788,842	0%

WRL 2010 SEC (2)

PART C - OTHER INFORMATION

Item 26.                    Exhibits
(a)		Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Master Service and Distribution Compliance Agreement (2)
	(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
	(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
	(iv)	Principal Underwriting Agreement (3)
	(v)	First Amendment to Principal Underwriting Agreement (3)
	(vi)	Second Amendment to Principal Underwriting Agreement (13)
	(vii)	Third Amendment to Principal Underwriting Agreement (16)
	(viii)	Form of Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (17)
	(vix)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve. (28)
(d)	(i)	(a)Specimen Flexible Premium Variable Life Insurance Policy (VL07) (8)
(b) Revised GPT Schedule Pages (VL07) (25)
(c) Revised CVAT Schedule Pages (VL07) (25)
	(ii)	Inflation Fighter Rider (8)
	(iii)	Primary Insured Rider Plus (8)
	(iv)	Disability Waiver of Premium Rider (8)
	(v)	Disability Waiver of Monthly Deductions Rider (8)
	(vi)	Other Insured Rider (8)
	(vii)	Accidental Death Benefit Rider (8)
	(viii)	Living Benefit Rider (an Accelerated Death Benefit) (6)
	(ix)	Children’s Insurance Rider (7)
(e)		Application for Flexible Premium Variable Life Insurance Policy (13)
(f)		Depositor’s Certification of Incorporation and By-Laws
	(i)	Second Amended Articles of Incorporation of Western Reserve (2)
	(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
	(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)		Reinsurance Agreements
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
	(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
	(iii)	Reinsurance Treaty dated September 1, 2003 (15)
(h)	(i)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (9)
	(ii)	Amendment No. 1 dated March 15, 2000 to Participation Agreement – Variable Insurance Products Fund (10)
	(iii)	Second Amendment dated April 12, 2001 to Participation Agreement – Variable Insurance Products Fund (11)
	(iv)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (13)
	(v)	Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated February 21, 2001 and Amendments thereto (12)
	(vi)	Amendment No. 21 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated September 1, 2003 (13)
	(vii)	Amendment No. 22 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated December 1, 2003 (14)

	(viii)	Amendment No. 23 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated May 1, 2004 (16)
	(ix)	Amendment No. 24 to Participation Agreement between AEGON/Transamerica Series Fund, Inc. and Western Reserve dated October 22, 2004 (17)
	(x)	Amendment No. 25 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated March 28, 2005 (18)
	(xi)	Amendment No. 26 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated September 1, 2005 (18)
	(xii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (22)
	(xiii)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2007 (22)
	(xiv)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (19)
	(xv)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (23)
	(xvi)	Amendment No. 27 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2006 (21)
	(xvii)	Amendment No. 28 to Participation Agreement between AEGON/Transamerica Series Trust and Western Reserve dated May 1, 2007 (21)
	(xviii)	Amendment No. 29 to Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) dated May 1, 2008. (23)
	(xix)	Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2008 (26)
(xx)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (26)

	(xxi)	Amendment No. 33 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2009 (26)
	(xxii)	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (26)
(xxiii)
Amendment No. 1 Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (26)

	(xxiv)	Amendment No. 34 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2009 (27)
	(xxv)	Amendment No. 35 to Participation Agreement between Transamerica Series Trust and Western Reserve dated May 1, 2010 (27)

	(xxvi)	Amendment No. 36 to Participation Agreement between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2011 (28)
	(xxvii)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2011(28)
	(xxviii)	Amendment No. 5 among Fidelity Variable Insurance Products Funds II, Fidelity Distributors Corporation and Western Reserve dated May 1, 2004(28)
	(xxix)	Amendment No. 6 among Fidelity Variable Insurance Products Funds II, Fidelity Distributors Corporation and Western Reserve dated June 27, 2007(28)
	(xxx)	Amendment No. 7 among Fidelity Variable Insurance Products Funds II, Fidelity Distributors Corporation and Western Reserve dated August 30, 2007(28)
	(xxxi)	Amendment No. 8 among Fidelity Variable Insurance Products Funds II, Fidelity Distributors Corporation and Western Reserve dated May 1, 2011(28)
(xxxii)
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2011(28)

(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities
(l)		Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered
(m)		Sample Hypothetical Illustration (13)
(n)		Other Opinions:
	(i)	Written Consent of Ernst & Young LLP
(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum describing issuance, transfer and redemption procedures (15)
	(ii)	Memorandum describing issuance, transfer and redemption procedures, as amended

(r)	Powers of Attorney
Eric J. Martin(26)
Brenda K. Clancy(26)
Arthur C. Schneider(26)
Charles T. Boswell(26)
John R. Hunter(26)
Darryl D. Button (27)

 ________________________________

(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(8)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(9)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference
(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 14, 2004 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 14, 2004 (File No. 333-107705) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(18)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.
(19)	This exhibit was previously filed on the Initial Registrations Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 12, 2007 (File No. 333-135005) and is incorporated herein by reference.
(21)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration System dated June 28, 2007 and is incorporated herein by reference.
(22)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File 333-144117) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 11, 2008 (File No. 333-110315) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 16, 2008 (File No. 107705) and is incorporated herein by reference.
(25)	This exhibit was previously filed on Post-Effective Amendment No. 9 to Form N-6 Registration Statement dated July 1, 2008 (File No. 333-107705) and is incorporated herein by reference.
(26)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(27)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 14, 2010 (File No. 333-110315) and is incorporated herein by reference.
(28)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-110315) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Brenda K. Clancy	(1)	Chairman of the Board and President
Charles T. Boswell	(2)	Director and Chief Executive Officer
Darryl D. Button	(1)	Director

Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Chief Financial Officer
Eric J. Martin	(1)	Vice President and Corporate Controller
_________________________

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~ NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member - Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member
Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.0181%);  Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.
Ohio General Corporation Law

Section 1701.13  Authority of corporation.

(E)(1)                  A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)          A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:
(a)          Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)          Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)          To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)          Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)          By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)          If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)          By the shareholders;

(d)          By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a)  Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i)  Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii)  Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)          Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)          The indemnification authorized by this section shall not be exclusive of, and shall be in addition to,  any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)          A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)          The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section.  Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)          As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH:  (1)  The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article.  Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought.  Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article.  If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation.  Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)           The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation.  The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation.  To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above.  The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

(a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company (formerly, Merrill Lynch Life Insurance Company ) .

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York (formerly, ML Life Insurance Company of New York ) .

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
David W. Hopewell	(2)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
Thomas A. Swank	(1)	Director
Blake S. Bostwick	(2)	Chief Operations Officer Chief Marketing OFficer
David R. Paulsen	(2)	Chief Sales Officer
Anne M. Spaes	(3)	Executive Vice President
Courtney John	(2)	Chief Compliance Officer and Vice President
Frank A. Camp	(1)	Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(3)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President
Margaret A. Cullem-Fiore	(4)	Assistant Vice President
Dennis P. Gallagher	(4)	Assistant Vice President
Karen D. Heburn	(4)	Vice President
Wesley J. Hodgson	(2)	Vice President
Christy Post-Rissin	(4)	Assistant Vice President
Brenda L. Smith	(4)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Arthur D. Woods	(4)	Assistant Vice President
Tamara D. Barkdoll	(2)	Assistant Secretary
Erin K. Burke	(1)	Assistant Secretary
Lisa Wachendorf	(1)	Assistant Vice President
Shelley A. Mossman	(1)	Assistant Vice President

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)     4 40 Mamaroneck Avenue, Harrison NY 10528
(4)     570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$2 0,084,067.96	0

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at
570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation

Western Reserve hereby represents that the fees and charges deducted under the WRL Xcelerator are in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WRL Series Life Account, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 15 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of St. Petersburg, and State of Florida, on the 20th of April, 2011.

                      WRL SERIES LIFE ACCOUNT
                      (Registrant)
By: /s/ Brenda K. Clancy
               Brenda Clancy*/Chairman of the Board and
               President of Western Reserve Life Assurance Co. of Ohio

                      WESTERN RESERVE LIFE ASSURANCE
                      CO. OF OHIO
                      (Depositor)
By: /s/ Brenda K. Clancy
Brenda Clancy*/Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                  Title                                                                      Date

/s/ Darryl D. Button                             Director                                                                  April 20, 2011
T */

/s/ Charles T. Boswell                        Director and Chief Executive Officer                  April 20, 2011
Charles T. Boswell */

/s/ Brenda Clancy                               Chairman of the Board & President                    April 20, 2011
Brenda K. Clancy */

/s/ Eric J. Martin                                  Vice President and Treasurer                             April 20, 2011
Eric J. Martin*/

/s/ John R. Hunter                               Director and Chief Financial                              April 20, 2011
John R. Hunter */               Officer

/s/ Arthur C. Schneider                      Director, Senior Vice President and                   April 20, 2011
Arthur C. Schneider */           Chief Tax Officer

*/   /s/ Arthur D. Woods
     Signed by Arthur D. Woods, Esq.
     As Attorney in Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit                           Description
No.                                  of Exhibit

26(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered
26(n)(ii)	Written Consent of Ernst & Young LLP
26(q)(ii)	Memorandum describing issuance, transfer and redemption procedures, as amended

Exhibit 26(k)

Opinion and Consent of Arthur D. Woods, Esq. as to the Legality of the Securities Being Registered

Insert consent

Exhibit 26(l)

Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

Insert Opinion

Exhibit 26(n)(i)

Written Consent of Ernst & Young LLP

Insert consent

Exhibit 26(q)
Memorandum describing issuance, transfer and
redemption procedures, as amended

insert memorandum